Schedule 14A Information
               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934



Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ X ]Preliminary Proxy Statement
[  ] Preliminary Additional Materials
[  ] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Section 240.149-11(c) or Section 240.14a-
     12

                       FEDERATED PURCHASER, INC.
           (Name of Registrant as Specified in its Charter)

                     CHRISTIAN PETER JOHNSON, ESQ.
              (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check appropriate box):

[  ]No fee required

[ X]Fee computed on table below per Exchange Act Rules 14a-6(j)(4) and 0-11

     1)Title of each class of securities to which transaction applies:

     COMMON STOCK, $.01 PAR VALUE.

     2) Aggregate number of securities to which transaction applies:

     4,882,644

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     $1,657,286

     4) Proposed maximum aggregate value of transaction:

     $1,657,286

     5) Total fee paid:


     $332.00

[  ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     1)    Amount Previously Paid:


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     2)    Form, Schedule or Registration Statement No.:



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     3)    Filing Party:



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     4)    Date Filed:


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PRELIMINARY COPY

                        [FEDERATED LETTERHEAD]

February     , 1998

To Our Shareholders:

     You are cordially invited to attend a special meeting of the shareholders (the "Special Meeting") of Federated Purchaser, Inc. ("Federated"), to be held
on                        ,  1998  at         a.m.  Eastern  Standard  Time  at
 .

     At the Special Meeting you will be asked to consider and vote upon a proposal to approve and adopt an amendment (the "Amendment") to Federated's certificate of incorporation, which will increase the number of authorized shares of Federated's common stock (the "Common Stock") from 5 million to 10 million. By approving the Amendment, you will enable Federated to consummate an Agreement (the "Agreement") among Federated, Wise Components, Inc. ("Wise"), and Wise's sole shareholder, Martin L. Blaustein ("Mr. Blaustein"). Under the terms of the Agreement, Federated will acquire all of Wise's capital stock from Mr. Blaustein, and in exchange will issue 4,491,988 shares of Common Stock to Mr. Blaustein (these transactions collectively known as the "Exchange"). The Agreement also provides that upon the occurrence of certain events during the six months subsequent to the Exchange, Federated may issue up to an additional 390,656 shares of Common Stock to Mr. Blaustein. Accordingly, a total of 4,882,644 shares of Common Stock are to be issued. The Agreement and Amendment are described more thoroughly in the attached Proxy Statement, which shareholders should read carefully.

     As Federated's current Certificate of Incorporation does not permit the issuance of sufficient shares of Common Stock, the Agreement cannot be consummated without shareholder approval of the Amendment. A vote FOR approval of the Amendment therefore has the practical consequence of approving of the Agreement.

     After careful consideration, your Board of Directors believes that the Exchange is in the best interests of Federated and its shareholders. Accordingly, your Board of Directors has unanimously approved the Agreement and recommends that holders of Federated Common Stock vote FOR approval of the Amendment.

     All shareholders  are  invited  to  attend  the  meeting  in  person.  The affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock will be necessary for approval and adoption of the Amendment. Harry J. Fallon, Acting Chairman of the Board of Federated, owns 18.9% of the shares of Common Stock outstanding, and has announced his intention to vote "FOR" the approval of the Amendment. Directors Edmund L. Hoener, Edwin S. Shortess and Jane A. Christy hold, respectively, 2,538, 3,178, and 11,921 shares of Common Stock, representing together 1.1% of the shares of Common Stock outstanding; they have also announced their intentions to vote "FOR" the approval of the Amendment. Nevertheless, approval of the Amendment by the shareholders is not assured.

     Even if you plan to attend the Special Meeting in person, please complete, sign and promptly return the enclosed proxy in the enclosed postage pre-paid envelope. If you attend the Special Meeting, you may vote in person whether or not you have previously returned your proxy.

                                 Sincerely,


                                 HARRY J. FALLON
				 President and Acting Chairman

PRELIMINARY COPY

                       FEDERATED PURCHASER, INC.
                         268 Cliffwood Avenue
                         Cliffwood, NJ  07721
                            (908) 290-2900
                      ---------------------------

               NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                 to be held on ________________, 1998

                      ---------------------------

Notice is hereby given that a Special Meeting of the shareholders (the "Special Meeting") of Federated Purchaser, Inc., a New York corporation ("Federated"),
will  be held on                   , 1998 at            a.m.  Eastern  Standard
Time, at                   , for the purpose of considering and voting upon the
following matters:

     1. A proposal to approve and adopt an amendment (the "Amendment") to Federated's certificate of incorporation, which will increase the number of authorized shares of Federated's common stock (the "Common Stock") from 5 million to 10 million, thereby enabling Federated to consummate an Agreement (the "Agreement") dated October 1, 1997, among Federated, Wise Components, Inc. ("Wise"), and Wise's sole shareholder, Martin L. Blaustein ("Mr. Blaustein"), under which Federated will acquire all of Wise's capital stock from Mr. Blaustein, and in exchange will issue 4,491,988 shares of Common Stock to Mr. Blaustein (these transactions collectively known as the "Exchange"). The Agreement also provides that upon the occurrence of certain events during the six months subsequent to the Exchange, Federated may issue up to an additional 390,656 shares of Common Stock to Mr. Blaustein. Accordingly, a total of 4,882,644 shares of Common Stock are to be issued. As Federated's current Certificate of Incorporation does not permit the issuance of sufficient shares of Common Stock, the Agreement cannot be consummated without shareholder approval of the Amendment. A vote FOR approval of the Amendment therefore has the practical consequence of approving of the Agreement.

     2. Such other business as may properly come before the Special Meeting and any postponements or adjournments thereof.

     Holders of record of Common Stock and at the close of business on _______________, 1998 (the "Record Date"), are entitled to notice of, and to vote at, the Special Meeting and any adjournment thereof.

     Under New York law, no appraisal rights are available to Federated shareholders with respect to any aspect of the Amendment and Exchange.

     Please fill in the appropriate blanks, sign, date and return the enclosed proxy card, whether or not you plan to attend the Special Meeting. If you attend the meeting and wish to vote in person, you may do so by withdrawing your proxy prior to voting at the Special Meeting.

     By Order of the Board of Directors

                      ______________________________
                      Marie Santasiri
     [Date]           Secretary

                          FEDERATED PURCHASER, INC.
                             268 CLIFFWOOD AVENUE
                          CLIFFWOOD, NEW JERSEY 07721
				(908) 290-2900

                            PROXY STATEMENT FOR
          SPECIAL MEETING OF SHAREHOLDERS ON                     1998


     This Proxy Statement is being furnished to the holders as of ___________________, 1998 (the "Record Date"), of common stock, $0.10 par value per share (the "Common Stock"), of Federated Purchaser, Inc., a New York corporation ("Federated"), in connection with the solicitation of proxies by Federated's Board of Directors (the "Federated Board"), for use at a special meeting of shareholders of Federated (the "Special Meeting") to be held on ,
1998 at _____ a.m. Eastern Standard Time at                , and at any
postponements or adjournments thereof. This Proxy Statement and the accompanying Proxy Card are first being mailed to shareholders of Federated on or about____________________, 1998.

     At the Special Meeting, holders of Federated Common Stock and will be asked to consider and vote upon a proposal to approve and adopt an amendment (the "Amendment") to Federated's certificate of incorporation, which will increase the number of authorized shares of Federated's common stock (the "Common Stock") from 5 million to 10 million. By voting in favor of the Amendment, Federated's shareholders will enable Federated to consummate an Agreement (the "Agreement") dated October 1, 1997, among Federated, Wise Components, Inc. ("Wise"), and Wise's sole shareholder, Martin L. Blaustein ("Mr. Blaustein"), under which Federated will acquire all of Wise's capital stock from Mr. Blaustein, and in exchange will issue 4,491,988 shares of Common Stock to Mr. Blaustein (these transactions collectively known as the "Exchange"). The Agreement also provides that upon the occurrence of certain events during the six months subsequent to the Exchange, Federated may issue up to an additional 390,656 shares of Common Stock to Mr. Blaustein. Accordingly, a total of 4,882,644 shares of Common Stock are to be issued. As Federated's current Certificate of Incorporation does not permit the issuance of sufficient shares of Common Stock, the Agreement cannot be consummated without shareholder approval of the Amendment. A vote FOR approval of the Amendment therefore has the practical consequence of approving of the Agreement.

     As a result of the Exchange, Mr. Blaustein will own approximately 74% of Federated's issued and outstanding Common Stock, and Wise will become a wholly-owned subsidiary of Federated. The Exchange is described more thoroughly in this Proxy Statement and in the documents attached hereto, each of which shareholders are urged to read carefully. The shareholders of Federated will also consider and vote upon such other matters as may properly come before the Special Meeting and any postponements or adjournments thereof.

     SEE "RISK FACTORS" ON PAGE     FOR A DISCUSSION OF CERTAIN CONSIDERATIONS
IN EVALUATING THE EXCHANGE.

     Under New York law, law, no appraisal rights are available to Federated shareholders with respect to any aspect of the Amendment and Exchange. See "The Exchange and Amendment - Appraisal Rights," and Appendix II

     Federated's Common Stock is not traded on an exchange. On January 20, 1998, the last reported bid price per share of Common Stock was $.29, and the last reported ask price per share was $.44. Although Federated is publicly traded, no active public trading market currently exists for Common Stock. See "Summary - Market Price and Trading" and "Market For Common Equity."

     The date of this Proxy Statement is               , 1998.

     All expenses incurred in connection with this solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by use of the mails, the directors, officers and regular employees of the Company may solicit proxies by telephone or personal interview, but will not receive any additional compensation therefor. The company will reimburse brokers, banks and other nominees for their reasonable expenses incurred in forwarding proxy materials.

                           TABLE OF CONTENTS
                                                                   PAGE


Available Information.................................................9
Assistance............................................................9
Incorporation of Certain Information by Reference ....................9
Forward-Looking Statements...........................................10
Summary..............................................................12
Risk Factors.........................................................20
The Special Meeting .................................................24
The Exchange and Amendment ..........................................25
The Exchange Agreement ..............................................32
Business of Federated................................................35
Federated Purchaser, Inc. Selected Historical Consolidated
   Financial Data ...................................................38
Management's Discussion and Analysis of Financial Condition
   and Results of Operations for Federated...........................40
Description of Capital Stock of Federated............................44
Directors and Officers...............................................48
Business of Wise.....................................................53
Wise Components, Inc. Selected Historical Financial Data ............57
Management's Discussion and Analysis of Financial Condition
   and Results of Operations of Wise.................................58
Capital Stock of Wise................................................61
Market for Common Equity.............................................62
Pro Forma Financial Information .....................................63
Experts..............................................................68
                    _______________________________

                         AVAILABLE INFORMATION

     Federated is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the Commission's regional offices at 7 World Trade Center, 13th Floor, New York, New York 10048. Copies of such material can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates.

     Federated has filed with the Commission a Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the Common Stock. This Proxy Statement does not contain all of the information set forth in the Registration Statement, certain parts of which have been omitted in accordance with the Commission's rules and regulations. For further information with respect to Federated and Federated's Common Stock, reference is made to the Registration Statement, including the exhibits and schedules thereto. Statements contained in this Proxy Statement with respect to the contents of any contract or other document referred to herein are not necessarily complete and in each instance such statements are qualified in all respects by reference to the copies of such contract or other document filed as an exhibit to the Registration Statement. Copies of the Registration Statement, including the exhibits and schedules, may be inspected without charge at the offices of the Commission or obtained at prescribed rates from the Public Reference Section of the Commission at 450 Fifth Street, N.W.,
Washington, D.C. 20549. The Commission also maintains a Web site at http://www.sec.gov, which contains reports, proxy and information statements, and other information regarding Federated.

     References in this Proxy Statement to Federated mean Federated Purchaser, Inc. and, where relevant, its wholly-owned subsidiaries.

                              ASSISTANCE

     Federated shareholders who require assistance relating to the Amendment or the Exchange should contact Federated at the address or telephone number listed on the front cover of this Proxy Statement.

                             RISK FACTORS

     Shareholders should carefully consider the information presented in this Proxy Statement, particularly the matters set forth under the caption "Risk Factors."

            INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     Federated's Annual Report on Form 10-K for the year ended October 31, 1996, filed with the Commission on January 29, 1997, and the amendment thereof on form 10-K/A, filed with the Commission on May 1, 1997, are incorporated herein by reference in their entirety.

     Federated's Proxy Statement on Schedule 14A as filed with the Commission on February 21, 1997 and its Report on Form 8-K as filed with the Commission on October 1, 1997, are incorporated herein by reference in their entirety.

     Any statement contained in a document incorporated or deemed to be incorporated by reference herein, or contained in this Proxy Statement shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed to constitute a part of this Proxy Statement, except as so modified or superseded.

     This prospectus incorporates documents by reference what are not presented herein or delivered herewith. These documents are available from Marie Santasiri, Secretary, Federated Purchaser, 268 Cliffwood Avenue, Cliffwood, NJ 07721, (908) 290-2900. In order to ensure timely delivery of the documents,
any request should be made by                    .

                      FORWARD-LOOKING STATEMENTS

     This Proxy Statement contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations and business of Federated and Wise. Statements in this document that are not historical facts are hereby identified as "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Exchange Act and Section 27A of the Securities Act. Federated cautions the reader that such "forward-looking statements" including without limitation, those relating to Federated's and Wise's future business prospects, revenues, working capital, liquidity and capital needs, and regarding Federated's cost controls and reductions, wherever they occur in this document, are necessarily estimates reflecting the best judgment of Federated's and Wise's senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the "forward-looking statements," including the possibilities that the demand for Federated's or Wise's services may decline as a result of possible changes in general and industry specific economic conditions and the effect of competitive services and pricing, and the risk of a failure by Federated to integrate effectively the businesses of Wise. Such "forward-looking statements" should, therefore, be considered in light of various important factors, including those set forth in this Proxy Statement.

     The words "estimate," "project," "intend," "expect" and similar expressions are intended to identify forward-looking statements. These "forward-looking statements" are found at various places throughout this document. The reader is cautioned not to place undue reliance on forward-looking statements included herein and to read carefully the discussion of risks set forth under the heading "Risk Factors" for an understanding of the types of risks that may cause results to differ from those projected herein. Neither Federated nor Wise undertakes any obligation to publicly release any revisions to the forward-looking statements herein to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

     No person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement, and, if given or made, such information or representations must not be relied upon as having been authorized by Federated, Wise or their respective affiliates. This Proxy Statement does not constitute an offer to exchange or sell, or a solicitation of an offer to exchange or purchase, any securities other than Federated Common Stock offered hereby, nor does it constitute an offer to exchange or sell or a solicitation of an offer to exchange or purchase such securities in any state or other jurisdiction to any person to whom such an offer or solicitation would be unlawful.

                        PROXY STATEMENT SUMMARY

     This Proxy Statement is furnished in connection with the proposed Exchange, and the solicitation relating to the Amendment. This summary is not a complete statement of all information, facts or materials relating to a shareholder's decision with respect to the matters to be voted on at the Special Meeting. This summary should only be read in conjunction with, and is qualified in its entirety by reference to, the more detailed information contained in this Proxy Statement and the Appendices hereto. Unless otherwise defined, capitalized terms used in this summary have the respective meanings ascribed to them elsewhere in this Proxy Statement. Shareholders are urged to review carefully this Proxy Statement and the Appendices hereto in their entirety.





The Exchange..........................................	      This Proxy Statement relates to a proposal
                                                              to  approve an Agreement dated as of October
                                                              1, 1997, as amended (the "Agreement"), among
                                                              Federated,  Wise and Mr. Blaustein, pursuant
                                                              to which Federated  will  acquire all of the
                                                              outstanding capital stock of  Wise  from Mr.
                                                              Blaustein,  and  will issue to Mr. Blaustein
                                                              4,491,988 shares of  Federated  Common Stock
                                                              in    exchange   (the   "Exchange").    Upon
                                                              consummation  of  the  Exchange,  Wise  will
                                                              become    a   wholly-owned   subsidiary   of
                                                              Federated,   and   Mr.   Blaustein  will  be
                                                              Federated's  principal  shareholder,  owning
                                                              approximately   74%   of  the   issued   and
                                                              outstanding Federated Common  Stock.  A Form
                                                              of  Agreement  is  attached  to  this  Proxy
                                                              Statement  as  Appendix  I,  and any summary
                                                              contained  herein  of the terms  thereof  is
                                                              qualified in its entirety  by  reference  to
                                                              the Agreement.
				  -12-

The Parties...............................................
            Federated.....................................    Federated  and  its  wholly-owned subsidiary
                                                              are   engaged   in   one  segment   of   the
                                                              electronics  industry:   the   assembly  and
                                                              marketing  of  a  broad  range of electronic
                                                              parts,  components  and  related   equipment
                                                              (including,  for  example,  such  items   as
                                                              semi-conductors,  wire,  transformers, relay
                                                              systems, capacitors and electronic tubes) to
                                                              industrial customers.

                                                              Federated  conducts its business through its
                                                              two locations  in Cliffwood, New Jersey, and
                                                              Allentown,  Pennsylvania,  and  through  the
                                                              direct solicitation  of  certain  industrial
                                                              customers    by    Federated's   own   sales
                                                              personnel.

                                                              Federated's  principal  business  address is
                                                              268 Cliffwood Avenue, Cliffwood, NJ   07721,
                                                              and its telephone number is (908) 290-2900.

            Wise.................................             Wise   Components,  Inc.  ("Wise"),  founded
                                                              approximately   22  years  ago,  distributes
                                                              electronic components and wire and cable for
                                                              voice and data networks.  Its products range
                                                              from capacitors to  fiber  optics  to  power
                                                              modification    and   protection   supplies.
                                                              Founded as a local distributor, it has since
                                                              expanded to include  regional, national, and
                                                              international clientele,  with sales offices
                                                              in Greenwich, Connecticut.

                                                              Wise's  principal  business  address  is  28
                                                              Henry  Street, Greenwich, Connecticut 06830,
                                                              and its telephone number is (800) 543-4333.

				  -13-

The Amendment.......................................	      As a condition to the Exchange, Federated's
                                                              common shareholders are solicited to approve
                                                              an    amendment    (the    "Amendment")   to
                                                              Federated's  Certificate  of  Incorporation,
                                                              which will increase the number of authorized
                                                              shares of Common Stock from 5 million  to 10
                                                              million.  As Federated's current Certificate
                                                              of   Incorporation   does   not  permit  the
                                                              issuance  of  sufficient  shares  of  Common
                                                              Stock, the Agreement cannot  be  consummated
                                                              without    shareholder   approval   of   the
                                                              Amendment.   A  vote  FOR  approval  of  the
                                                              Amendment   therefore   has   the  practical
                                                              consequence of approving of the Agreement.

                                                              A form of the Amendment is attached  to this
                                                              Proxy  Statement  as  Appendix  II,  and any
                                                              summary   contained   herein  of  the  terms
                                                              thereof  is  qualified in  its  entirety  by
                                                              reference to said Appendix II.

Conditions to Exchange....................................    Consummation of the Exchange is subject to a
                                                              number of conditions, including the approval
                                                              by a majority of Federated's shareholders of
                                                              the Amendment described above; the Agreement
                                                              may  also be terminated by either party upon
                                                              the occurrence or failure of certain events.
                                                              Among  the  events  that could result in the
                                                              termination of the Agreement is a failure by
                                                              Federated, as of the  closing  date, to have
                                                              shareholder's  equity of at least  $400,000.
                                                              See "The Exchange Agreement -- Conditions to
                                                              Consummation  of   the  Exchange;  Competing
                                                              Transactions."
				  -14-

Competing Transactions; Termination.......................    Under the Agreement, Federated's Board of
                                                              Directors  retains the right to exercise its
                                                              fiduciary  duties  to  its  shareholders  by
                                                              considering   other   proposals   or  offers
                                                              relating  to  the  acquisition  of  all   or
                                                              substantially  all  of  Federated's  capital
                                                              stock  or assets ("Competing Transactions").
                                                              Federated may terminate the Agreement should
                                                              its Board  of  Directors  determine  that  a
                                                              Competing Transaction is more favorable from
                                                              a   financial   point   of   view   to   its
                                                              shareholders than the Exchange.  Upon such a
                                                              termination,   Federated   must  pay  up  to
                                                              $50,000  of Mr. Blaustein's reasonable  out-
                                                              of-pocket  expenses  in  connection with the
                                                              Exchange.   The parties may  also  terminate
                                                              the   Agreement    under    certain    other
                                                              circumstances.   See "The Exchange Agreement
                                                              -- Competing Transactions; Termination."
The Special Meeting.......................................
	Time, Date and Place..............................    The Special meeting will be held at
                                                              on                     , 1998, commencing at
                                                              a.m. Eastern Standard Time.
        Matters to be Considered at the Special
        Meeting...........................................    At  the Special Meeting, the shareholders of
                                                              Federated will be asked to consider and vote
                                                              upon  a  proposal  to  approve the Amendment
                                                              and,  such other business  as  may  properly
                                                              come   before    the    meeting    and   any
                                                              postponements or adjournments thereof.
				  -15-

         Voting...........................................    Under the laws of the State of New York, the
                                                              affirmative vote of a majority of the shares
                                                              of  Common  Stock  issued and outstanding on
                                                              the Record Date voting  together  as a class
                                                              is  required  to  authorize  the  Amendment.
                                                              Harry  J.  Fallon,  Acting  Chairman of  the
                                                              Board of Federated, owns 18.9% of the shares
                                                              of   Common  Stock  outstanding,   and   has
                                                              announced  his  intention  to vote "FOR" the
                                                              approval of the Amendment.  Directors Edmund
                                                              L.  Hoener, Edwin S. Shortess  and  Jane  A.
                                                              Christy  hold,  respectively,  2,538, 3,178,
                                                              and   11,921   shares   of   Common   Stock,
                                                              representing together 1.1% of the shares  of
                                                              Common  Stock  outstanding;  they  have also
                                                              announced their intentions to vote "FOR" the
                                                              approval of the Amendment.

         Record Date....................................      Holders of record of shares of Federated
                                                              Common  Stock  at  the close of business on
                                                              , 1998 are entitled  to  notice  of,  and to
                                                              vote at, the Special Meeting.

Owners other than Registered Owners.....................      Any beneficial owner of Federated Common
                                                              Stock whose shares registered in the name of
                                                              a  broker,  dealer,  commercial  bank, trust
                                                              company or other nominee should contact such
                                                              registered holder promptly and instruct such
                                                              registered   holder   to   tender   on  such
                                                              beneficial owner's behalf.

Effects of the Exchange.................................      Upon consummation of the Exchange, Mr.
                                                              Blaustein  will become Federated's principal
                                                              shareholder,    holding    about    74%   of
                                                              Federated's  issued  and  outstanding Common
                                                              Stock.  Wise will also become a wholly-owned
                                                              subsidiary of Federated.

Recommendation of the Board of Directors................      The Board of Federated has unanimously
                                                              approved  the  Agreement  and Amendment, and
                                                              recommends to Federated's shareholders  that
                                                              they  vote FOR the Amendment.  The Board has
                                                              determined  that  the Exchange represents an
                                                              attractive opportunity  for the shareholders
                                                              to   realize   greater   return   on   their
                                                              investments   in   Federated,    which   are
                                                              presently of diminished liquidity and value.

Interests of Certain Persons in the Exchange.............     Certain members of Federated's Board of
                                                              Directors  and  management have interests in
                                                              the Exchange that  are  in  addition  to  or
                                                              different  from the interests of Federated's
                                                              shareholders   generally.    Such  interests
                                                              relate  to the consulting agreement  between
                                                              Federated   and   Harry   J.   Fallon,   the
                                                              employment  agreement  between Federated and
                                                              Jane A. Christy, the election  of  Harry  J.
                                                              Fallon  to  the  position  of  Vice Chairman
                                                              following  the  Exchange, and certain  other
                                                              interests.  See "The  Exchange and Amendment
                                                              --  Interests  of  Certain  Persons  in  the
                                                              Exchange."
				  -16-

Regulatory Approvals......................................    No governmental approvals are required with
                                                              respect  to  the  Exchange,  except  for the
                                                              filing  of certain forms in conformity  with
                                                              the Securities Act of 1933, the Exchange Act
                                                              of 1934,  and  the  blue sky laws of various
                                                              states.

Accounting Treatment......................................    Federated will account for the Exchange
                                                              under the purchase method of accounting.

Appraisal Rights..........................................    Under New York law, no appraisal rights are
                                                              available  to  Federated  shareholders  with
                                                              respect  to  any  aspect of the Exchange and
                                                              Amendment.

Certain Tax Considerations................................    It is currently contemplated that the
                                                              Exchange   will   qualify   as   a  tax-free
                                                              reorganization.   If  the  Exchange does  so
                                                              qualify, no gain or loss will  be recognized
                                                              for federal income tax purposes  by  Wise or
                                                              Federated  as  a result of the Exchange.  In
                                                              addition, no gain or loss will be recognized
                                                              by  holders of Wise's  common  stock  ("Wise
                                                              Shares")  as  a  result  of  the exchange of
                                                              their  Wise Shares for Common Stock,  except
                                                              for any cash received for fractional shares.
                                                              All shareholders  should  read carefully the
                                                              discussion under "Certain Federal Income Tax
                                                              Consequences" and are urged to consult their
                                                              own tax advisors.

				  -17-


Market Price and Trading..................................    Although Federated's Common Stock is traded
                                                              over-the-counter,  it  is  not listed on any
                                                              exchange and no active public trading market
                                                              for it presently exists.  The  last reported
                                                              trade  occurred  on January 20, 1998  for  a
                                                              total volume of 50  shares at a price of .29
                                                              per  share.  Wise's Common  Stock  is  owned
                                                              entirely by Martin  L.  Blaustein and is not
                                                              publicly traded.  Its book  value  per share
                                                              as  of  September 30, 1997 was $18,940.  See
                                                              "Market for Common Equity."

Dividends.................................................    No   cash   dividends   have  been  paid  by
                                                              Federated since prior to 1992.  The Board of
                                                              Directors of Federated intends to retain any
                                                              future  earnings  for  use  in   Federated's
                                                              business and does not anticipate paying cash
                                                              dividends for the foreseeable future.  Under
                                                              the  terms  of  Wise's  line of credit  with
                                                              Fleet Bank, N.A., approval  may  be required
                                                              for the payment of any dividends.

Risk Factors..............................................    Ownership of Federated Common Stock involves
                                                              certain  risks.   In considering how to vote
                                                              with  respect  to the  Amendment,  Federated
                                                              shareholders should  carefully  examine  the
                                                              Risk   Factors   section   of   this   Proxy
                                                              Statement,   as   well  as  other  pertinent
                                                              information   set   fort   in   this   Proxy
                                                              Statement.  See "Risk Factors."

Information and Assistance................................    Request for information or assistance may be
                                                              directed  to  Federated  at  the  address or
                                                              phone  numbers set forth on the front  cover
                                                              of this Proxy Statement.













				  -18-

                      COMPARATIVE PER SHARE DATA

     Set forth below are earnings and book value per share data of Federated on an historical and pro forma per share basis, and for Wise on an historical basis. The Federated pro forma combined data was derived by combining financial information of Federated and Wise after giving effect to the Exchange under the purchase method of accounting.

     The information set forth below should be read in conjunction with the respective historical audited and unaudited financial statements of Federated and Wise and the respective notes thereto, and with the unaudited pro forma financial information and the related notes thereto, all of which appear elsewhere in this Proxy-Statement.

     The Following information is not necessarily indicative of the combined results of operations or combined financial position that would have resulted had the Exchange been consummated at the beginning of the periods indicated, nor is it necessarily indicative of the future combined results of operations or financial position.

     Federated has not distributed dividends for the periods reported below.


                                Nine Months        Fiscal Year
                                  Ended              Ended
                              JULY 31, 1997(2)     OCT 31, 1997

FEDERATED HISTORICAL
 Net Loss per share:              $(.10)            $(.17)
 Cash Dividends per                  -0-               -0-
share:
 Book Value per                      .36               .29
share:
WISE HISTORICAL (4)
Net Income per                     1,087             1,361
share:
Cash Dividends per                   -0-               -0-
share:
Book Value per                    18,666            18,940
share:
WISE EQUIVALENT PRO
FORMA PER SHARE
Net Income per Share                 .02               .03
Cash Dividend per                    -0-               -0-
Share
Book Value per Share                 .36               .37
PRO FORMA COMBINED
 Net Income per                      .01               .03
  share:
 Cash Dividends per                  -0-               -0-
  share:
 Book Value per                      .36               .35
  share:


(1)    Data  for  Wise  are  based on Wise's twelve months ended
       September 30, 1997.

(2) Data for Wise are based on Wise's nine months ended June 30, 1997.

(3) As of June 30, 1997 there were 87.5 shares of Wise common stock issued and outstanding. As of December 31, 1996, 1995 and 1994, there were 175 shares of Wise common stock issued and outstanding.

                             RISK FACTORS

     Ownership of Federated Common Stock is subject to a number of risks, including those discussed below. Prior to deciding whether to approve the Amendment, each shareholder should carefully consider the following risk factors together with all other information set forth in this Proxy Statement. For purposes of the following discussion, the term "Old Federated" refers to Federated Purchaser, Inc. prior to the Exchange, and "New Federated" refers to Federated Purchaser, Inc. once the Exchange is consummated.


     (i)   DILUTION OF OWNERSHIP OF OLD FEDERATED SHAREHOLDERS.

           Three shareholders currently beneficially own more than 5% of the outstanding Common Stock of Old Federated: Harry J. Fallon, Old Federated's President and Acting Chairman, 18.9%; Peter Manganiello, 13.7%, and Edward A. Cantor, 8.1%. Messrs. Manganiello and Cantor do not currently serve on the Board or in any executive capacity. The other Board members of Old Federated, Edmund L. Hoener, Edwin S. Shortess and Jane A. Christy, collectively hold 1.1% of the outstanding Old Federated common stock. Accordingly, Old Federated is 80% owned by persons not affiliated with the Board or management.

           Following consummation of the Exchange, 74% of New Federated will be owned by Martin L. Blaustein. Old Federated shareholders (including Old Federated's officers and directors) will own only 26% of the Common Stock of New Federated. While this represents a substantial dilution of the ownership interests of Old Federated's shareholders after consummation of the Exchange, management believes that the Exchange will provide the best opportunity to maximize shareholder value in the present environment.

     (ii)  CHANGE OF CONTROL OF FEDERATED

           As noted above in "Dilution of Ownership of Old Federated Shareholders," upon consummation of the Exchange, Mr. Blaustein will own approximately 74% of New Federated's Common Stock. Therefore, Mr. Blaustein will be in a position to control the election of directors and other corporate matters that require the vote of New Federated's shareholders.

           It is a condition to closing the Exchange that all of the officers and directors of Federated resign. The Board of Directors will still maintain certain continuity after the Exchange. Under the terms of the Agreement, Mr. Fallon has the right to name 25% of the Board for two years after the Exchange is completed. It is presently expected that New Federated's Board of Directors will consist of five members, of which Mr. Fallon will appoint himself and one additional person from the prior Board of Directors.

     (iii) LIQUIDITY; BANKRUPTCY RISK

           PRIOR TO THE EXCHANGE

           Old Federated's liquidity position continues to be adversely affected by a variety of factors, including operating losses of $281,901 for the year ended October 31, 1997 and of $414,826 for the year ended October 31, 1996. Since prior to 1992, Old Federated's liquidity position has been negatively affected by certain trends, including intense competition from larger competitors in the electronics industry and the migration of certain customers from smaller to larger distributors, which together decreased Old Federated's sales levels and gross profit margins. While Old Federated had enhanced its short-term liquidity position when it received a one-time cash payment of $755,845 from its November 15, 1994 divestiture of a former subsidiary, Freedom Electronics, those proceeds have been used to sustain operations since that time. Thus, Old Federated's ability to satisfy its fixed costs of operations has been entirely dependent upon management's success in increasing sales, improving gross margins, reducing operations costs, securing additional lines of credit from outside lenders or entering into strategic alliances. Old Federated's independent auditors raised substantial doubt regarding Old Federated's ability to continue as a going concern in its Annual Report for the year ended October 31, 1996, and again in its Annual Report for the year ended October 31, 1997. In its Annual Report on Form 10-K for the fiscal year ended October 31, 1996, and in subsequent quarterly reports, Old Federated disclosed that if it failed to achieve its objectives for improving its financial condition, it may seek protection under bankruptcy laws. While the Company has been slow in paying certain accounts payable, the Company is aware of no legal action that has been taken or threatened against it.

           SUBSEQUENT TO THE EXCHANGE

           The financial condition of Wise is considerably stronger than that of Old Federated. After giving pro forma effect to the Exchange as if it had occurred on November 1, 1996, Old Federated's losses for fiscal year
     1997 would have been offset by Wise's profitability.   Management plan
     believes that the addition of Wise's resources will enable New Federated to stabilize its business, maintain its business relationships and attract and retain qualified sales personnel.

           Old Federated's independent auditors are of the opinion that the Exchange would eliminate the need for the going concern language for the fiscal year ending October 31, 1998. Management will continue to focus its efforts on increasing sales and continuing to reduce costs. In particular, management believes that combining with Wise will allow New Federated to streamline its administrative structure, improve its negotiating position with suppliers and compete more effectively in the market for qualified sales personnel. Management also believes that the increased cash flow and greater efficiency resulting from the Exchange will enable it to resume a current payment schedule, and plans to do so as soon as it becomes practicable. There can be no assurances that any of these desired effects will occur; there remains a possibility that New Federated will operate at a loss, and that its auditors will continue in their reports to raise substantial doubt regarding New Federated's ability to continue as a going concern. See "Audit Report -- Uncertainty" below.


     (iv)  AUDIT REPORT -- UNCERTAINTY

           Because of the continuing losses noted at paragraph (ii) above, Old Federated's independent auditors, in their report for the fiscal years ended October 31, 1996 and October 31, 1997 included a paragraph raising substantial doubt regarding Old Federated's ability to continue as a going concern. Quarterly reports filed on Form 10-Q during the year ended October 31, 1997 have continued to disclose this doubt. See Note 2 of Federated's Consolidated Financial Statements; "Management's Discussion and Analysis of Financial Condition and Results of Operations: Nine Months ended 1997." Old Federated's independent auditors are of the opinion that, based upon the financial strength of Wise Components, Inc., the Exchange would eliminate the need for the going concern language for the fiscal year ending October 31, 1998, but there can be no assurances that New Federated's financial condition will in fact permit such a change.
     See "Liquidity; Bankruptcy Risk -- Subsequent to the Exchange" above.

     (v)   STOCK PRICE

           For the fiscal quarter ended October 31, 1997, the bid and ask prices for Federated's Common Stock were $.13 and $.31 respectively, as compared to $.22 and $.38 for the fiscal quarter ended October 31, 1996. See "Market for Common Equity -- Federated." Federated's shares have been traded over the counter since 1992; currently, no active market for its shares exists. There can be no assurances that New Federated's improved financial outlook will be translated into increased prices or trading activity for its shares. So long as New Federated's common stock remains priced below $1.00 per share, there remains a substantial risk that the market will fail to respond to any future possible improvements in New Federated's performance.

     (vi)  INTEGRATION OF FEDERATED AND WISE

           There can be no assurances that New Federated will be able to integrate successfully the operations, facilities and management of Wise or realize any benefits of the Exchange. Failure to integrate the Wise and Old Federated businesses successfully could have a material adverse effect on New Federated's results of operations and financial condition. The diversion of senior management's attention during this period of integration may also have a material adverse affect on New Federated's results of operations and financial condition.

     (vii) COMPETITION; CONSOLIDATION

           The electronic distribution business is highly competitive. Old Federated and Wise compete with many companies, many of which have greater resources available, and no assurances can be given that these competitors will not substantially increase their energies devoted to competing with New Federated. The electronics distribution business is also experiencing a continued trend of consolidation, which will further intensify the competitive environment generally, and may increase the size and resources of New Federated's primary competitors.

     (viii)DEPENDENCE ON KEY PERSONNEL

           New Federated's business will be managed by a limited number of management and operating personnel, the loss of certain of whom could have a material effect on its ability to compete. New Federated will be particularly dependent upon Martin L. Blaustein, Harry J. Fallon, Jane A. Christy and Steven H. Fried to integrate the two businesses. Robert K. Berwick, a former shareholder, will also provide important liaison services with his substantial customer base. Although New Federated believes it would be able to retain Mr. Berwick's customers in the event it were to lose his services, management is not in a position to predict the response of these customers should such circumstances arise.

           Also, New Federated will be highly dependent on the companies' ability to retain and attract qualified sales personnel. The market for such personnel is extremely competitive, and there can be no assurances that New Federated will successfully retain its current sales force or attract new staff. Finally, New Federated does not plan to obtain "key-person" insurance for any of these individuals for the foreseeable future.

     (ix)  FINANCIAL CONSTRAINTS

           Old Federated's deteriorating financial condition over the past several fiscal years substantially diminished its ability to raise funds through borrowing or through equity offerings. Wise, however, has had access to capital through secured borrowings, and management believes that New Federated's improved financial circumstances will permit it to obtain the funding it will require to meet its business needs. Of course, changing general economic conditions, including possible increases in interest rates, fluctuations in equity markets, and other factors beyond New Federated's control may prohibit New Federated from obtaining financing in the future.

     (x)   SUPPLIERS AND CUSTOMERS

           There can be no assurances that the Exchange will not have an adverse effect on ongoing relationships with customers or suppliers of either Old Federated or Wise. New Federated's ability to maintain its relationship with a cooperative buying organization may be compromised because of disputes between that organization and Wise. A failure to continue membership in that organization may have a material affect on New Federated's ability to obtain its products at a competitive cost, and may thereby lower New Federated's profitability. Nevertheless, since the disputes arose between Wise and the cooperative, Wise has been able to acquire the same or similar merchandise at similar pricing from other sources. Other than as discussed above, Old Federated is not aware of any existing disputes which would affect its relationships with suppliers and customers.

     (xi)  OTHER INDUSTRY TRENDS

           There can be no assurances that the Exchange will permit New Federated to avoid the consequences of other industry trends affecting smaller electronics distributors. These trends include the consolidation of other small distributors, the increase in the use of technology (which Old Federated's limited capital resources have not permitted it to acquire), marketplace changes favoring value-added services, and the reduction of franchises by major vendors. All of these trends may have the effect of reducing New Federated's ability to increase sales, widen profit margins and effectuate cost reductions, although management believes that New Federated's enhanced capital and sales resources will significantly increase its ability to adapt to these market forces.

                          THE SPECIAL MEETING

TIME, DATE AND PLACE

     This Proxy Statement is being furnished to the holders of Common Stock as of the Record Date in connection with the solicitation of proxies by the Board of Directors of Federated (the
"Board") for use at the Special Meeting to be held on ________________, 1998 at ___ a.m. Eastern Standard Time, at and at any postponements or adjournments thereof.

MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING

      At the Special Meeting, the holders of Common Stock will be asked to consider and vote upon (i) the Amendment, and (ii) such other business as may properly come before the Special Meeting and any postponements or adjournments thereof.

VOTING AND RECORD DATE

     The Board has fixed ____________, 1998 (the "Record Date"), as the Record Date for determining holders of Common Stock of record entitled to receive notice of and to vote at the Special Meeting. Accordingly, only holders of record of Common Stock who are holders of such securities as of the Record Date will be entitled to notice of and to vote at the Special Meeting. As of the Record Date, there were 1,611,317 shares of Common Stock outstanding and entitled to vote.

     Each holder of record of Common Stock on the Record Date is entitled to cast one vote per share, exercisable in person or by a properly executed proxy, with respect to the approval of the Amendment and any other matter to be submitted to a vote of shareholders at the Special Meeting.

     The presence at the Special Meeting, in person or by a proxy, of the holders of a majority of the shares of Common Stock outstanding on the Record Date will constitute a quorum at the Special Meeting. Votes cast by proxy or in person at the Special Meeting will be counted by the persons appointed by Federated to act as the inspectors for the meeting. Shares represented by proxies that reflect abstentions or include "broker non-votes" will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions and "broker non-votes" will be included in the calculation for purposes of determining whether the Amendment has been approved and will be treated as "no" votes.

     The Board has unanimously approved the Exchange and the Amendment and recommends a vote FOR approval of the Amendment. Federated is seeking shareholder approval of the Amendment.

     Under the laws of the State of New York, the affirmative vote of a majority of the shares of Common Stock issued and outstanding on the Record Date voting together as a class is required to authorize the Amendment. Harry
J. Fallon, Acting Chairman of the Board of Federated, owns 18.9% of the shares of Common Stock outstanding, and has announced his intention to vote "FOR" the approval of the Amendment. Directors Edmund L. Hoener, Edwin S. Shortess and Jane A. Christy hold, respectively, 2,538, 3,178, and 11,921 shares of Common Stock, representing together 1.1% of the shares of Common Stock outstanding; they have also announced their intentions to vote "FOR" the approval of the Amendment.

PROXIES

     All shares of Common Stock which are represented at the Special Meeting by properly executed proxies received prior to or at the Special Meeting, and not duly and timely revoked, will be voted at the Special Meeting in accordance with the choices marked thereon by the shareholders. If no choice is marked, the shares will be voted FOR approval of the Amendment.

     At the time this Proxy Statement was filed with the Commission, the Board was not aware of any other matters not referred to herein that would be presented for action at the Special Meeting. If any other matters properly come before the Special Meeting, the persons designated in the proxy will vote the shares represented thereby in accordance with their best judgment.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of Federated at or before the taking of the vote at the Special Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a later-dated proxy relating to the same shares and delivering it to the Secretary of Federated before the taking of the vote at the Special Meeting or (iii) attending the Special Meeting and voting in person (although attendance at the Special Meeting will not in and of itself constitute a revocation of a proxy). Any proxy revoked in writing should be addressed to: Marie Santasiri, Secretary, Federated Purchaser, Inc., 268 Cliffwood Avenue, Cliffwood, New Jersey, 07721.

     It is estimated that $100,000 will be spent in connection with the solicitation of holders of Common Stock.

     All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by Federated and Wise jointly. In addition to solicitation by mail, arrangements will be made with brokers and other custodians, nominees and fiduciaries to forward proxy solicitation materials to beneficial owners of shares of Common Stock held of record by such brokers, custodians, nominees and fiduciaries, and Federated may reimburse such brokers, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection therewith. Directors and employees of Federated may also solicit proxies in person or by telephone without receiving any compensation in addition to their regular compensation as directors and employees.

PROPOSALS FOR 1998 ANNUAL MEETING

     Shareholder proposals for the 1998 Annual Meeting must be received at the principal executive offices of Federated, 268 Cliffwood Avenue, Cliffwood, New Jersey 07721, no later than October 17, 1997 for inclusion in the 1998 proxy statement and form of proxy relating to that Annual Meeting.

                      THE EXCHANGE AND AMENDMENT

THE EXCHANGE

     GENERAL

     The following information sets forth the material terms of the Exchange and is qualified in its entirety by reference to more detailed information contained elsewhere in this Proxy Statement, including the Appendices hereto.

A copy of the Exchange Agreement is included as Appendix I and is incorporated herein by reference. Federated shareholders are urged to read the Exchange Agreement carefully.

     EFFECTS OF THE EXCHANGE

     On the closing date, Federated will acquire all of the issued and outstanding capital stock of Wise from Wise's sole shareholder, Martin L. Blaustein ("Mr. Blaustein"), and will issue to Mr. Blaustein 4,491,988 shares of Federated Common Stock in return. Mr. Blaustein will become Federated's principal shareholder, holding about 74% of Federated's issued and outstanding Common Stock. Wise will become a wholly-owned subsidiary of Federated, but will continue to exist as a separate corporation.

     BACKGROUND OF THE EXCHANGE

     The terms of the Agreement are the result of arms-length negotiations between representatives of Federated (also, the "Company") and Wise. The following is a brief discussion of the background of these negotiations, the Exchange and related transactions.

     Federated has traditionally operated its business by maintaining inventories of electronic components at its facilities located in New Jersey and Allentown, Pennsylvania. Due to competitive pressures, economic contraction and industry consolidation, in the early 1990's Federated began to suffer losses. During this period Federated was unable to find alternative capital sources, and its continuing losses have consumed an increasing portion of its cash. The Company has also suffered turnover in its sales staff, depressing its income. Although Federated has taken measures to reduce costs by increasing staff efficiency and decreasing professional costs, these measures have failed to return Federated to profitability. In part because of staff turnover, Federated has been unable to restore sales growth, thus further diminishing its competitiveness. In light of these difficulties, for the fiscal year ended October 31, 1996, Federated's auditors included in their Audit Report a note raising substantial doubt regarding Federated's ability to continue as a going concern. In Federated's Annual Report on Form 10-K for the fiscal year ended October 31, 1996, and in subsequent quarterly reports, management disclosed that if Federated failed to achieve its objectives for improving its financial condition, it may be forced to seek protection under the bankruptcy laws.

     As early as 1995, Federated's board of directors had begun considering various strategic options, including the possibility of finding a merger candidate, in order to maximize shareholder value. In early 1996, Federated's Acting Chairman, Harry J. Fallon ("Fallon"), was approached by Martin L. Blaustein ("Mr. Blaustein"), president of Wise Components, Inc. ("Wise"), who suggested the possibility of selling his business to Federated. Wise was then involved in another potential transaction, and the discussions with Federated remained only at the most preliminary stage. (For a brief description of Wise's history and business, see "Business of Wise" below.)

     In June, 1997, Mr. Blaustein once again approached Federated, as the other transaction involving Wise never came to fruition. Privately-held Wise was both larger and better-financed than Federated, and sought to increase its presence in the New Jersey and Pennsylvania markets, where Federated has long been established. On June 22, 1997, Wise delivered a proposal whereby Wise's sole shareholder, Martin L. Blaustein, would exchange all of his shares in Wise for a large block of Federated Common Stock.

     The number of shares issued to Mr. Blaustein would be based on a relative valuation of the two companies: Mr. Blaustein would receive an interest in Federated proportionate with the relative book values of Federated and Wise.
As discussions continued over the summer of 1997, the parties settled on a valuation date of July 31, 1997 for Federated (the end of Federated's third fiscal quarter) and June 30, 1997 for Wise (the end of Wise's second fiscal quarter). As a result, Wise was valued at 73.6% of the future combined entity. Accordingly, the Agreement between the parties calls for issuing Mr. Blaustein approximately 4.5 million shares of Federated Common Stock. This issuance will require an amendment to Federated's certificate of incorporation to increase the number of authorized shares of Federated's Common Stock. (See "The Amendment" below.)

     The parties also agreed that the 4.5 million shares to be issued to Mr. Blaustein would be registered under the Securities Act of 1933, which would provide Mr. Blaustein with additional liquidity and an enhanced asset base. Nevertheless, Mr. Blaustein will remain subject to provisions of the Exchange Act of 1934 which limit the ability of officers, directors and large shareholders of public companies to sell their stock. See "Resale of Federated Common Stock by Affiliates" below.

     After due consideration of the proposal, the Board of Directors approved the Exchange. Although the Board had sought other alternatives, by the time negotiations with Mr. Blaustein began in mid-1997, no other third party had made a formal offer that would permit the Board of Directors, in the exercise of its fiduciary duties, to maximize shareholder value, nor did any such offer
emerge prior to the Board's final decision.   On September 4, 1997, after
various negotiations between the parties, the Board gave its final approval to the proposed Agreement and Amendment, and the Agreement was signed on October 1, 1997. See "The Exchange and the Amendment -- The Board's Approval of the Exchange and Amendment" and "The Exchange and the Amendment -- Execution and Announcement of the Exchange," below.

THE AMENDMENT

     Federated's Certificate of Incorporation currently authorizes the issuance of a total of 5 million shares of Common Stock, of which approximately 1.8 million are presently outstanding. As a condition precedent to the Exchange, Federated must amend its certificate of incorporation to increase the authorized number of shares of Common Stock. The Board of Directors has approved an amendment (the "Amendment"), a form of which is attached to this Proxy Statement as Appendix II, which will increase the number of authorized shares of Federated Common Stock to 10 million. Any summary of the terms of the Amendment is qualified in its entirety by reference to said Appendix II.

THE BOARD'S APPROVAL OF THE EXCHANGE AND AMENDMENT AND RECOMMENDATION REGARDING THE AMENDMENT

     At a meeting held on September 4, 1997 at which all directors were present, the Board of Directors of Federated unanimously determined that the Exchange is fair to and in the best interests of Federated and its shareholders, unanimously approved the Exchange and the other contemplated transactions, unanimously approved the Amendment to the Certificate of Incorporation necessary to effect the Exchange, and unanimously resolved to recommend that the shareholders of Federated vote to approve the Amendment and thereby enable the completion of the Exchange. In reaching its conclusion to approve the Agreement and the contemplated transactions, the Board of Directors considered a number of business factors, including the facts that (1) the financial strength of Wise would provide Federated access to capital necessary to stabilize its business, enhance its competitive position and finance its regional expansion goals; (2) the Exchange would provide for the continuation of its relationships in the electronics distribution industry; (3) the Exchange would allow Federated to maintain its name, mark and the goodwill its has built up over its approximately 70-year history; (4) the Exchange and related transactions provided the best chance for Federated's shareholders to achieve a substantial return on their investments; (5) operational synergies and efficiencies would be achieved by integrating select functions of the companies' operations; and (6) the compatibility of the business, operations and management and other personnel of the two companies was likely to facilitate a successful combination and realization of the anticipated benefits.

     The Board of Directors also reviewed certain business descriptions and audited and unaudited financial information relating to Federated and Wise, and certain other information it deemed relevant, including financial forecasts, economic and market data, as provided to it by Federated's management, and its auditors, and by Wise. This information included: (1) strategic benefits, financial considerations and other issues regarding the proposed transaction;
(2) Wise's corporate structure; (3) Wise's summary financial information for the fiscal year ended December 31, 1996 and the six months ended June 30, 1997;
(4) anticipated sources of savings identified as part of a plan to rationalize existing operations; (5) the impact of the proposed transactions on Federated's shareholders; and (6) the corporate governance structure of the companies following the Exchange, including representation on the board of directors of Federated, and the impact of the Exchange on the voting and economic rights of Federated's existing shareholders. Federated's attorneys advised the Board regarding its fiduciary duties in the protection of its shareholders' interests and the maximization of shareholder value. The Board of Directors forecasted results of the proposed combined entity by extrapolating from the Federated financial statements for the fiscal year ended October 31, 1996 and the nine months ended July 31, 1997, and the Wise financial statements for the fiscal year ended December 31, 1996 and the six months ended June 30, 1997. Copies of these historical financial statements are attached to this Proxy Statement/Prospectus. No written financial forecasts were presented to or reviewed by the Board of Directors.

     The foregoing discussion of the information and factors discussed by Federated's Board of Directors and is not meant to be exhaustive. In view of the wide variety of factors considered in connection with its evaluation of the terms of the Exchange the Board of Directors did not find it practicable to, and did not, quantify or otherwise attempt to assign relative weights to the specific factors considered in reaching its determinations. There can be no assurances, of course, that the benefits anticipated to arise out of the Exchange will in fact be achieved. Based on the factors described above, the Board of Directors believes that the Exchange is in the best interests of Federated and its shareholders, and it recommends that the shareholders approve the Amendment, and thereby enable Federated to consummate the Agreement.

EXECUTION AND ANNOUNCEMENT OF THE EXCHANGE

     On October 1, 1997, Federated, Wise and Mr. Blaustein executed the final Agreement. On the same day, Federated issued a press release announcing the Exchange, and filed a Report on Form 8-K with the Securities and Exchange Commission. In the exercise of its fiduciary responsibilities, the Board has undertaken to provide prompt and thorough information to the markets, to ensure that any proposed alternative transactions would be brought to its attention. To date, Federated has received no such proposals.

VOTING ON THE EXCHANGE

     FEDERATED

     Under New York law, the vote of the shareholders is not required to approve the Exchange. However, the affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock is required for approval and adoption of the Amendment, which adoption is a condition precedent to consummating the Exchange. A vote FOR approval of the Amendment therefore has the practical consequence of approving of the Agreement. Harry J. Fallon, President and Acting Chairman of the Board of Federated, owns 18.9% of the shares of Common Stock outstanding, and has announced his intention to vote "FOR" the approval of the Amendment. Directors Edmund L. Hoener, Edwin S. Shortess and Jane A. Christy hold, respectively, 2,538, 3,178, and 11,921 shares of Common Stock, representing together 1.1% of the shares of Common Stock outstanding; they have also announced their intentions to vote "FOR" the approval of the Amendment.

     WISE

     Under New York law, the consent of the sole shareholder of Wise, Martin L. Blaustein (also the President and Chairman of Wise) is not required to approve the Exchange.

APPRAISAL RIGHTS

     Under New York law, no appraisal rights are available to Federated shareholders with respect to any aspect of the Exchange and Amendment.

INTERESTS OF CERTAIN PERSONS IN THE EXCHANGE

     FEDERATED

     Certain members of Federated's Board of Directors and management have interests in the Exchange that are in addition to or different from the interests of Federated's shareholders generally. As noted above at "Voting on the Exchange", the members of Federated's current Board of Directors collectively own 20% of Federated's outstanding Common Stock, of which Mr. Fallon accounts for 18.9%. Although the Exchange will have the effect of reducing these ownership percentages substantially, under the Agreement Federated has agreed to enter into contracts with Mr. Fallon and with Jane A. Christy, Vice President--Operations and current Board member. Mr. Fallon's contract provides that for two years following the Exchange, he will provide consulting services and serve as Vice Chairman of the Board. These services will include overseeing the integration of the Federated operations into those of Wise, maintaining relationships with Federated's customers and suppliers, identifying opportunities for expansion within the New Jersey and Pennsylvania markets, advising management regarding strategic planning, and developing cost-control programs. For additional information, please see "Directors and Officers" below. Mr. Fallon will also have the right to appoint at least 25% of the members of the Board of Directors. The employment agreement with Ms. Christy provides that she will continue to serve in her current executive capacity for one year, with a salary of $60,871 and a 25% bonus, or $15,218, payable at the end of that year. Several salespeople and the manager of Federated's Allentown office will also enter into employment agreements with Federated of six months to one year.

     WISE

     Currently, Mr. Blaustein owns all of the outstanding shares of Wise Common Stock and serves as Wise's chairman. As noted above in "Risk Factors -- Dilution of Ownership of Old Federated Shareholders," upon consummation of the Exchange, Mr. Blaustein will own approximately 74% of New Federated's Common Stock. Mr. Blaustein will therefore be in a position to control the election of directors and other corporate matters that require the vote of New Federated's shareholders.

       In addition, 390,656 shares of Federated Common Stock (the "Indemnity Shares") are issuable to Mr. Blaustein under the indemnification clause of the Exchange Agreement. During the six months following the Exchange, if Mr. Blaustein notifies Federated that he has suffered financial harm resulting from any knowing, intentional and deliberate breach or inaccuracy of Federated as to its representations and warranties under the Exchange Agreement, the Indemnity Shares are issuable, but only to the extent Mr. Blaustein's aggregate indemnity claims exceed $25,000, and in no event in excess of 390,656 Shares. Mr. Blaustein will not be able to vote any of the additional 390,656 shares unless and until they are issued.

RESALE OF FEDERATED COMMON STOCK BY AFFILIATES

     Federated Common Stock to be issued to Wise shareholders in connection with the Exchange has been registered under the Securities Act and, upon consummation of the Exchange, will be freely transferable under the Securities Act, except for shares issued to any person who may be deemed an "Affiliate" (as defined below) of Wise or Federated within the meaning of Rule 145 under the Securities Act. "Affiliates" are generally defined as persons who control, are controlled by, or are under common control with Wise or Federated at the time of the Special Meeting (generally, directors and certain executive officers of Wise or Federated and major shareholders of Wise or Federated).

     Affiliates of Wise or Federated may not sell their shares of Federated Common Stock acquired in connection with the Exchange except pursuant to an effective registration statement under the Securities Act covering such shares or in compliance with Rule 145 or another applicable exemption from the registration requirements of the Securities Act. In general, under Rule 145, for one year following the Effective Time (the "Restricted Period"), an Affiliate (together with certain related persons) is entitled to sell shares of Federated Common Stock acquired in connection with the Exchange only through unsolicited "broker transactions" or in transactions directly with a "market maker", as such terms are defined in Rule 144 under the Securities Act. Additionally, the number of shares that may be sold by an Affiliate (together with certain related persons and certain persons acting in concert) within any three-month period during the Restricted Period for purposes of Rule 145 may not exceed the greater of (i) 1% of the outstanding shares of Federated Common Stock or (ii) the average weekly trading volume of such stock during the four calendar weeks preceding such sale. Rule 145 is available to Affiliates only if Federated remains current with its information filings with the Commission under the Exchange Act. Following the Restricted Period, an Affiliate may sell such Federated Common Stock free of such manner of sale or volume limitations, provided that Federated is current with its Exchange Act information filings and such Affiliate is not then an Affiliate of Federated. At any time following two years after the Effective Time, an Affiliate may sell such shares of Federated Common Stock without any restrictions, so long as such Affiliate is not then, and has not been for at least three months prior thereto, an Affiliate of Federated.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE EXCHANGE

     The following summary is a general discussion of certain of the expected federal income tax consequences of the Exchange. The summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), and published regulations, rulings and judicial decisions now in effect, all of which are subject to change. The summary does not discuss all aspects of federal income taxation that may be relevant to a particular Federated or Wise shareholder in light of his personal investment circumstances or to certain types of shareholders subject to special treatment under the federal income tax laws, such a life insurance companies, tax-exempt organizations and foreign taxpayers and does not discuss any aspects of state and local tax laws, which may not follow federal tax law.

     Moreover, substantial uncertainties exist with respect to various federal income tax consequences of the Exchange. No opinion of counsel or ruling from the Internal Revenue Service ("IRS") has been obtained or will be requested by Federated on any tax issue connected with the Exchange. Accordingly, no assurances can be given that the IRS will not challenge certain of the tax positions described herein or that such a challenge would not be successful.

     FEDERAL INCOME TAX CONSEQUENCES TO SHAREHOLDERS

     Based upon certain assumptions, Federated's auditors have issued an Opinion as to certain federal income tax consequences to shareholders, which is attached as an Exhibit hereto. They have opined that:

1.   The Exchange under current law constitutes a tax-free reorganization under
     Section 368(a) of the Code;

2. Wise and Federated will each be a party to the reorganization as contemplated by Section 368(b) of the Code.

3. No gain or loss will be recognized by Blaustein as a result of his exchange of the Wise Shares for the Federated Shares.

4. The tax basis of the Federated shares received by Blaustein will be equal to the basis Blaustein had in the Wise Shares which were exchanged in the Transaction.

5. The holding period for the Federated Shares received by Blaustein will include the holding period Blaustein had in the Wise Shares given up on the exchange.

6. Neither Wise nor Federated will recognize gain or loss as a result of the Transaction.

     ADDITIONAL FEDERAL INCOME TAX CONSEQUENCES TO FEDERATED

     LIMITATION ON USE OF LOSSES FOLLOWING AN OWNERSHIP CHANGE

     Generally, a change in the ownership of more than 50% of the equity holdings of a corporation results in an "ownership change" of the corporation for purposes of Sections 382 and 383 of the Code. Under the terms of the Exchange, Martin L. Blaustein, who presently does not own any stock in Federated, will acquire in excess of 70% of Federated's total issued and outstanding stock. Accordingly, it is anticipated that the Exchange will result in an "ownership change." In that event, Federated's use of its net operating loss carryforwards ("NOLs"), capital loss carryovers and certain other tax attribute carryovers and certain built-in losses (collectively, "tax attributes") generally would be limited to an annual amount equal to the fair market value of Federated's capital stock immediately before the ownership change multiplied by the "long-term tax-exempt rate" (5.09% for September, 1997).

     If the consummation of the Exchange results in an "ownership change" of Federated, the application of Sections 382 and 383 of the Code could severely limit the ability of Federated to enjoy the benefit of its tax attributes and thus increase the amount of federal income tax Federated would otherwise owe in future years.

     THE FEDERAL INCOME TAX CONSEQUENCES SET FORTH ABOVE ARE FOR GENERAL INFORMATION ONLY. SHAREHOLDERS OF FEDERATED AND WISE ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE EXCHANGE AND THE OWNERSHIP OF SHARES, INCLUDING THE APPLICATION OF FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS AND POSSIBLE CHANGES IN TAX LAWS.

REGULATORY APPROVALS

     No governmental approvals are required with respect to the Exchange, except for the filing of certain forms in conformity with the Securities Act of 1933, the Exchange Act of 1934, and the blue sky laws of various states.

ACCOUNTING

     Federated will account for the Exchange under the purchase method of accounting.

     Representatives of Federated's independent public accountants, Bederson & Co., who have also audited the Wise financial statements included herein, will be present at the Special Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to reasonable and appropriate questions.

                        THE EXCHANGE AGREEMENT

     The Agreement provides for the acquisition by Federated of all of the issued and outstanding capital stock of Wise from Wise's sole shareholder, Martin L. Blaustein ("Mr. Blaustein"), and the issuance to Mr. Blaustein of 4,491,988 shares of Federated common stock in return. Wise will therefore become a wholly-owned subsidiary of Federated, but will continue to exist as a separate corporation. Mr. Blaustein will become Federated's principal shareholder, holding about 74% of Federated's issued and outstanding Common Stock.

CLOSING

     The closing of the Exchange will take place as soon as practicable after the day upon which all the Amendment is filed with and accepted by the New York Secretary of State as required by the New York Business Corporation Law, and all other conditions to consummation of the Exchange are satisfied or waived. It is anticipated that the Amendment will be filed promptly after its approval by the shareholders of Federated at the Special Meeting. Such filing will be made, however, only upon satisfaction or waiver of all conditions to the Exchange contained in the Exchange Agreement.

REPRESENTATIONS AND WARRANTIES

     The Agreement contains various customary representations and warranties of Wise relating to, among other things, (i) Wise's organization and similar corporate matters; (ii) the capitalization of Wise; (iii) the authorization of the Agreement by Wise, the execution, delivery and performance of the Agreement by Wise, and the legality, validity and enforceability thereof against Wise;
(iv) the noncontravention of, and lack of conflict with, any agreement, contract, lease or commitment affecting Wise's authority or ability to perform its obligations, or any related agreement, license, instrument, or other arrangement by which Wise is bound or to which any of its assets is subject, or any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, or other restriction of any governmental entity or court applicable to Wise or its property, or Wise's articles of incorporation or by-laws; (v) subject to certain exceptions, absence of certain material changes or events; (vi) the financial statements of Wise and the accuracy of the information contained therein; (vii) the absence of undisclosed litigation and other legal proceedings; and (viii) entitlement to brokers and finders fees.

     The Agreement also contains various customary representations and warranties of Federated relating to, among other things, (i) Federated's organization and similar corporate matters; (ii) the capitalization of Federated; (iii) the authorization of the Agreement by Federated, the execution, delivery and performance of the Agreement by Federated, and the legality, validity and enforceability thereof against Federated; (iv) the noncontravention of, and lack of conflict with, any agreement, contract, lease or commitment affecting Federated's authority or ability to perform its obligations, or any related agreement, license, instrument, or other arrangement by which Federated is bound or to which any of its assets is subject, or any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, or other restriction of any governmental entity or court applicable to Federated or its property, or Federated's articles of incorporation or by-laws; (v) subject to certain exceptions, absence of certain material changes or events; (vi) the financial statements and Securities and Exchange Commission filings of Federated and the accuracy of the information contained therein; (vii) the absence of undisclosed litigation and other legal proceedings; and (viii) entitlement to brokers and finders fees.

INDEMNIFICATION

     Federated's representations and warranties, as described above, survive for six months following the closing of the Agreement. During that time, Mr. Blaustein may be eligible for indemnification should Federated breach a warranty, or should any of Federated's representations prove inaccurate or incorrect, provided that the breach, inaccuracy or incorrectness is intentional. Eligibility for indemnification will be determined by a single arbitrator, appointed by a committee of the Board of Directors. If the arbitrator awards indemnification, Federated will issue to Mr. Blaustein additional shares of Common Stock, valued at $.36 per share, equal to the total amount by which all of his valid indemnity claims in the aggregate exceed $25,000. The number of shares of Common Stock that may be issued as indemnification, however, is limited such that Mr. Blaustein's ownership of Common Stock does not exceed 80% of the total Common Stock issued and outstanding as of the Closing Date, or 4,882,644 shares.

CONDUCT OF BUSINESS OF THE PARTIES PRIOR TO THE CLOSING

     Pursuant to the Agreement, Federated and Wise have agreed that, among other things, prior to the closing each will conduct its business in the ordinary course consistent with past practice.

STANDSTILL

     Each of Mr. Blaustein and Wise have agreed that if either is privy to material, non-public information regarding Federated, neither can trade in Federated Common Shares or other securities of Federated. Mr. Blaustein has further agreed that at no time prior to the closing will Mr. Blaustein or Wise buy, sell or engage in any transaction (except the closing under the Agreement) involving any securities issued by Federated, or induce any other person to do any of the foregoing.

COMPETING TRANSACTIONS

     From the date of the Agreement Federated and Wise have agreed not to, directly or indirectly, (i) take any action to solicit, initiate, encourage or otherwise facilitate any Competing Transaction, as defined below. A "Competing Transaction" is defined as a proposal or offer relating to the acquisition of all or substantially all of the capital stock or assets of Wise or Federated, whether structured as a merger, consolidation, share exchange or similar transaction. An exception applies to Federated for shareholder inquiries in the ordinary course of business, and for Competing Transactions if Federated's Board of Directors, after consulting with counsel, determines that such discussions or negotiations should be commenced in the exercise of its fiduciary responsibilities or such information should be furnished in the exercise of its fiduciary responsibilities. Federated has the right to terminate the Agreement should its Board of Directors determine that a Competing Transaction is more favorable from a financial point of view to its shareholders than the Exchange.

     To date no communications regarding Competing Transactions have been received by Federated.

CONDITIONS TO CONSUMMATION OF THE EXCHANGE

     The obligations of the parties to consummate the Exchange are subject to the satisfaction (or waiver) of the following conditions at or prior to closing: (i) the other parties shall have performed in all material respects their obligations under the Agreement; (ii) the representations and warranties of the other parties contained in the Agreement shall be true and correct in all material respects; (iii) the other parties shall have secured all consents required for its consummation of the Exchange; (iv) no statute, rule, regulation, executive order, decree, ruling or preliminary or permanent injunction existing which prohibits, restrains, enjoins or restricts the consummation of the Exchange; (v) the effectiveness of this Registration Statement; (vi) the approval by the shareholders of Federated of the Amendment; and (vii) the absence of certain material changes or events on the part of the other parties.

     The obligations of Federated to consummate the Exchange are subject to the satisfaction (or waiver) of the following conditions: (i) the execution of a consulting agreement between Federated and Harry J. Fallon ("Fallon"); (ii) the appointment of Fallon to the position of Vice Chairman, and the appointment of a nominee of Fallon to the Board of Directors; (iii) the execution of employment agreements with Jane A. Christy and certain Federated administrative and sales personnel; and (iv) the maintenance of a New Jersey office facility.

     The obligations of Mr. Blaustein to consummate the Exchange is subject to the satisfaction (or waiver) of the following conditions: (i) the resignation by all of Federated's current directors and officers; (ii) Federated's net worth being at least $400,000 as of the closing date; (iii) the execution of employment agreements with Jane A. Christy and certain Federated administrative and sales personnel; and (iv) the delivery of an opinion by Bederson & Co., Federated's independent auditors, that the Exchange qualifies as a tax-free reorganization under the U.S. Tax Code.

TERMINATION

     The Agreement may be terminated (i) at any time prior to closing by mutual consent of the parties; (ii) by Federated if Mr. Blaustein or Wise breaches or otherwise fails to meet an obligation under the Agreement; (iii) by Mr. Blaustein if Federated breaches or otherwise fails to meet an obligation under the Agreement; or (iv) by Federated if Federated determines in good faith that a Competing Transaction, as described above, is more favorable from a financial point of view to its shareholders than the Agreement and the transactions contemplated thereby. Upon a termination under (iv) above, Federated must pay up to $50,000 of Mr. Blaustein's reasonable out-of-pocket expenses in connection with the Exchange.

AMENDMENTS AND WAIVERS

     The Agreement may not be amended except by an instrument in writing signed on behalf of the parties thereto. The Agreement provides that at any time before the closing of the Exchange, either Federated, Mr. Blaustein or Wise may waive any inaccuracies in the representations and warranties of any other party contained in the Agreement and waive compliance by any other party with any of the agreements or conditions contained in the Agreement.

EXPENSES

     Except as described in "The Exchange -- Proxies" above, whether or not the Exchange is consummated, all costs and expenses incurred in connection with the Agreement and the transactions contemplated thereby shall be paid by the party incurring such expenses.

                         BUSINESS OF FEDERATED

PRINCIPAL PRODUCTS AND SERVICES

     Federated and its wholly-owned subsidiary are engaged in one segment of the electronics industry: the assembly and marketing of a broad range of electronic parts, components and related equipment (including, for example, such items as semi-conductors, wire, transformers, relay systems, capacitors and electronic tubes) to industrial customers.

     Federated conducts its business through its two locations in Cliffwood, New Jersey, and Allentown, Pennsylvania, and through the direct solicitation of certain industrial customers by Federated's own sales personnel.

     Federated assembles and markets a broad range of products, none of which accounted for 15% or more of Federated's consolidated revenues during fiscal 1997, fiscal 1996 or fiscal 1995.

SOURCES AND AVAILABILITY OF RAW MATERIALS

     The products marketed and distributed by Federated are obtained either through distributorship agreements or are otherwise normally available to Federated from a number of commercial sources on a competitive basis. While Federated has not generally experienced difficulties in obtaining such products, a supplier of electronic parts to Federated terminated Federated's appointment as a distributor in 1993. There can be no assurances that Federated will not be terminated by any of its other suppliers or that any such termination will not have a material adverse impact on Federated's results of operations. See "Management's Discussion and Analysis of Financial Condition and Results of Operations."

PATENTS, TRADEMARKS AND LICENSES

     Federated does not hold any patents, trademarks, licenses, franchises or concessions with respect to its continuing operations.

SEASONAL BUSINESS

     Federated's business is generally not affected by seasonal factors.

WORKING CAPITAL ITEMS

     Management believes that Federated's inventory practices and other practices which impact working capital are similar to those employed by other similarly sized distributors doing business in this segment of the electronics industry. See "Management's Discussion and Analysis of Financial Condition and Results of Operations."

MATERIAL CUSTOMERS

     During fiscal 1997, net sales by Federated to its largest customer comprised approximately 4% of Federated's consolidated net sales. Given Federated's current liquidity situation and Federated's need to significantly improve its sales revenues, there can be no assurances that the loss of this or any other customer would not have a material adverse effect on Federated.

     All but a nominal amount of Federated's sales are made to industrial customers within the continental United States.

GOVERNMENT CONTRACTS

     No portion of Federated's business is subject to renegotiation of profits or to termination of contracts or subcontracts at the election of the Government.

COMPETITIVE CONDITIONS

     Federated faces intense competition from numerous companies assembling and marketing products similar to those sold by Federated. Many of Federated's competitors are substantially larger than Federated, have greater resources, larger staffs, more extensive facilities and equipment, and offer a broader range of products than Federated. Competition is generally based upon price, service and breadth of product lines offered. In addition, Federated believes that the industry is moving towards a reduction in the number of distributors which service each customer, a trend which management believes favors the larger distributors and negatively impacts Federated. As a result of these factors, there can be no assurances that Federated will be able to reverse its negative operating results and return to profitability.

RESEARCH AND DEVELOPMENT

     During fiscal 1996 and the interim periods of fiscal 1997, Federated did not spend any amount on research and development activities.

ENVIRONMENTAL MATTERS

     Management believes that Federated's capital expenditures, earnings and competitive position have not been affected by compliance with Federal, State and local laws relating to the protection of the environment.

NUMBER OF EMPLOYEES

     As of October 31, 1997, Federated had 17 employees, 2 of whom were engaged in administration, 9 in clerical and shipping positions, and 6 in sales. This represents a reduction of 4 employees from the fiscal year 1995, all of whom were laid off in February, 1996 as part of management's plan to reduce overhead expenses. Federated is not a party to any collective bargaining agreement and considers its employee relations to be satisfactory.

PROPERTY

     Federated currently operates its principal administrative, sales and warehousing facilities from a 11,600 square foot facility located in Cliffwood, New Jersey. The annual rental during the current term under the terms of a 6-year net lease (i.e., the annual rental is exclusive of property taxes and all other property-connected charges payable by Federated) is $58,000. Federated also leases approximately 2,800 square feet in a building in Allentown, Pennsylvania, on a month-by-month basis for a minimum annual rental of $10,800.

     Management believes that the present facilities are adequate to meet Federated's current and reasonably foreseeable needs.

LEGAL PROCEEDINGS

     Federated is not a party to, nor is any of its property the subject of, any material pending legal proceedings, other than ordinary routine litigation incidental to its business.

SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     Federated did not submit any matters to a vote of its shareholders, through the solicitation of proxies or otherwise, during the fourth quarter of fiscal 1996.

                       FEDERATED PURCHASER, INC.
            SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA

     The consolidated selected financial data of and for each of the five years in the period ended October 31, 1997 have been derived from the audited financial statements of Federated. These data should be read in conjunction with, and is qualified in its entirety to, the related financial statements and notes included elsewhere in this Proxy Statement.



                                                             Year Ended
                                                             October 31,
                                    _____________________________________________________________
                       1997             1996            1995             1994           1993
Net sales             $3,252,670       $3,980,560      $4,118,799      $6,281,006      $6,245,276
Net loss from
 continuing
 operations             (281,901)        (414,826)       (546,062)       (373,849)       (315,621)
Net loss per
 share from
 continuing
 operations                 (.17)            (.26)           (.34)           (.22)           (.19)
Cash
 dividends
 paid                          --               --              --              --              --
Cash
 dividends
 paid per
 share                        .00              .00             .00             .00             .00
Total assets            1,001,175        1,287,324       1,605,604       2,768,863       2,788,001
Working
 capital                  274,835          490,614         871,875       1,452,970       1,852,245
Current ratio               1.5:1            2.0:1           3.5:1           2.5:1           4.0:1
Long-term debt
                            8,331           18,955          29,697          44,989          69,613
Stockholders'
 equity                   468,006          749,907       1,164,733       1,755,240       2,129,089
Stockholders'
 equity per
 share                 $      .29       $      .47      $      .72       $    1.03       $    1.25


(1)  The  data  for fiscal years 1995 and 1996 reflect
     the  divesture of  a  former  Federated  subsidiary,
     Freedom.   See  further  discussion  at Management's
     Discussion  and Analysis of Financial Condition  and
     Results of Operation  for  the  fiscal  years  ended
     October 31, 1997, 1996 and 1995.

<PAGE

       The combined pro forma selected financial data for the period ended July 31, 1997 and the year ended October 31, 1997, have been derived from the pro forma financial statements attached hereto. The selected financial data for the nine months ended July 31, 1997 and the year ended October 31, 1997 are unaudited. Results for the nine months ended July 31, 1997 and the years ended October 31, 1997, are not necessarily indicative of results to be expected. These data should be read in conjunction with, and is qualified in its entirety to, the related financial statements and notes included elsewhere in this Proxy Statement/Prospectus.


                                    Year Ended October 31, 1997
                                          UNAUDITED
Net sales                                15,558,676
Net income (loss) from
 continuing operations                        2,503
Net income (loss) per
 share from continuing
 operations                                     .00
Cash dividends
 paid                                            --
Cash dividends
 paid per share                                 .00
Total assets                              4,210,846
Working capital                           2,157,887
Current ratio                                2.32:1
Long-term debt                              460,000
Stockholders' equity                      2,125,292
Stockholders' equity per
 share                                   $      .34


      MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                AND RESULTS OF OPERATIONS FOR FEDERATED

FOR THE FISCAL YEARS ENDED OCTOBER 31, 1997, 1996 AND 1995

     The Company has experienced significant operating losses throughout the past five operating periods. For fiscal 1997, fiscal 1996, fiscal 1995, fiscal 1994, and fiscal 1993, the Company incurred losses of $281,901, $414,826, $546,062, $373,849, and
$315,621, respectively. As a result of negative cash flows associated with these losses, as of October 31, 1997, working capital had decreased 88.5% to $274,835 from $2,389,580 at October 31, 1991 and the Company had an accumulated deficit of $1,335,234. While management is seeking to address these problems by increasing sales and reducing operating costs, there can be no assurances that the Company will be successful in its efforts to improve either its liquidity position or operating results. In addition, because the Company currently has no access to any outside source of capital (except for an existing equipment financing arrangement), management must meet its short-term capital requirements solely from cash from operations (if any) and existing cash reserves. There can be no assurances that the Company's cash reserves will be sufficient to satisfy the Company's capital requirements or that the Company's inability to obtain capital from outside sources will not force the Company to seek protection under the United States Bankruptcy Code. While there can be no assurances, management believes that the Proposed Transaction will improve the Company's operating performance and financial condition. See Note 14 - Consolidated Financial Statements.

     In November 1994, the Company divested its subsidiary, Freedom. In accordance with generally accepted accounting principles, the divestiture of the operations of Freedom has not been accounted for as a discontinued operation because Freedom was not a separate business entity. As a result, management's discussion compares (i) the Company's results of operations for fiscal 1996 (which do not include Freedom) to the Company's results of operations for fiscal 1995 (which do not include Freedom), (ii) the Company's results of operations for fiscal 1995 (which do not include Freedom) to the Company's results of operations for fiscal 1994 (which include Freedom) and (iii) Federated's results of operations for fiscal 1995 to Federated's Pro Forma results for fiscal 1994 (which include Freedom). Management believes this approach more accurately reflects the Company's recent financial performance.

     RESULTS OF OPERATIONS

     The Company recognized a net loss of $281,901 for the year ended October 31, 1997 on net sales of $3,252,670, as compared to a net loss of $414,826 for the year ended October 31, 1996 on net sales of $3,980,560, and a net loss of $546,062 for the year ended October 31, 1995 on net sales of $4,118,799. The loss of $546,062 for the year ended October 31, 1995 included a loss of $182,791 on the divestiture of the Company's subsidiary, Freedom Electronics Corp. ("Freedom").

     Despite the relative improvement in the magnitude of the loss when compared with the years ended October 31, 1996 and 1995, the loss represents a continuation of repeated significant operating losses experienced by Federated since prior to 1992. As a result of negative cash flows associated with these losses, as of October 31, 1997, working capital had decreased to $274,835 and Federated had an accumulated deficit of $1,335,234. Because Federated currently has no access to any outside source of capital (except for an existing equipment financing arrangement), management must meet its short-term capital requirements solely from cash from operations (if any) and existing cash reserves. At October 31, 1997, Federated's cash reserves were $69,358. There can be no assurances that Federated's cash reserves will be sufficient to satisfy Federated's capital requirements or that Federated's inability to obtain capital from outside sources will not force Federated to seek protection under the United States Bankruptcy Code. While there can be no assurances, management believes that the Proposed Transaction will improve the Company's operating performance and financial condition. See Note 14 - Consolidated Financial Statements.

     Net sales were $3,252,670 for the year ended October 31, 1997 as compared to $3,980,560 for the year ended October 31, 1996, or a decrease of $727,890 or 18.2% over the prior year. Net sales were $3,980,560 for the year ended October 31, 1996 as compared to $4,118,799 for the year ended October 31, 1995, a decrease of $138,239 or 3.4% over the prior year. The decrease in sales for the year 1997 as compared to 1996 of $727,890 and the decrease in sales for the year 1996 as compared to 1995 of $138,239 is due to intense competition, particularly in the Northeast United States, and trends adversely affecting the electronics industry as a whole (as described in more detail below). These competitive circumstances have continued to reduce Federated's sales volume, which, along with gross margins, must improve in the short-term and in the long-term, for Federated to reverse its negative results of operations. The likelihood of achieving the necessary increases in both sales volume and gross margins continues to be compromised by several factors, including the loss of certain customers due to the departure of key sales personnel, intense industry competition which has resulted in management seeking additional sales volume through price reductions, and certain other industry trends which adversely impact smaller electronics distributors. These trends include the consolidation of other small distributors, the increase in the use of technology (which Federated's limited capital resources have not permitted it to acquire), the diminished availability of capital within the business, marketplace changes favoring value-added services, and the reduction of franchises by major vendors. While management continues its effort to improve sales volume while preserving Federated's current customer base, there can be no assurances that management will succeed in achieving the sales increases, improved margins and cost reductions which are necessary to reverse Federated's negative results of operations.

     Cost of sales were $2,493,482 or 76.6% of sales for the year ended October 31, 1997 as compared to $3,128,019 or 78.6% of sales for the year ended October 31, 1996 and $3,172,060 or 77.0% of sales for the year ended October 31, 1995. The decrease in cost of sales for the years ended October 31, 1997, 1996 and 1995 are the result of Federated's decrease in sales volume. The gross profit percentage for the year ended October 31, 1997 was 23.4% as compared to 21.4% for the year ended October 31, 1996 and 23.0% for the year ended October 31, 1995. The increase of 2.0% in gross profit percentage for the year ended October 31, 1997 when compared to October 31, 1996, is the result of management's attempt to increase sales prices to customers and decrease prices paid to suppliers. The decrease in gross profit percentage of 1.6% from 23.0% for the year ended October 31, 1995 to 21.4% for the year ended October 31, 1996 was the result of increased competition within the industry and management's decision to attempt to improve the Company's sales volume and operating results by reducing prices to its customers. There can be no assurances that the minor improvement in Federated's gross margin can be sustained, or that lower gross profits associated with the reduction in sales volume will not force Federated to seek protection under the United States Bankruptcy Code.

     Selling, shipping and general and administrative ("SSG&A") expenses were $1,061,382 for the year ended October 31, 1997, compared to $1,286,444 for the year ended October 31, 1996 and $1,353,609 for the year ended October 31, 1995. Fiscal year 1997 thus showed a decrease in SSG&A of $225,062 when compared to year ended October 31, 1996. The decrease of $225,062 is the result of a reduction of sales salaries of 18.6%, a reduction of administrative salaries of 14.0% a reduction of telephone expense of 32.2% and a reduction of general expenses of 36.2%. The decrease of $225,062 for the year ended October 31, 1997 when compared to the year ended October 31, 1996 represented a 17.4% decrease in SSG&A expenses. SSG&A expenses for the year ended October 31, 1996 were $1,286,444 compared to $1,353,609 for the year ended October 31, 1995, a decrease of $67,165 over the prior year. The decrease of $67,165 is the result of a reduction in warehouse salaries of 48.6%, a reduction of administrative salaries of 10.3%, a reduction of insurance costs of 36.0%, a reduction of bad debt expense of 64.1%, partially offset by an increase in sales salaries of 7.7%. Management anticipates that further reductions in SSG&A expenses will be necessary to reverse Federated's negative results of operations.

     Interest earned on the Company's cash reserves and notes receivable were $11,054 for the year ended October 31, 1997 as compared to $14,830 for the year ended October 31, 1996 and $32,530 for the year ended October 31, 1995. The decrease of $3,776 for the year ended October 31, 1997 as compared to October 31, 1996 was attributable to lower cash balances, which continue to deteriorate as a result of the Company's operating losses and lower note receivable balances. The decrease of $17,700 for the year ended October 31, 1996 when compared to October 31, 1995 was due to lower cash balances as a result of recurring operating losses.

     LIQUIDITY AND CAPITAL RESOURCES

     The Company's liquidity position has been and continues to be adversely affected by a variety of factors, including the $281,901 loss for the year ended October 31, 1997, the loss of $414,826 for the year ended October 31, 1996 and the loss of $546,062 for the year ended October 31, 1995. Moreover, the Company's liquidity position may be further negatively impacted to the extent that certain trends, including intense competition from larger competitors in the electronics industry and the migration of certain customers from smaller to larger distributors, continue to decrease Federated's sales levels, gross profit margins, or both. While Federated enhanced its short-term liquidity position when it received a one-time cash payment of $755,845 from its November 15, 1994 divestiture of a former subsidiary, Freedom Electronics, those proceeds have been used to sustain operations since that time. Thus, Federated's ability to satisfy its fixed costs of operations in the future will depend upon management's success in increasing sales, improving gross margins, reducing operations costs, securing additional lines of credit from outside lenders or entering into strategic alliances. Due to Federated's impaired liquidity position, negative financial performance, reliance on cash to sustain operations and certain other factors, Federated's independent auditors raise substantial doubt regarding Federated's ability to continue as a going concern in Federated's annual report for the year ended October 31, 1997. If Federated is not successful in achieving any or all of its strategic objectives, it may have to seek protection under the United States Bankruptcy Code. While there can be no assurances, management believes that the Proposed Transaction will improve the Company's operating performance and financial condition. See Note 14 - Consolidated Financial Statements.

     Cash and cash equivalents decreased by $26,560 for the year ended October 31, 1997 as compared to a decrease of $90,597 for the year ended October 31, 1996 and an increase of $23,655 for the year ended October 31, 1995. During the year ended October 31, 1997, the Company used net cash of $71,461 from operating activities primarily from the net loss of $281,901, a decrease of $118,762 in accounts receivable, a decrease of $85,864 in inventories and a increase of $30,741 in accounts payable and accrued expenses. The Company generated cash of $55,525 for the year ended October 31, 1997, primarily though collections of a note receivable from Freedom Electronics of $55,000. During the year ended October 31, 1997, the Company used cash of $10,624 for payments on long-term debt.

     During the year ended October 31, 1996, the Company used net cash of $190,456 from operating activities, primarily because of the net loss for the year, the decrease of $77,835 in inventories and the increase of $127,913 in accounts payable and accrued expenses. The Company generated cash of $110,601 for the year ended October 31, 1996, primarily through the receipt of $99,744 on the redemption of marketable securities and the collection of $35,000 in notes receivable; these decreases were partially offset by the $23,672 increase in association membership costs. The collection of $35,000 in notes receivable is due to Federated's renegotiation of certain terms relating to debt owed by Freedom to Federated as a result of the divestiture. During the year ended October 31, 1996, the Company used cash of $10,742 for payments on long-term debt.

     During the year ended October 31, 1995, the Company used net cash of $474,722 from operating activities, primarily because the net loss for the year. The Company generated cash from investing activities of $573,001 for the year ended October 31, 1995, primarily from the $755,845 proceeds on the divestiture of Freedom, and used cash of $286,224 to purchase marketable securities, while redeeming marketable securities of $192,439. During the year ended October 31, 1995, the Company used cash of $74,624 to pay off a note payable in the amount of $63,999 and long-term debt in the amount of $10,625. The note was pursuant to a credit line agreement with New Jersey National Bank, which had previously been withdrawn by the bank. The note was secured by accounts receivable and inventory of the Company. As part of the consideration received in connection with the divestiture of Freedom, Federated was relieved of its obligations under a note payable to United Jersey Bank in the amount of $250,000. Federated had been a guarantor of this obligation of Freedom.

     Based upon the Company's continuing losses, the Company has experienced periods of declining cash balances, which have negatively impacted the accounts payable balances of trade creditors. The Company has been slow in the payment of its accounts payable and approximately 47% of its accounts payable are over 30 days old and 21% are over 60 days old as of October 31, 1997. On open trade accounts payable for unsecured creditors, the Company has no knowledge of any pending or threatened legal actions which would force the Company into bankruptcy. As of October 31, 1997, open trade accounts payable and accrued expenses for unsecured creditors totaled $500,463. Secured creditors on long-term debt, namely for the purchase of computer equipment totaled $8,331. As of October 31,1996, open trade accounts payable and accrued expenses for unsecured creditors totaled $469,712, and secured creditors on long-term debt, namely for the purchase of computer equipment totaled $18,955. The Company anticipates that the increased cash flow and greater efficiency resulting from the Exchange will enable it to resume a current payment schedule, and plans to do so as soon as it becomes practicable.

     CAPITAL RESOURCES - WORKING CAPITAL REQUIREMENTS

     Federated currently has no access to any outside source of capital, except for approximately $8,300 outstanding under an existing equipment financing arrangement. While management continues to seek new sources of financing from other financial institutions, no such arrangements has yet been established. As a result, management must meet substantially all of its short-term capital requirements from cash from operations (if any) and existing cash reserves which continue to deteriorate as a result of the Company's recurring operating losses. There can be no assurances that the Company's current cash reserves will be sufficient to satisfy the Company's financing requirements or that the Company's inability to obtain capital from outside sources will not impair its ability to continue future operations. While there can be no assurances, management believes that the Proposed Transaction will improve the Company's operating performance and financial condition. See Note 14 - Consolidated Financial Statements.

     A supplier of electronic parts to Federated Purchaser terminated Federated Purchaser's franchise agreement as an Industrial Electronic Distributor effective July 1, 1997.
Federated expects to continue to be able to obtain electronic parts from the supplier through a cooperative purchasing group.

     Federated maintains its records on the accrual basis of accounting. Income is recorded when earned and expenses are recorded when incurred. Federated's accounting policies with respect to customer right of returns is to require written authorization by Federated, except for special order items, which are handled on a case by case basis.

     The Company's balance sheet reflects working capital of $274,835 and $490,614 at October 31, 1997 and 1996, respectively, a decrease of $215,779 or 43.9% for the year 1997.

     The Company's stockholders' equity amounted to $468,006 at October 31, 1997, equivalent to a book value per common share of $.29. As of October 31, 1996, stockholders' equity amounted to $749,907 equivalent to a book value per common share of $.47.

     On October 1, 1997, Federated Purchaser, Inc. signed an agreement whereby Federated will acquire all of the outstanding shares of stock of Wise Components, Inc. in an exchange of stock which will be accounted for as a purchase.

     On November 15, 1994, by unanimous vote of all non-interested directors, Federated divested its subsidiary, Freedom. In consideration of the divesture of 100% of the outstanding shares of Freedom, Federated received approximately $360,500, including $100,000 in cash, a $210,000 promissory note and 88,889 shares of common stock of Federated (representing 4.9% of the outstanding class of common shares) held personally by Freedom's President. In addition, the parties entered into customary covenants not to compete, pursuant to which Federated became entitled to receive $90,000 over a four year period. As part of this transaction, certain intercompany indebtedness to Federated was satisfied by payment of an additional $656,000. While there are no written, oral or other binding agreements between Federated and Freedom regarding their ongoing business relationship, both Federated and Freedom anticipate selling certain goods to each other on mutually beneficial terms. During the period November 16, 1994 to October 31, 1995, the period immediately following the divestiture of Freedom, Freedom sold goods to Federated in the amount of $76,112 and Federated sold goods to Freedom for $69,193. During the year ended October 31, 1996, Federated purchased goods from Freedom totaling $776 and did not sell any goods to Freedom during the same period. During the year ended October 31, 1997, Federated did not purchase any goods from Freedom, nor did it sell any goods to Freedom.

     The loss on the divestiture of Freedom amounted to $182,791 or $.11 per share.

                     DESCRIPTION OF CAPITAL STOCK

COMMON STOCK

     The authorized common stock of Federated consists of shares of Common Stock, par value $.10 per share. All shares of Common Stock currently outstanding are fully paid and non-assessable, not subject to redemption and without preemptive or other rights to subscribe for or purchase any proportionate part of any new or additional issues of stock of any class or of securities convertible into stock of any class.

     VOTING

     Holders of Common Stock are entitled to one vote per share, and vote on all matters as a single class.


     DIVIDENDS

     Holders of Common Stock are entitled to receive dividends equally on a per share basis if and when such dividends are declared by the Board of Directors of Federated from funds legally available therefor.

     LIQUIDATION

     Holders Common Stock share with each other on a ratable basis as a single class in the net assets of Federated available for distribution in respect of Common Stock in the event of liquidation.

     DISPARATE VOTING RIGHTS AND CONTROL BY MARTIN L. BLAUSTEIN

     Upon consummation of the Exchange, Martin L. Blaustein will control approximately 74% of Federated's common equity an equal percentage of its voting power.


PREFERRED STOCK

     Federated's Certificate of Incorporation does not authorize any preferred stock.

TRANSFER AGENT AND REGISTRAR

     Continental Stock Transfer and Trust Co. serves as Federated's transfer agent and registrar for its shares of Common Stock.

LIMITATION OF LIABILITY OF DIRECTORS

     The Certificate of Incorporation provides that a director will not be personally liable for monetary damages to Federated or its shareholders for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to Federated or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 719 of the New York Business Corporation Law (which prohibits the payment of dividends and approval of stock repurchases in certain circumstances), or (iv) for any transaction from which the director derived an improper personal benefit.

     While the Certificate of Incorporation provides directors with protection from awards for monetary damages for breaches of their duty of care, it does not eliminate such duty. Accordingly, the Certificate of Incorporation will have no effect on the availability of equitable remedies, such as an injunction or rescission based on a director's breach of such director's duty of care. The provisions of the Certificate of Incorporation described above apply to an officer of Federated only if such person is also a director of Federated and is acting in his or her capacity as director, and do not apply to officers of Federated who are also directors, when acting in their capacity as officers.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Federated's By-Laws (the "By-Laws") provide for mandatory indemnification to the full extent permitted by the laws of the State of New York against and with respect to threatened, pending or completed actions, suits or proceedings, whether civil, criminal, administrative or investigative, arising from or alleged to arise from, a party's actions or omissions as a director, officer, employee or agent of Federated or of any subsidiary of Federated or of any other corporation, partnership, joint venture, trust or other enterprise which has served in such capacity at the request of Federated if such acts or omissions occurred or were or are alleged to have occurred, while such party was a director or officer of Federated. In any situation in which indemnification is not mandatory, Federated may, to the full extent permitted by applicable law, indemnify all other persons whom it has the power to indemnify. Generally, under New York law, indemnification will only be available where an officer or director can establish that he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Federated.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in said Act and is therefore unenforceable.

     Federated does not maintain any director's and officer's liability insurance, and has no current plans to purchase such insurance in the foreseeable future.

SECTION 912 OF THE NEW YORK BUSINESS CORPORATION LAW

     Subject to certain exclusions summarized below, Section 912 of the New York Business Corporation Law ("Section 912") prohibits any Interested Shareholder from engaging in a "business combination" with a New York corporation for five years following the date such person became an Interested Shareholder. Interested Shareholder generally includes (i) any person who is the beneficial owner of 20% or more of the outstanding voting stock of the corporation and
(ii) any person who is an affiliate or associate of the corporation and who held 20% or more of the outstanding voting stock of the corporation at any time within five years before the date on which such person's status as an Interested Shareholder is determined. Subject to certain exceptions, a "business combination" includes the following transactions between a corporation and an Interested
Shareholder: (i) any merger or consolidation involving the corporation, (ii) the sale, lease, exchange, mortgage, pledge, transfer or other disposition of assets having an aggregate market value equal to 10% or more of either the aggregate market value of all assets of the corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the corporation, (iii) any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the Interested Shareholder, except pursuant to a transaction that effects a pro rata distribution to all shareholders of the corporation, (iv) the adoption of any plan or proposal for the liquidation or dissolution of the corporation, proposed by or in agreement with the Interested Shareholder or an affiliate or associate thereof, (v) any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series, or securities convertible into the stock of any class or series, of the corporation that is owned directly or indirectly by the Interested Shareholder, and (vi) any receipt by the Interested Shareholder of the benefit (except proportionately as a shareholder) of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

     Section 912 does not apply to a business combination if (i) before a person became an Interested Shareholder, the board of directors of the corporation approved the transaction in which the Interested Shareholder became an Interested Shareholder, or the business combination, (ii) no sooner than five years after the Interested Shareholder acquires the shares, the business combination is authorized by a majority of the outstanding voting stock not beneficially owned by such Interested Shareholder, or any affiliate or associate thereof, (iii) the transaction meets certain requirements regarding the price and form of consideration to be paid for outstanding shares, and the Interested Shareholder has, since becoming an Interested Shareholder, received shares only on a proportionate basis with the remaining shareholders.

     Section 912 permits corporations to avoid application of its provisions by amending its bylaws, with shareholder approval.
Federated has not adopted any such amendment.

VOTING SECURITIES AND PRINCIPAL HOLDERS

     Only shareholders of record at the close of business on 1997 will be entitled to notice of and to vote at the Special
Meeting and any adjournment(s) thereof. As of such date, there were 1,611,317 shares of Federated's Common Stock, par value $0.10 per share (the "Common Stock"), outstanding.

     The following table indicates the effect of the Exchange on the holdings of the individuals known by Federated to own beneficially more than 5% of Federated's Common Stock as of , 1997. Subsequent to the Exchange, Martin L. Blaustein will own 4,491,988 shares of Common Stock, or approximately 73.6% of the class outstanding.



                                                                           PERCENT OF CLASS
Name and Address of                AMOUNT AND NATURE OF
BENEFICIAL OWNER (1)              BENEFICIAL OWNERSHIP(2)        Before Exchange        After Exchange

Harry J. Fallon                           304,285                             18.9%                   4.9%
123 Milligan Place
South Orange, NJ 07079
Peter Manganiello                         220,496                             13.7%                   3.6%
21 Heath Drive
Bridgewater, NJ  08807
Edward A. Cantor                          130,155                              8.1%                   2.1%
1203 West St. George Ave.
Linden, NJ 07036
Martin L. Blaustein                      4,491,988                             0.0%                  73.6%
26 Henry Street
Greenwich, CT 06830

______________________

<asterisk>  Calculated assuming issuance only of the 4,491,988 shares to be issued in the Exchange, and not any additional shares which may be issued upon the occurrence of certain events subsequent to the Exchange. See "The Agreement and Amendment --
     Indemnification."

(1) Mr. Manganiello disclaims beneficial ownership of 59,765 common shares. Mr. Fallon and Mr. Cantor have sole voting and investment power regarding their respective shares.

(2) Based on information provided to Federated. To the knowledge of Federated, no other person as of record date is the beneficial owner of more than 5% of Federated's Common Stock.

                        DIRECTORS AND OFFICERS

COMMON STOCK OWNERSHIP OF DIRECTORS AND OFFICERS

     It is a condition to closing the Exchange that all of the current members of the Board of Directors resign. Under the terms of the Agreement, Mr. Fallon has the right to name 25% of the Board for two years after the Exchange closes. It is presently expected that New Federated's Board of Directors will consist of five members, of which Mr. Fallon will appoint himself and one additional person from the current Board of Directors. Wise Components has indicated its intention to name Martin L. Blaustein and Steven H. Fried to the Board of Directors, but has not named the third director it will appoint.

     The following table sets forth certain information respecting the number of shares of Federated's Common Stock which will be beneficially owned by each current director (and nominee for director) of Federated, the Chief Executive Officer, by all current directors, nominees and officers of Federated as a group, subsequent to the Exchange. Wise will also name an additional director, but has yet to finalize its decision

                                                                         PERCENT OF CLASS(1)
Name of                                 AMOUNT AND NATURE OF
BENEFICIAL OWNER                        BENEFICIAL OWNERSHIP     Before Exchange       After Exchange

Harry J. Fallon                                      304,285                  18.9%                 4.9%
Martin L. Blaustein                             4,491,988(1)                   0.0%                73.6%
Edmund J. Hoener                                       2,538                      *                    *
Edwin S. Shortess                                      3,178                      *                    *
Jane A. Christy                                       11,921                      *                    *
ALL DIRECTORS, CANDIDATES AND
OFFICERS AS A GROUP (4
PERSONS)                                             321,922                  18.9%                 5.3%

_________________________

(1) Calculated assuming issuance only of the 4,491,988 shares to be issued in the Exchange, and not any additional shares which may be issued upon the occurrence of certain events subsequent to the Exchange. See "The Agreement and Amendment --
     Indemnification."

<asterisk> Less than one percent of outstanding Common Stock.

THE BOARD OF DIRECTORS
				  -48-


     The following table identifies each member of the Board of Directors, the member's age, the period during which the member has served as a director, if any, the member's current position(s) with Federated, if any, the member's principal occupation and any other directorships held by the member in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of such Act or in any company registered as an investment company under the Investment Company Act of 1940.

Member                                   DIRECTOR OF                    Principal Occupation
                             Age          FEDERATED
                                            Since
Harry J. Fallon              70             1975         President of Federated
Martin L. Blaustein          55              n/a         Chairman of Wise
Steven H. Fried              35              n/a         Controller of Wise
Edmund L. Hoener             66             1977         Former Vice President of the Howard Savings Bank;
                                                         Retired
Edwin S. Shortess            77             1989         Former President of Shortess-Rawson Associates;
                                                         Retired
Jane A. Christy              61             1989         Vice President/Operations of Federated

     Mr. Fallon, President of Federated since 1974, has been a director of Federated since 1975. He is also a director of Hickok Electrical Instrument Co., a manufacturer of electronic test equipment, located in Cleveland, Ohio. After the death of Federated's Chairman of the Board, Arthur C. Kammerman, in September 1992, Mr. Fallon served as acting Chairman of the Board of Federated until the election of Mr. Albert Zlotnick in 1993. Mr. Fallon has been serving as acting Chairman of the Board since Mr. Zlotnick's resignation of that position in May, 1996.

     Wise Components has indicated that it will name Mr. Blaustein to the Board of Directors of Federated upon the closing of the Exchange. Mr. Blaustein has been Chairman of Wise Components for more than five years, and in that capacity directed all aspects of a $15 million electronic component distribution business.

     Wise Components has also indicated that it will name Mr. Fried to the Board of Directors of Federated upon the closing of the Exchange. Mr. Fried has been Controller of Wise Components for more than five years, and has overseen all financial affairs of Wise Components during that period.

     Mr. Hoener became a director of Federated in 1977. He was a Vice President of the Howard Savings Bank from October 1983 until his retirement in June 1990.

     Mr. Shortess became a director of Federated in 1989.  From
1969 until his retirement in 1986, he was the founder and President of Shortess-Rawson Associates, a distributor of primarily electronic instrumentation and educational systems in the sciences and electronics.

     Ms. Christy became a director of Federated in 1989. She is currently Vice President of Operations of Federated and has been employed by Federated in various executive positions and offices for more than five years.

     None of the corporations or organizations with which Messrs.
Blaustein, Fried, Hoener or Shortess has been employed during the past five years is a parent, subsidiary or other affiliate of Federated.

     During Federated's last fiscal year, the Board of Directors held four meetings; each director has attended at least 75% of the meetings of the Board of Directors and the committees on which he or she served that were held during Federated's last fiscal year.

     The Audit Committee has the authority to make recommendations to the Board of Directors concerning the selection of Federated's independent auditors and to review with the independent auditors the scope and results of the annual audit. The incumbent members of this Committee are Messrs. Hoener and Fallon. During the last fiscal year, the Audit Committee held one meeting. As a member of this Committee, Mr. Hoener receives $200 for each meeting he attends. Mr. Fallon receives no remuneration for his activities as a Committee member.

     The Executive Committee has general authority over the supervision and direction of the finances and business of Federated and has the power and authority of the Board in the management of the business and affairs of Federated between meetings of the Board. The incumbent members of this Committee are Messrs. Shortess and Fallon. No meetings were held during the last fiscal year.

     Federated's Board of Directors has no standing nominating or compensation committees. The functions of the compensation committee were performed by the Board of Directors as a whole during the fiscal year ended October 31, 1996. The Board of Directors has assigned the responsibilities generally performed by the compensation committee to the Executive Committee for the fiscal year ending October 31, 1997.

EXECUTIVE OFFICERS

     The executive officers of Federated are set forth in the table below. All executive officers are chosen at the annual meeting or interim meetings of the Board of Directors and serve at the pleasure of the Board of Directors. It is anticipated that following the consummation of the Exchange, the three persons named below will continue in their current positions, and at least two additional persons will be named Executive Officers of Federated.

         NAME                      AGE                      POSITION                   PERIOD SERVED
Harry J. Fallon                    70             President                             Since 1974
Jane A. Christy                    61             Vice President/Operations             Since 1976
Marie Santasiri                    69             Secretary                             Since 1986

     All of the executive officers listed in the preceding table have been employed by Federated in various executive positions and offices for more than five years.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     The Summary Compensation Table set forth below shows the compensation of the Chief Executive Officer of Federated for the past three fiscal years. The Chief Executive Officer is the only executive officer whose total annual salary and bonus exceeds $100,000.

  SUMMARY COMPENSATION TABLE

NAME AND PRINCIPAL POSITION     YEAR		        SALARY
Harry J. Fallon,                1996			$125,000
 President and                  1995                    $125,000
 Chief Executive           	1994                    $125,000
 Officer

     Directors are not compensated for service as directors.  Mr.
Fallon received no other compensation other than the salary listed above.

EMPLOYMENT CONTRACTS

     In April 1986, Mr. Fallon entered into an employment agreement with Federated, the term of which commenced on November 1, 1986, expired on October 31, 1991 and was subsequently extended annually until October 31, 1996. The employment agreement provided that, among other things, Mr. Fallon will receive an annual salary in the amount of $125,000. Mr. Fallon has voluntarily waived the receipt of $20,000 of such annual salary for each of the years ended October 31, 1995, October 31, 1996 and October 31, 1997. Mr. Fallon executed a new Employment Agreement with Federated, on identical terms, as of May 1, 1997, ending on October 31, 1997.
The terms of the Employment Agreement are being extended until the closing of the Agreement, at which point Mr. Fallon's sole compensation will be in accordance with the Consulting Agreement described below.

     Under the terms of the Agreement, Mr. Fallon will enter into a Consulting Agreement with Federated, for a period of two years at cash compensation of $60,000 per year. Mr. Fallon's consulting services will include: overseeing the integration of the Federated operations into those of Wise, maintaining relationships with Federated's customers and suppliers, identifying opportunities for expansion within the New Jersey and Pennsylvania markets, advising management regarding strategic planning, and developing cost-
control programs.   The Agreement also provides for an employment
agreement of one years' durations with Ms. Jane A. Christy, Vice President--Operations, at cash compensation of $62,500, with a $15,000 bonus to be paid on the first anniversary thereof.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mr. Fallon and Ms. Christy each served as a member of the Board of Directors, which acted in the place of a compensation committee during the fiscal year ended October 31, 1996. Mr. Fallon and Ms. Christy are also executive officers of Federated.

     During the fiscal year ended October 31, 1996, Mr. Fallon and Ms. Christy participated in deliberations concerning executive officer compensation in their capacities as members of the Board of Directors.

BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

     Federated does not have a standing compensation committee. Decisions regarding compensation of Federated's executive officers generally are made by the Board of Directors as a whole. Pursuant to recently adopted rules designed to enhance disclosure of companies' policies regarding executive compensation, set forth below is a report submitted by Messrs. Fallon, Hoener, Shortess, and Ms. Christy, as members of Federated's Board of Directors, addressing Federated's compensation policies for 1995 as they affected Mr. Fallon, in his capacity as Chief Executive Officer of Federated, and other executive officers.

     Mr. Fallon is the only officer of Federated whose total compensation exceeded $100,000 during the fiscal year ended October 31, 1996.

     Mr. Fallon's current employment arrangement was negotiated by Federated on an arm's length basis and was designed to be competitive with compensation packages offered to other chief executive officers of similarly situated companies in the industry.

     During the fiscal year ending October 31, 1997, the Executive Committee of the Board of Directors will perform the functions of the compensation committee.

     The foregoing report has been furnished by Messrs. Fallon, Hoener, Shortess, and Ms. Christy.

PERFORMANCE GRAPH

     The following line graph compares cumulative total shareholder return on Federated's Common Stock since October 31, 1992, based on the market price and assuming reinvestment of dividends, with the cumulative total return of companies on Standard & Poor's Composite 500 Index and a peer group index comprised of electronic parts distributors.

          COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
      FEDERATED PURCHASER, INC., S&P 500 COMPOSITE INDEX AND
         PEER GROUP INDEX OF ELECTRONIC PARTS DISTRIBUTORS













                [graph illustrates relative performance
                          of Company shares]












Assumes $100 invested on October 31, 1991, at the prior day's closing market price in Federated's Common Stock, the S&P 500 Composite Index and a Peer Group Index comprised of Electronic Parts Distributors.


 INDEXED RETURNS [10/31/91 = 100

COMPANY/INDEX 			BASE YEAR     1992        1993         1994         1995       1996
FEDERATED PURCHASER INC.	100.00        61.18        85.42       50.05       28.57        38.85
S&P 500 COMP-LTD     		100.00	     109.95	  176.59      131.27	  165.98       205.97
PEER GROUP (1)			100.00	     140.67       168.76      167.15      215.54       197.41

_______________________

(1)  The Peer Group Index is comprised of the following:

           Peer Group

           All American Semiconductor	Nu Horizons Electrs Corp.
           Arrow Electronics Inc.	Pioneer Standard Electronics
           Avnet Inc.            	Premier Industrial CP.
           Bell Industries Inc.  	Richardson Elec Ltd.
           Electrocon Intl Inc.  	Southern Electronics Corp.
           Jaco Electronics Inc. 	Sterling Electronics
           Kent Electronics Corp.	Western Micro Technology Inc.
           Marshall Industries   	Wyle Laboratories
           Milgray Electronics Inc.	Zing Technologies, Inc.


     Although the foregoing companies are all distributors of electronic parts and may be considered to be in the same industry as Federated, each has significantly greater revenues and assets. Federated is unable to construct a peer group index comprised of companies in the industry with similar financial characteristics because such companies are privately held.


     Because Federated was delisted by NASDAQ in July, 1992, data from that time through October 31, are as reported by the National Quotation Bureau, Inc. and are based upon the average of high and low bid prices.

                           BUSINESS OF WISE

GENERAL

     Wise Components, Inc. ("Wise"), founded 22 years ago, distributes electronic components and wire and cable for voice and data networks. Its products range from capacitors to fiber optics to power modification and protection supplies. Founded as a local distributor, it has since expanded to include regional, national, and international clientele, with sales offices in Greenwich, Connecticut.

     Wise maintains sizeable inventories of voice and data products for LAN (local area network) and WAN (wide area network) installations. Supporting these product lines, Wise provides fiber and copper cable, connectors, patch panels and workstation information outlets, as well as numerous related items for all wiring topologies.

SOURCES AND AVAILABILITY OF RAW MATERIALS

     Wise obtains the products it markets and distributes either through distributorship agreements or through secondary commercial sources on the open market. In general, Wise has had no difficulties in obtaining such products; however, in 1995, Wise withdrew from The Genie Group, a cooperative supplier of electronic components. See "Legal Proceedings" below. Wise has been able to obtain by other means most of the products it previously purchased through Genie, but on occasion at higher cost. As a result of the Exchange, there can be no assurances that Wise will not be terminated by any of its other suppliers or that any such termination will not have a material adverse impact on the results of operations of the combined entity. See "Management's Discussion and Analysis of Financial Condition and Results of Operations."

PATENTS, TRADEMARKS AND LICENSES

     Wise   does  not  hold  any  patents,  trademarks,   licenses,
franchises  or   concessions   with   respect   to  its  continuing
operations.

SEASONAL BUSINESS

     Wise's business is generally not affected by seasonal factors.

WORKING CAPITAL ITEMS

     Management believes that Wise's inventory practices and other practices which impact working capital are similar to those employed by other similarly sized distributors doing business in this segment of the electronics industry. See "Management's Discussion and Analysis of Financial Condition and Results of Operations."

MATERIAL CUSTOMERS

     During fiscal 1996, net sales by Wise to its largest customer comprised approximately 13% of Wise's consolidated net sales, and 15% of its total accounts receivable balance. Given the competitiveness of the market for smaller electronics distributors, there can be no assurances that the loss of this or any other customer would not have a material adverse effect on Wise.

     Most of Wise's sales are made to industrial customers within the continental United States. International sales amount to less than 10% of Wise's total sales.

GOVERNMENT CONTRACTS

     No portion of Wise's business is subject to renegotiation of profits or to termination of contracts or subcontracts at the election of the Government.

COMPETITIVE CONDITIONS

     Like Federated, Wise faces intense competition from numerous companies assembling and marketing products similar to its own. Although Wise has substantially greater resources than Federated, many of Wise's competitors are nevertheless substantially larger than Wise, with more capital resources, larger staffs, more extensive facilities and equipment, and a broader range of products. Competition is generally based upon price, service and breadth of product lines offered. Wise agrees with Federated that the industry is moving towards a reduction in the number of distributors which service each customer, a trend which management believes favors the larger distributors and negatively impacts Wise. As a result of these factors, there can be no assurances that either Wise or the combined entity will be able to maintain profitability.

RESEARCH AND DEVELOPMENT

     During fiscal 1996 and the interim periods of 1997, Wise did not spend any amount on research and development activities.

ENVIRONMENTAL MATTERS

     Management believes that Wise's capital expenditures, earnings and competitive position have not been affected by compliance with Federal, State and local laws relating to the protection of the environment.

NUMBER OF EMPLOYEES

     As of October 1, 1997 Wise had approximately 25 employees, 4 of whom were engaged in administration, 11 in clerical and shipping positions, and 10 in sales. Wise is not a party to any collective bargaining agreement and considers its employee relations to be satisfactory.

PROPERTY

     Wise currently operates its principal administrative, sales and warehousing functions in two facilities: a 7,500-square-foot warehouse/administrative location in Greenwich, Connecticut, and a 3,000-square-foot warehouse in Port Chester, New York. The leases for both of these locations are currently on a month-to-month basis, for a total rent of approximately $8,200 per month. Wise is planning to move in January of 1998 to a single, consolidated 15,000-square-foot facility in Stamford, Connecticut. Under the lease for the Stamford facility, total rent will be approximately $10,000 per month.

LEGAL PROCEEDINGS.

     Wise is a party to a dispute with The Genie Group, Inc. ("Genie"), concerning certain items for which Wise alleges it was improperly billed by Genie, and certain monies Genie alleges are owed by Wise. No civil action has commenced, and the maximum potential liability of Wise is for $23,786. Federated is not assuming liability for this dispute subsequent to the Exchange; Wise will remain liable for any judgment. (Wise will become a separately-incorporated subsidiary of New Federated after the closing of the Exchange.) Wise is not otherwise a party, nor is any of its property the subject of, any material pending legal proceedings, other than ordinary routine litigation incidental to its business.

RECENT DEVELOPMENTS

     In late 1996, Robert Berwick, a shareholder and officer of Wise, expressed his desire to reduce his role in Wise, believing that increased family responsibilities would no longer permit him to serve both as an executive and as part-owner of the Wise business. After approximately six months of negotiations, on June 12, 1997 Wise redeemed all of the outstanding shares of Wise common stock (87.5 shares) owned by Mr. Berwick $800,000 payable immediately. Of that total, $200,000 was paid out of cash on hand, and $600,000 was obtained by entering into a loan agreement (the "Fleet Loan") with Fleet National Bank, dated June 12, 1997, payable in monthly installments of $10,000 plus interest at prime plus 1/2%, until July 1, 2002. The loan is secured by a lien on corporate assets and is guaranteed by the remaining stockholder of Wise, Martin L. Blaustein.

     Simultaneously, Wise entered into an employment agreement for a six-year term with Mr. Berwick at a rate of $4,000 per week, or $208,000 per year; his duties include maintaining relationships with his extensive customer base, assisting in marketing and advertising efforts, and in acting as a liaison between employees and management. The six-year term was selected because it was the time remaining until Mr. Berwick reaches normal retirement age. The salary was calculated as follows: 50%, or $2,000 per week, is equal to the commissions to which Mr. Berwick would be entitled, and the remaining 50% reflects his duties in sales, marketing, and personnel, as described above.

     The Board of Directors of Wise entered into the repurchase and the employment agreement because of its desire to keep Mr. Berwick's customer base, which is the product of over 35 years' experience in the electronic components industry. Indeed, the Board determined that the loss of Mr. Berwick's clients could have had a material adverse effect upon the business of Wise. Moreover, the 38% reduction in compensation to be paid to Mr. Berwick under the Agreement would be commensurate with the reduction in his role with Wise.

     Prior to the buyout, Mr. Berwick served without a written employment agreement as a director and as Executive Vice President, with compensation (in his executive capacity only) of $321,765 in 1996, $268,858 in 1995, and $258,103 in 1994. In addition to his continuing responsibilities, his duties as Executive Vice President included: maintaining relationships with insurance agents, accountants and attorneys; overseeing collection matters; assisting in purchasing and providing general strategic advice.

     Payments to Mr. Berwick  are  subordinated  to  the Fleet Loan
described                                                    above.
    As Wise will remain a separately-incorporated, wholly-owned subsidiary of Federated after the Exchange, Federated is not assuming liability for the employment agreement with Mr. Berwick.

                         WISE COMPONENTS, INC.
                      SELECTED FINANCIAL DATA

      The selected financial data as of and for each of the five years in the period ended December 31, 1996 have been derived from the audited financial statements of Wise. This data should be read in conjunction with, and is qualified in its entirely by reference to the related financial statements and notes included elsewhere is the Report.


                             Unaudited
                         Nine Months Ended                                            Year Ended
                           SEPTEMBER 30,                                             DECEMBER 31,

                       1997             1996             1996            1995             1994           1993            1992
Net sales             $9,127,852      $11,685,322      $14,863,476     $15,885,147     $11,971,540     $11,046,324    $9,170,020
Net income
 from con-
 tinuing
 operations              119,100          425,318          470,906         498,546         243,723         136,713        24,583
Net income per
 share from
 continuing
 operations                1,361            2,430            2,690           2,849           1,393             781           141
Cash
 dividends
 paid                         --               --               --         26,000          26,000          26,000         26,000
Cash
 dividends
 paid per share
                              --               --               --            149             149             149            149
Total assets           3,209,671        3,499,602        3,302,505       3,583,483       2,913,901       2,831,143     2,452,351
Working
 capital               1,907,427        1,995,707        2,093,487       1,577,928       1,099,190         954,399       874,038
Current ratio              2.7:1            2.7:1            3.2:1           2.0:1           1.8:1           1.7:1         1.7:1
Long-term debt           586,189           14,050           11,987         193,572         266,822         322,014       209,515
Stockholders'
 equity                1,657,286        2,292,599        2,338,186       1,867,290       1,394,734       1,177,011       991,298
Stockholders'
 equity per
 share                    18,940           13,100           13,361          10,670           7,970           6,726         5,665

      MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                  AND RESULTS OF OPERATIONS FOR WISE

FOR THE FISCAL YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

     RESULTS OF OPERATIONS

      Wise recognized net income of $470,906 for the year ended December 31, 1996 on net sales of $14,863,476 as compared to net income of $498,546 for the year ended December 31, 1995 on net sales of $15,885,147 and net income of $243,723 for the year ended December 31, 1994 on net sales of $11,971,540.

      Net sales were $14,863,476 for the year ended December 31, 1996 as compared to $15,885,147 for the year ended December 31, 1995, or a decrease of $1,021,671 or 6.5% over the prior year. The decrease in net sales for the 1996 year when compared to the 1995 year was the result of increased competition in the electronic components industry and decreased average unit selling prices. Net sales increased $3,913,607 for the 1995 year over the 1994 year or an increase of 32.7% when net sales for the 1994 year were $11,971,540. The 32.7% increase in net sales was the result of increased sales in the voice data line of business and increased average unit selling prices.

      Cost of sales as a percentage of sales was 73.20%, 73.79% and 72.81% for the years ended 1996, 1995, 1994, respectively. The relative stability of Wise's cost of sales is due to management's continued efforts to monitor purchasing costs and trends within the industry and the result of increased competition within the industry.

      Selling and shipping expenses were $1,267,023 for the year ended December 31, 1996 compared to $1,259,805 for the year ended December 31, 1995 or an increase of $7,218 over the prior year. Selling and shipping expenses were $1,096,478 for the year ended December 31, 1994 as compared to $1,259,805 for the 1995 year. The increase of $163,327 for the 1995 year over the 1994 year represents an increase of 14.9% over the prior year and is the result of increases primarily in sales salaries.

      General and administrative expenses were $1,722,332 for the 1996 year compared to $1,659,054 for the 1995 year an increase of $63,278 or 3.9% over the prior year. The increase for the 1996 year over the 1995 year was primarily the result of an increase in professional fees. General and administrative expenses increased $118,678 or 7.7% from $1,540,376 in 1994 to $1,659,054 in 1995. The increase was the result of increases in salaries of 5%, consulting fees of 119% and telephone expenses of 17%.

      Interest expense was $14,384, $64,376 and $74,103 for the years ended 1996, 1995 and 1994, respectively. Interest expense decreased $49,992 from 1995 to 1996 primarily due to Wise repaying $475,000 of its line-of-credit and repaying $181,585 of its long-tem debt.

      During fiscal year 1996, Wise recognized a loss on the sale of securities of $51,857. This loss resulted from Wise's resignation of its membership in The Genie Group, Inc. ("Genie"), a member-owned purchasing cooperative, as the result of its dispute with Genie discussed at "Business of Wise -- Legal Proceedings" above. Wise had been a shareholder of Genie, and Genie charged Wise for accumulated losses against Wise's stock investment account. Wise had treated its investment in Genie at cost and reported a capital loss on the difference between its investment and the assessed accumulated losses of Genie.

      During the year 1995, Wise recognized a goodwill impairment charge of $182,478, related to the 1993 acquisition of Ancar Electronic Supply, Inc. Management has asserted that since Ancar Electronic Supply, Inc. was purchased by Wise Components, Inc. and dissolved, all employees were transferred to Wise, all accounts receivables were either allocated or written-off, all outstanding payables and accruals were paid, all inventory was assigned to Wise with obsolete inventory written-off, and all agreements with vendors and customers were assigned to Wise, there is no remaining value associated with the original purchase of Ancar Electronic Supply, Inc. Accordingly, Wise has recorded a loss on impairment for the goodwill remaining.

      LIQUIDITY AND CAPITAL RESOURCES

      Wise's financial position continues to be solid. Cash provided from operating activities in the primary source of liquidity and amounted to $808,079 in 1996, $303,139 in 1995 and $206,331 in 1994 which has enabled Wise to finance its growth and existing operations.

      Wise has a banking relationship to finance fluctuations in working capital and it provide long-term financing as necessary to meet growth requirements. Internally generated funds have primarily been used to finance capital expenditures, provide working capital and pay dividends.

      During the year 1996, cash increased by $151,483 as compared to an increase of $68,126 for the year 1995 and an increase of $25,435 for the year 1994. Cash provided by operating activities was $808,079 for the year 1996 primarily from the net income for the year of $470,906 and a decrease in accounts receivable of $301,116. Cash provided by operating activities was $303,139 for the year 1995 primarily from the net income for the year of $498,546, an increase of $295,286 in accounts payable and accrued expenses, partially offset by an increase of $488,691 in accounts receivable. Cash provided by operating activities was $206,331 for the year 1994, primarily from the net income of $243,723 for the year 1994. Wise used cash in investing activities of $11 in 1996, $136,763 in 1995 and $60,704 in 1994. Cash was used primarily in 1995 to purchase equipment for $94,188 and $26,000 to pay dividends. Cash was used primarily in 1994 to purchase equipment for $17,384 and $26,000 to pay dividends. During the year 1996, Wise used cash of $475,000 to retire short-term borrowings and cash of $181,585 as payments on long-term debt. During the year 1995, Wise used cash of $73,250 to pay long-term debt and $25,000 to pay short-term borrowings. During the year 1994, Wise used cash of $120,192 to pay long-term debt and short-term borrowings.

      Working capital has increased from $1,099,190 at the end of year 1994 to $1,577,928 at the end of year 1995 to $2,093,487 at the end of year 1996. The increase of working capital from 1995 to 1996 is the result of decreases in bank financing, decrease in accounts payable, partially offset by higher accounts receivable levels.

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997 AND SEPTEMBER 30, 1996

     OPERATING RESULTS

      The Company recognized net income of $119,100 for the nine months ended September 30, 1997 on net sales of $9,127,852 as compared to net income of $425,318 for the nine months ended September 30, 1996 on net sales of $11,685,322. Net income for the three months ended September 30, 1997 was $23,999 compared to net income of $146,880 for the three months ended September 30, 1996.

      Net sales were $9,127,852 for the nine months ended September 30, 1997 as compared to $11,685,322 for the nine months ended September 30, 1996, a decrease of $2,557,470 or 21.8% over the prior year. Net sales were $2,915,472 for the three months ended September 30, 1997 as compared to $3,654,721 for the three months ended September 30, 1996, a decrease of $739,249 or 20.2% over the prior year. The decrease in net sales for the current nine months and three months ended September 30, 1997 is the result of the departure of key sales personnel and decreased average unit selling prices.

      Cost of sales was $6,732,397 for the nine months ended September 30, 1997 compared to $8,648,251 for the nine months ended September 30, 1996 or a decrease of $1,915,854 over the prior year. Cost of sales for the three months ended September 30, 1997 was $2,149,398 compared to $2,659,382 for the three months ended September 30, 1996 or a decrease of $509,984 over the prior year. The decrease in cost of sales for the nine months and three months ended September 30, 1997 in the result of lower sales levels.

      Selling and shipping expenses were $795,323 for the nine months ended September 30, 1997 as compared to $957,394 for the nine months ended September 30, 1996, a decrease of $162,071 or 16.9% over the prior year. The decrease is a result of a reduction in sales salaries and advertising. For the three months ended September 30, 1997, selling and shipping expenses were $258,305, compared to $315,388 for the three months ended September 30, 1996, a decrease of $57,083 or 18.0% over the prior year. The decrease for the three months ended September 30, 1997 when compared to the three months ended September 30, 1996 was the result of a reduction in sales salaries and advertising expenses.

      General and administrative expenses were $1,324,280 for the nine months ended September 30, 1997 compared to $1,263,371 for the nine months ended September 30, 1996, representing an increase of $60,909 or 4.8% over the prior year. The increase is the result of an increase in executive salaries, and office expenses, as partially offset by a reduction in insurance expenses. For the three months ended September 30, 1997, general and administrative expenses were $421,693, compared to $408,506 for the three months ended September 30, 1996, and an increase of $13,187 or 3.2% over the prior year.

      Interest expense was $20,097 for the nine months ended September 30, 1997, as compared to $13,032 for the nine months ended September 30, 1996, an increase of $7,065 or 54.2% over the prior year. Interest expense was $14,639 for the three months ended September 30, 1997, as compared to $2,348 for the three months ended September 30, 1996, an increase of $12,291 or 523% over the prior year. The increase is due to higher debt levels of financing in comparison to the prior year.

     LIQUIDITY AND CAPITAL RESOURCES

      Cash was $52,789 at September 30, 1997 compared to $349,394 at September 30, 1996, an decrease of $296,605 over the prior comparable period. Cash decreased by $228,253 for the nine months ended September 30, 1997. The decrease of $228,253 is principally attributable to the net income of $119,100 for the nine months ended September 30, 1997, an increase of $125,397 in accounts receivable, an increase of $89,706 in inventories, a decrease of $47,662 in other current assets, an increase of $255,576 in accounts payable, a decrease of $241,712 in accrued expenses and deposit payable, proceeds from long-term borrowings of $600,000 and purchase of treasury stock for $800,000. The purchase of treasury stock of $800,000 occurred on June 12, 1997, when the Company purchased all of the outstanding shares of common stock (87.5 shares) of a shareholder and officer of the Company. The Company funded the purchase of treasury stock with the proceeds of long-term borrowings of $600,000.

      Cash decreased by $219,835 for the nine months ended September 30, 1996. The increase of $219,835 is principally attributable to the net income of $425,318 for the nine months ended September 30, 1996, a decrease of $63,822 in accounts receivable, a decrease of $121,998 in inventories, a decrease of $94,557 in other current assets, a decrease of $200,763 in accounts payable and accrued expenses, an increase of $346,086 in deposits payable, payments of $542,248 on short-term debt and payments on long-term debt of $112,274.

      The Company currently has an available  line-of-credit  of $400,000 which
was  negotiated  on  June  12,  1997.   As  of  September  30,  1997, $-0-  was
outstanding against the line-of-credit.

      The ratio of current assets was 2.75:1 at September 30, 1997 as compared to 2.66:1 at September 30, 1996. Working capital decreased from $1,995,707 at September 30, 1996 to $1,907,427 at September 30, 1997, an decrease of $88,280.

                             CAPITAL STOCK OF WISE

      The capital stock of Wise consists solely of one class of common stock (the "Wise Stock"). There are 175 currently issued and outstanding shares of Wise Stock, of which 87.5 are treasury shares. There is no market for Wise's common stock. No dividends were paid during the interim period ended June 30, 1997, or during the fiscal year ended December 31, 1996. Dividends totalling $26,000 were paid during the fiscal year ended December 31, 1995.

SECURITY   OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS;  SECURITY  OWNERSHIP  OF
MANAGEMENT

     The following table sets forth the number of shares of Wise common stock beneficially owned by the following person, who is known by Wise to be the sole holder of its common stock. Mr. Blaustein is President and Chairman of the Board of Wise.

                              Number of Shares              Percentage
NAME AND ADDRESS              BENEFICIALLY OWNED            OF CLASS

Martin L. Blaustein                 87.5                    100%
 28 Henry Street
 Greenwich, CT 06830

                           MARKET FOR COMMON EQUITY

FEDERATED

      Since July 14, 1992, Federated's stock has been quoted on the "pink sheets" by the National Quotation Bureau, Inc. These quotations represent prices between dealers and do not include retail mark-up, mark-down or commissions and may not represent actual transactions.


                                                     BID PRICES                        ASKED PRICES
Quarter ended:                                 HIGH               LOW             HIGH              LOW
January 31, 1995                                    5/16            1/4               3/4       9/16
April 30, 1995                                      5/16            1/16              3/4       5/16
July 31, 1995                                       1/4             1/8               3/4       7/16
October 31, 1995                                    1/4             1/8               3/4       1/2
January 31, 1996                                    1/4             1/4               1/2       7/16
April 30, 1996                                      1/4             1/8               7/16      3/8
July 31, 1996                                       7/32            7/32              3/8       3/8
October 31, 1996.                                   7/32            7/32              3/8       3/8
January 31, 1997                                    3/8             1/8               7/16      1/4
April 30, 1997                                      5/16            1/8               5/16      1/4
July 31, 1997                                       5/32            1/8               5/16      5/16
October 31, 1997                                    1/8             1/8               5/16      5/16
January 20, 1998                                    3/8             3/8               9/32      9/32

      At January 20, 1998, there were approximately 785 shareholders of record of Federated's Common Stock.

      Given Federated's repeated operating losses, accumulated deficit, and impaired liquidity position, management intends to retain all remaining available cash for the operation of Federated's business and does not anticipate paying cash dividends on its common stock in the foreseeable future. Any future determination as to the payment of dividends on the common stock will depend upon future earnings, capital requirements, the financial condition of Federated and any other factors the Board of Directors may consider.

      For information regarding the effect of the Exchange on the principal holders of Common Stock, see "Description of Capital Stock -- Voting and Principal Holders" above. For information regarding the effect of the Exchange on the Common Stock ownership of Federated's directors and officers, see "Directors and Officers" above. There are no commitments with any of such persons with respect to the issuance of any class of Federated's common equity. Wise

      Wise's Common Stock, of which 87.5 shares are currently issued and outstanding, is owned entirely by Martin L. Blaustein and is not publicly traded. Its book value per share as of June 30, 1997 was $9,839.

             PRO FORMA FINANCIAL INFORMATION





The following unaudited Pro Forma, condensed, combining balance sheet as of October 31, 1997 and the unaudited, Pro Forma condensed, combining statements of income for various periods, give retroactive effect to the acquisition of Wise Components, Inc. in a stock for stock transaction accounted for as a purchase. The acquisition of Wise Components, Inc. requires that Federated amend its charter to authorize the issuance of 10,000,000 shares of common stock. The Company will issue 4,491,988 shares to the stockholders of Wise for all of the common stock of Wise. The result of this transaction is antidilutive to the existing shareholders of the Company. The Pro Forma statements do not purport to represent what the Company's results of operations and financial condition would actually have been if the foregoing transaction had actually been consummated on such dates, or project the Company's result of operations or financial position for any future period or date.

The Pro Forma statements should be read in conjunction with the historical financial statements and notes thereto appearing elsewhere in this prospectus.

                     FEDERATED PURCHASER, INC.
                 PRO FORMA, CONDENSED, COMBINING BALANCE SHEET
                               OCTOBER 31, 1997




			             HISTORICAL
	                        Federated     		  Wise
	                        Purchaser, Inc.	    Components, Inc.	  Pro Forma     Pro Forma
	                      OCTOBER 31, 1997	    SEPTEMBER 30, 1997    ADJUSTMENTS   BALANCE SHEET
                                                (Unaudited)                     (Unaudited)
ASSETS:

Cash     	              $     69,358         $     52,789                         $   122,147
Accounts receivable	           384,059            1,708,348                           2,092,407
Inventories           	           228,583            1,172,359                           1,400,942
Other current assets 	           101,629               66,316                             167,945

  TOTAL CURRENT ASSETS             783,629            2,999,812                           3,783,441

Property and equipment              20,600              114,784                             135,384
                                                                   (2) $(1,122,997)
Other assets                       196,946               95,075    (1)   1,122,997          292,021

TOTAL ASSETS                    $1,001,175           $3,209,671                          $4,210,846


LIABILITIES AND
  STOCKHOLDERS' EQUITY:

Current portion of long-term
  debt                         $      8,331	    $   126,189        		         $   134,520
Accounts payable and accrued
  expense                           524,838             966,196                            1,491,034

  TOTAL CURRENT LIABILITIES	    533,169           1,092,385                            1,625,554

Long-term debt                         -                460,000                              460,000

  TOTAL LIABILITIES                 533,169           1,552,385                            2,085,554

Common stock                        171,976              87,500	       (1)    449,199        621,175
                                                                       (2)    (87,500)
Additional paid-in capital	  1,692,342             367,750        (1)    166,539      2,900,429
                                                                       (2)    673,798
Retained earnings (deficit)      (1,335,234)          2,002,036        (2) (2,002,036)    (1,335,234)
Treasury stock                      (61,078)           (800,000)       (2)    800,000        (61,078)

  TOTAL STOCKHOLDERS'
    EQUITY                          468,006           1,657,286             2,125,292

TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY           $1,001,175          $3,209,671            $4,210,846


				-64-

                     FEDERATED PURCHASER, INC.
                             PRO FORMA ADJUSTMENTS
                               OCTOBER 31, 1997









                                                   DEBITS         CREDIT

 (1) Investments in subsidiary                     $1,122,997
     Common stock                                                $   449,199
        Additional paid-in capital                                   673,798

To record the issuance of 4,491,988 shares of common stock in exchange for the common stock of Wise Components, Inc.




 (2) Common stock                                      87,500
   Retained earnings                                2,002,036
   Additional paid-in capital                                        166,539
     Investment in subsidiary                                      1,122,997
     Treasury stock                                                  800,000

To eliminate the equity of Wise Components, Inc.
upon consolidation.






				  -65-

                       FEDERATED PURCHASER, INC.
                PRO FORMA, CONDENSED, COMBINING STATEMENT OF INCOME
                            YEAR ENDED OCTOBER 31, 1997






                                HISTORICAL
                                                     Wise
                              Federated  	Components, Inc.
                           Purchaser, Inc.	 Twelve Months
                              Year Ended             Ended                	  Pro Forma
                             October 31,          September 30,       Pro Forma     Income
                                1997                  1997     	   ADJUSTMENTS	  STATEMENT
                                                                   		  (Unaudited)
REVENUES:
  Sales, net                   $ 3,252,670      $12,306,006     		   $15,558,676

COSTS AND EXPENSES:
  Cost of sales                  2,493,482        8,963,305 			    11,456,787
  Selling and shipping             389,627        1,104,952                          1,494,579
  General and administrative       371,754        1,821,663                          2,493,417
  Interest expense                   2,850           21,449                             24,299
  Depreciation and amortization     11,427           41,974                             53,401
  Interest income                  (11,054)          (4,782)                           (15,836)
  Other income                     (24,615)         (40,951)                            16,336

  TOTAL COSTS AND EXPENSES       3,533,471       11,989,512                         15,522,983

INCOME (LOSS) BEFORE PROVISION
  OR TAXES                        (280,801)         316,494                             35,693

PROVISION FOR INCOME TAXES           1,100          151,806         $(119,716)
33,190

INCOME (LOSS) FROM CONTINUING
  OPERATIONS                    $ (281,901)     $   164,688 	    $(119,716)        $  2,503

NET INCOME (LOSS) PER SHARE$          (.17)	$  1,882.14                           $    (.00)

CASH DIVIDENDS PER SHARE        $    -          $      -        		      $     -


                                  CAPITALIZATION






The following table sets forth (i) the capitalization of Federated as of October 31, 1997 (ii) such capitalization "as adjusted" to reflect the issuance of 4,491,988 shares of common stock to complete the stock for stock acquisition of Wise Components, Inc. This table should be read in conjunction with Federated's financial statements and Pro Forma financial statements included elsewhere in this document.

                                              		OCTOBER 31, 1997
                                                   ACTUAL       AS ADJUSTED


Long-term debt, less current maturities            $    8,331   $   594,520

Common stock, $.10 par value, 5,000,000
  shares authorized 1,719.758 shares issued
  and outstanding, 10,000,000 shares authorized,
  6,211,748 issued and outstanding, as adjusted       171,976       621,175

Additional paid-in capital                          1,692,342     2,900,429

Accumulated deficit                               (1,335,234)   (1,335,234)

Treasury stock                                       (61,078)      (61,078)

  Total stockholders' equity                          468,006     2,125,292

Total capitalization                              $   486,006    $2,125,292






    Reflects the acquisition of Wise Components, Inc. in the form of a purchase as indicated in the Pro Forma Financial Statements.

    Reflects the amendment to Federated's certificate of incorporation increasing the authorized shares of common stock to 10,000,000, and the issuance of 4,491,988 shares to effect the acquisition of Wise Components, Inc.

                                   EXPERTS

     The financial statements and financial statements schedules of Federated as of October 31, 1997, 1996 and 1995 included in this Proxy Statement and elsewhere in the Registration Statement have been audited, to the extent stated in their report (which includes explanatory paragraphs regarding (a) the change in Federated's method of accounting for income taxes and (b) Federated's ability to continue as a going concern) by Bederson & Co., independent accountants. The financial statements and financial statements schedules of Wise as of December 31, 1996, 1995 and 1994 included in this Proxy Statement and elsewhere in the Registration Statement have been audited, to the extent stated in their report by Bederson & Co. The financial statements and financial statement schedules audited by Bederson & Co. have been included in this Proxy Statement and elsewhere in the Registration Statement in reliance upon their report given on their authority as experts in accounting and auditing.


                      PROPOSALS FOR 1998 ANNUAL MEETING

     Shareholder proposals for the 1998 Annual Meeting must have been received at the principal executive offices of the Company, 268 Cliffwood Avenue, Cliffwood, New Jersey 07721, no later than October 17, 1997 for inclusion in the 1998 proxy statement and form of proxy relating to that Annual Meeting.

                            By Order of the Board of Directors



                            /S/ HARRY J. FALLON
                            Harry J. Fallon
                            PRESIDENT

Federated Purchaser, Inc.
268 Cliffwood Avenue
Cliffwood, New Jersey 07721
February       , 1998




EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

       A.   INDEX TO EXHIBITS


EXHIBIT NUMBER        EXHIBIT DESCRIPTION

     8                Opinion Letter of Bederson & Co.
                      dated October 23, 1997

     10    (a)        Employment Agreement between Federated and Harry J.
                      Fallon

           (b) Lease dated September 1, 1992 relating to Federated's total operations (including Freedom Electronics) located in Cliffwood, New Jersey (incorporated by reference to Federated's Form 10-K Annual Report for the year ended October 31, 1992)

           (c) Lease Modification, dated July 18, 1995 between Cliffwood Avenue Partners and Federated Purchaser (incorporated by reference to Federated's Form 10-K Annual Report for the year ended October 31, 1995)

           (d) Agreement by and among Federated Purchaser, Wise Components, Inc. and Martin L. Blaustein, dated October 1, 1997 (incorporated by reference to Federated's Report on Form 8-K dated October 1, 1997)

           (e) Employment Agreement between Wise Components, Inc. and Robert Berwick, dated June 12, 1997.

     99.1 Press Release dated October 1, 1997 (incorporated by reference to Federated's Report on Form 8-K dated October 1, 1997)


B.   FINANCIAL STATEMENT SCHEDULES

     FEDERATED

           YEAR ENDED OCTOBER 31, 1997.................................FA-1

           Independent Auditor's Report................................FA-3

           Consolidated Balance Sheets as of October 31, 1997, 1996
           and 1995....................................................FA-4

           Consolidated Statements of Operations for the years ended
           October 31, 1997, 1996 and 1995.............................FA-5

           Consolidated Statements of Stockholders' Equity for the years ended October 31, 1997, 1996 and 1995.......................FA-6

           Consolidated Statements of Cash Flows for the years ended
           October 31, 1997, 1996 and 1995.............................FA-7

           Notes to Consolidated Financial Statements..................FA-9

           Schedule  .................................................FA-16

     WISE

           YEAR ENDED DECEMBER 31, 1996 AND 1995.........................FB

           Independent Auditor's Report................................FB-1

           Balance Sheets as of December 31, 1996 and 1995.............FB-2

           Statements of Income for the years ended December 31, 1996 and 1995....................................................FB-3

           Statements of Retained Earnings for the years ended December 31,
           1996 and 1995...............................................FB-4

           Statements of Cash Flows for the years ended December 31,
           1996 and 1995...............................................FB-5


				  -69-
           Notes to Financial Statements...............................FB-6

           Supplementary Information..................................FB-12

           YEAR ENDED DECEMBER 31, 1995 AND 1994.........................FC

           Independent Auditor's Report................................FC-1

           Balance Sheets as of December 31, 1995 and 1994.............FC-2

           Statements of Income for the years ended December 31, 1995 and 1994....................................................FC-3

           Statements of Retained Earnings for the years ended December
           31, 1995 and 1994...........................................FC-4

           Statements of Cash Flows for the years ended December 31,
           1995 and 1994...............................................FC-5

           Notes to Financial Statements...............................FC-6

           NINE MONTHS ENDED SEPTEMBER 30, 1997

           Unaudited Balance Sheets as of September 30, 1997 and 1996..FD-1

           Unaudited Statements of Income for the nine months ended
           September 30, 1997 and 1996.................................FD-2

           Unaudited Statements of Retained Earnings for the nine months ended
           September 30, 1997 and 1996.................................FD-3

           Unaudited Statements of Cash Flows for the nine months ended
           September 30, 1997 and 1996.................................FD-4

                            APPENDIX I

                             AGREEMENT

          THIS AGREEMENT (this "Agreement") entered into on this ______ day of October, 1997, by and among Wise Components, Inc., a New York corporation ("Wise"), Federated Purchaser, Inc., a New York corporation ("Federated"), and Martin L. Blaustein ("Blaustein"). Wise, Federated and Blaustein are sometimes individually or collectively referred to herein as "Party" or "Parties," as appropriate.

                             RECITALS

          WHEREAS, Blaustein and Federated wish to effect a tax-free exchange (the "Exchange") of all of the outstanding capital stock of Wise, which following the Exchange shall be held by Federated, for which Blaustein, being the holder of all of such outstanding capital stock of Wise, will receive such number of shares of common stock of Federated as is herein specified; and

          NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, the parties hereto agree as follows:


                             ARTICLE 1

                           THE EXCHANGE

          1.1 THE EXCHANGE. Each share of capital stock of Wise issued and outstanding prior to consummation of the Exchange shall be delivered to Federated, in exchange for the right to receive, as of the Closing Date, 4,491,988 shares of Federated Common Stock (the "Federated Common Shares").

          1.2 EFFECT OF THE EXCHANGE. By virtue of the Exchange and upon consummation of the Exchange, all of the capital stock of Wise will be held by Federated; consequently, Wise shall become a wholly owned subsidiary of Federated.

          1.3 FRACTIONAL SHARES. No fractional Federated Common Shares shall be issued in the Exchange. Any fractional Federated Common Shares shall be rounded down.

          1.4  EXCHANGE PROCEDURES.

          (a) On or before the consummation of the Exchange, Federated will deliver to a financial institution appointed by Federated with the consent of Wise (the "Exchange Agent"), certificates representing the Federated Common Shares and funds representing a sufficient amount of cash payable in lieu of fractional shares.

          (b) Upon surrender to Federated of one or more certificates for shares of capital stock of Wise ("Wise Certificates"), accompanied by stock powers duly endorsed in blank, the Exchange Agent shall, promptly after the Exchange, deliver to Blaustein new certificates representing the Federated Common Shares together with checks for payment of cash in lieu of fractional interests.

          (c) Until Wise Certificates have been surrendered to Federated and exchanged as herein provided, each outstanding Wise Certificate shall represent, on and after the consummation of the Exchange, solely the right to receive Federated Common Shares as provided herein.

          (d) No transfer taxes shall be payable by Wise or Blaustein in respect of the issuance of new certificates.

          (e) The Exchange Agent shall not be entitled to vote or exercise any other rights of ownership with respect to any Federated Common Shares held from time to time and will hold any dividends received with respect to the new certificates for the benefit of the holder of such new certificates.

          1.5 CLOSING DATE. Subject to the terms and conditions set forth in this Agreement and the satisfaction of all conditions precedent specified herein, the closing of the Exchange shall take place on the Closing Date, which shall be on or before January 31, 1998.

          1.6 DOCUMENTS TO BE DELIVERED. At the closing, the Parties shall deliver, or cause to be delivered, such documents or certificates as may be necessary, in the reasonable opinion of the Parties, to effect the transactions contemplated by this Agreement. From and after the date of this Agreement, each of the Parties hereby covenants and agrees, without the necessity of any further consideration whatsoever, to execute, acknowledge and deliver any and all other documents and instruments and take any and all such other action as may be reasonably necessary or desirable to more effectively carry out the intent and purpose of this Agreement, and the officers and directors of the Parties shall execute and deliver, or cause to be executed and delivered, all such documents as may be reasonably necessary or desirable to more effectively carry out the intent and purpose of this Agreement.

                             ARTICLE 2

            REPRESENTATIONS AND WARRANTIES OF FEDERATED

          Federated represents and warrants to Wise and Blaustein that the statements contained in this Article II are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Article II) except as set forth in the corresponding section of the Federated Disclosure Schedule.

          2.1 ORGANIZATION, QUALIFICATION AND CORPORATE POWER. Federated is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation. Federated is duly authorized to conduct business and is in good standing under the laws of New York, New Jersey and Pennsylvania.

          2.2 CHARTER, BY-LAWS, ETC. True and complete copies of the certificate or articles of incorporation (as the case may be) and by-laws, each of the foregoing as amended to the date hereof, and the minute books and all stock books and stock transfer records of Federated shall have been delivered to Wise prior to the Closing Date. On the Closing Date, such minute books will contain the true and complete minutes and records of any meetings, proceedings and other actions of the shareholders and the Board of Directors of Federated from the date of its incorporation to and including the Closing Date.

          2.3 ISSUANCE OF THE SHARES; CAPITALIZATION. Upon the issuance of the Federated Common Shares as provided herein, such shares will be duly authorized and validly issued, fully paid and non-assessable. The Federated Common Shares, when issued and delivered to Blaustein, will not be subject to preemptive rights. The issuance of the Federated Common Shares is subject to the registration requirements of the Securities Act of 1933, and the requirements of applicable state securities laws. As of the date of this Agreement, the authorized capital stock of Federated is as set forth in Federated's most recent Quarterly Report on Form 10-Q.

          2.4 AUTHORIZATION OF TRANSACTION. Following approval by Federated's Board of Directors and shareholders, Federated shall have full power, authority and capacity to execute and deliver this Agreement and any related agreement and to perform its obligations hereunder and thereunder. Following approval by Federated's Board of Directors and shareholders, this Agreement and any related agreement shall constitute valid and legally binding obligations of Federated, enforceable in accordance with their terms and conditions, except in each case, as limited by the effect of bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditors' rights generally, and general equity principles.

          2.5 NONCONTRAVENTION. Neither the execution and the delivery of this Agreement and any related agreement, nor the consummation of the transactions contemplated hereby and thereby, will (i) conflict with, result in a breach of, constitute a default under, result in the acceleration of, or create in any party the right to accelerate, terminate, modify, or cancel, or require any notice or consent under (A) any agreement, contract, lease or commitment affecting the authority of Federated to perform its obligations hereunder or (B) any related agreement, license, instrument, or other arrangement (including any shareholder agreement) to which Federated is a party or by which it is bound or to which any of its assets is subject (or will result in the imposition of any mortgage, pledge, lien, encumbrance, charge or other security interest upon any of its assets); or (ii) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, or other restriction of any governmental entity or court to which Federated is subject; or (iii) conflict with or result in a breach of any provision of the articles of incorporation or by-laws of Federated.

          2.6 CONSENTS AND APPROVALS. No consent, approval or authorization of, or declaration, filing or registration with, any governmental entity, or any other person or entity, is required to be made or obtained by Federated in connection with the execution, delivery and performance of this Agreement or any related agreement and the consummation of the transactions contemplated hereby and thereby, except for approval by Federated's Board of Directors and shareholders, and any consents, approvals, authorizations, declarations, filings and registrations required pursuant to the federal securities laws and the securities or blue sky laws of the various states, which Federated shall make.

          2.7 EVENTS SUBSEQUENT TO JULY 31, 1997. Since July 31, 1997, there has not been, individually or in the aggregate, any Federated Material Adverse Effect.

          2.8  SECURITIES REPORTS; FINANCIAL STATEMENTS.

          (a) Federated has provided to Blaustein true and correct copies of the following, including all exhibits thereto: (i) Federated's Annual Report on Form 10-K for the years ended on October 31 of each of 1992, 1993, 1994, 1995 and 1996, (ii) Federated's Quarterly Reports on Form 10-Q for the quarters ended January 31, April 30, and July 31 of 1997, (iii) Federated's Annual Reports to the Shareholders for the years ended on October 31 of each of 1992, 1993, 1994, 1995 and 1996, and (iv) Federated's proxy statements filed on Form 14A in each of 1993, 1994, 1995, 1996 and 1997. The foregoing (i) comply in all material respects with, and were filed with the U.S. Securities and Exchange Commission ("SEC") in accordance with, the requirements of the Securities Act of 1933 and the Securities Exchange Act of 1934, as applicable, and the rules and regulations of the SEC promulgated thereunder applicable thereto, and (ii) did not at the time they were filed contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (b) The audited financial statements of Federated for the year ended October 31, 1996, included in Federated's Annual Report on Form 10-K filed with the SEC, fairly present in all material respects, the financial condition and the results of operations and cash flows of Federated as of October 31, 1996.

          (c) Except as disclosed in Federated's Quarterly Reports on Form 10-Q, there has not been any Federated Material Adverse Effect since the date of the financial statements contained in its Annual Report on Form 10-K for the year ended October 31, 1996.

          2.9 LITIGATION. There are no Actions pending or, to the knowledge of Federated, threatened or anticipated, against or involving Federated or an Affiliate of Federated relating to or affecting the transactions contemplated by this Agreement or any related agreement.

          2.10 BOOKS AND RECORDS. Federated's books and records have been fully, properly and accurately maintained in all material respects, and there are no material inaccuracies or discrepancies of any kind contained or reflected therein, and they fairly present the financial position of Federated in all respects. None of the records, systems, controls, data or information of Federated are recorded, stored, maintained, operated or otherwise wholly or partly dependent on or held by any means (including any electronic, mechanical or photographic process, whether computerized or not) which (including all means of access thereto and therefrom) are not under the exclusive ownership and direct control of Federated or accountants retained by Federated.

          2.11 NO MATERIAL ADVERSE EFFECT. There exist no facts, conditions or circumstances that would be required to be disclosed under any other Section of this Article II, except for such facts, conditions and circumstances which, individually or in the aggregate, have not had and would not reasonably be expected to have a Federated Material Adverse Effect.

          2.12 BROKERS' FEES. Federated has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which Blaustein or Wise could become liable or obligated.

          2.13 DISCLOSURE. No representation or warranty by Federated in this Article II contains any untrue statement of a material fact, or omits to state any material fact necessary to make the statements or facts contained therein not misleading. The copies of all documents furnished to Blaustein hereunder are true and complete copies of the originals thereof.

                             ARTICLE 3

          REPRESENTATIONS AND WARRANTIES CONCERNING WISE

          Wise represents and warrants to Federated that the statements contained in this Article III are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Article III), except as set forth in the corresponding section of the Wise Disclosure Schedule.

          3.1 ORGANIZATION, QUALIFICATION AND CORPORATE POWER. Wise is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation. Wise is duly authorized to conduct business and is in good standing under the laws of New York, New Jersey and Connecticut.

          3.2 CHARTER, BY-LAWS, ETC. True and complete copies of the certificate or articles of incorporation (as the case may be) and by-laws, each of the foregoing as amended to the date hereof, and the minute books and all stock books and stock transfer records of Wise shall have been delivered to Federated prior to the Closing Date. On the Closing Date, such minute books will contain the true and complete minutes and records of any meetings, proceedings and other actions of the shareholders and the Board of Directors of Wise from the date of its incorporation to and including the Closing Date.

          3.3  CAPITALIZATION.

          (a) The entire authorized capital stock of Wise is set forth in Exhibit A of this Agreement. All of the issued and outstanding shares of common stock of Wise have been duly authorized, are validly issued, fully paid and nonassessable, and are held of record only by Blaustein. On the Closing Date, all of the issued and outstanding shares of capital stock of Wise will be held by Blaustein and there will be no options, warrants, or other rights to purchase or obtain (including upon conversion, exchange or exercise) any of such capital stock. There are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require Wise to issue, sell, or otherwise cause to become outstanding any of its capital stock. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to Wise.

          (b) Wise is not obligated to any person, including, but not limited to Blaustein, to make any payments based upon or relating to the results of operations or other financial performance of Wise.

          3.4 AUTHORIZATION OF TRANSACTION. Following approval by Wise's Board of Directors and shareholders, Wise shall have full corporate power, authority and capacity to execute and deliver this Agreement and any related agreement and to perform its obligations hereunder and thereunder. Following approval by Wise's Board of Directors and shareholders, this Agreement and any related agreement shall constitute the valid and legally binding obligations of Wise, enforceable in accordance with their terms and conditions, except in each case, as limited by the effect of bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditors' rights generally, and general equity principles.

          3.5 NONCONTRAVENTION. Neither the execution and the delivery of this Agreement and any related agreement, nor the consummation of the transactions contemplated hereby and thereby, will (i) conflict with, result in a breach of, constitute a default under, result in the acceleration of, or create in any party the right to accelerate, terminate, modify, or cancel, or require any notice or consent under (A) any agreement, contract, lease or commitment affecting the authority or ability of Wise to perform its obligations hereunder or (B) any related agreement, license, instrument, or other arrangement (including any shareholder agreement) to which Wise is a party or by which it is bound or to which any of its assets is subject (or will result in the imposition of any mortgage, pledge, lien, encumbrance, charge or other security interest upon any of its assets); (ii) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, or other restriction of any governmental entity or court to which Wise is subject; or (iii) conflict with or result in a breach of any provision of the articles of incorporation or by-laws of Wise.

          3.6 CONSENTS AND APPROVALS. No consent, approval or authorization of, or declaration, filing or registration with, any governmental entity, or any other person or entity, is required to be made or obtained by Wise in connection with the execution, delivery and performance of this Agreement or any related agreement and the consummation of the transactions contemplated hereby and thereby, except for approval by Wise's Board of Directors and shareholders, and any consents, approvals, authorizations, declarations, filings and registrations required pursuant to the federal securities laws and the securities or blue sky laws of the various states, which Federated shall make.

          3.7 EVENTS SUBSEQUENT TO JUNE 30, 1997. Since June 30, 1997, there has not been, individually or in the aggregate, any Wise Material Adverse Effect.

          3.8 FINANCIAL STATEMENTS. Attached hereto as Exhibit B are the following financial statements (collectively the "Financial Statements"):
(i) audited balance sheets as of December 31, 1996, 1995, 1994, 1993 and 1992 and the related statements of income, shareholders' equity, and cash flows (including the notes thereto) for the fiscal years ended December 31, 1996, 1995, 1994, 1993 and 1992 for Wise, and (ii) compiled balance sheets as of June 30, 1997 and related statements of income, shareholders' equity, and cash flows for six months ended June 30, 1997 for Wise. The Financial Statements (including the notes thereto) have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby and present fairly in all material respects the financial condition of Wise as of such dates and the results of operations of Wise for such periods.

          3.9 LITIGATION. There are no Actions pending or, to the knowledge of Wise, threatened or anticipated, against or involving Wise or an Affiliate of Wise relating to or affecting the transactions contemplated by this Agreement or any related agreement.

          3.10 BOOKS AND RECORDS. Wise's books and records have been fully, properly and accurately maintained in all material respects, and there are no material inaccuracies or discrepancies of any kind contained or reflected therein, and they fairly present the financial position of Wise in all respects. None of the records, systems, controls, data or information of Wise are recorded, stored, maintained, operated or otherwise wholly or partly dependent on or held by any means (including any electronic, mechanical or photographic process, whether computerized or not) which (including all means of access thereto and therefrom) are not under the exclusive ownership and direct control of Wise or accountants retained by Wise.

          3.11 NO MATERIAL ADVERSE EFFECT. There exist no facts, conditions or circumstances that would be required to be disclosed under any other Section of this Article III, except for such facts, conditions and circumstances which, individually or in the aggregate, have not had and would not reasonably be expected to have a Wise Material Adverse Effect.

          3.12 BROKERS' FEES. Wise has no liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement for which Federated could become liable or obligated.

          3.13 DISCLOSURE.  No representation or warranty by Wise in this
Article III contains any untrue statement of a material fact, or omits to state any material fact necessary to make the statements or facts contained therein not misleading. The copies of all documents furnished to Federated hereunder are true and complete copies of the originals thereof.

                             ARTICLE 4

            REPRESENTATIONS AND WARRANTIES OF BLAUSTEIN

          Blaustein hereby represents and warrants to Federated that the statements contained in this Article IV are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Article IV), except as set forth in the corresponding section of the Wise Disclosure Schedule.

          4.1 AUTHORIZATION OF TRANSACTION. Blaustein has full power, authority and capacity to execute and deliver this Agreement and each related agreement to which he is a party, and to perform his obligations hereunder and thereunder. This Agreement and any such related agreement constitute valid and legally binding obligations of Blaustein, enforceable in accordance with their terms and conditions, except in each case, as limited by the effect of bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditors' rights generally, and general equity principles.

          4.2 NONCONTRAVENTION. Neither the execution and the delivery of this Agreement and any related agreement, nor the consummation of the transactions contemplated hereby and thereby, will (i) conflict with, result in a breach of, constitute a default under, result in the acceleration of, or create in any party the right to accelerate, terminate, modify, or cancel, or require any notice or consent under (A) any agreement, contract, lease or commitment affecting the authority or ability of Blaustein or Wise to perform his or its obligations hereunder or (B) any related agreement, license, instrument, or other arrangement (including any shareholder agreement) to which Blaustein or Wise is a party or by which he or it is bound or to which any of his or its assets is subject (or will result in the imposition of any mortgage, pledge, lien, encumbrance, charge or other security interest upon any of his or its assets); (ii) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, or other restriction of any governmental entity or court to which Blaustein or Wise is subject; or (iii) conflict with or result in a breach of any provision of the articles of incorporation or by-laws of Wise.

          4.3 CONSENTS AND APPROVALS. No consent, approval or authorization of, or declaration, filing or registration with, any governmental entity, or any other person or entity, is required to be made or obtained by Blaustein in connection with the execution, delivery and performance of this Agreement or any related agreement and the consummation of the transactions contemplated hereby and thereby, except for any consents, approvals, authorizations, declarations, filings and registrations required pursuant to the federal securities laws and the securities or blue sky laws of the various states, which Federated shall make.

          4.4 WISE SECURITIES. Blaustein owns beneficially and holds of record good and marketable title to all of the shares of common stock of Wise, free and clear of any lien, pledge, claim, option, charge, easement, security interest, transfer or voting restriction, right-of-way, or other encumbrance of any kind or nature whatsoever (other than transfer restrictions under the Securities Act of 1933 and state securities laws), and taxes. Blaustein is not a party to any option, warrant, purchase right, agreement, contract, lease or commitment that could require Blaustein to sell, transfer, or otherwise dispose of any capital stock of Wise (other than this Agreement). Blaustein is not a party to any voting trust, proxy, or other agreement or understanding with respect to the voting of any capital stock of Wise.

          4.5 LITIGATION. There are no Actions pending or, to the knowledge of Blaustein, threatened or anticipated, against or involving Blaustein or an Affiliate of Blaustein relating to or affecting the transactions contemplated by this Agreement or any related agreement.

          4.6 NO MATERIAL ADVERSE EFFECT. There exist no facts, conditions or circumstances that would be required to be disclosed under any other Section of this Article IV, except for such facts, conditions and circumstances which, individually or in the aggregate, have not had and would not reasonably be expected to have a Wise Material Adverse Effect.

          4.7 BROKERS' FEES. Blaustein has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for whichFederated could become liable or obligated.

          4.8 DISCLOSURE. No representation or warranty by Blaustein in this Article IV contains any untrue statement of a material fact, or omits to state any material fact necessary to make the statements or facts contained therein not misleading.

                             ARTICLE 5

                     COVENANTS OF THE PARTIES

          The Parties jointly and severally agree as follows with respect to the period between the execution of this Agreement and the closing.

          5.1 GENERAL. Each of the Parties will use his or its best efforts to take all action and to do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by this Agreement.

          5.2 NOTICES AND CONSENTS. Each Party will use its best efforts to give notices to, and obtain consents from, any third party, which notice or consent the other Party or Parties may reasonably require in connection with the matters referred to in Articles II, III and IV above.

          5.3  FULL ACCESS; CONFIDENTIALITY.

          (a) Each of Wise and Federated will permit the other and its respective representatives to have full access at all reasonable times, and in a manner so as not to interfere with the normal business operations of each other, to all premises, properties, personnel, books and records, contracts, and documents of or pertaining to Wise or Federated.

          (b) Each such Party covenants and agrees that it and its representatives will hold in strict confidence all documents and information concerning Wise or Federated so obtained (except to the extent that such documents or information are a matter of public record or require disclosure in any of the public information or any applications required to be filed with any governmental or regulatory agency to obtain the approvals and consents required to effect the transactions contemplated hereby), and if the transactions contemplated herein are not consummated, such confidence shall be maintained and, upon written request of a Party all such documents shall be returned to said Party.

          5.4  EXCLUSIVITY.

          (a) Neither Wise nor Federated shall, directly or indirectly, solicit, initiate, encourage or otherwise facilitate any inquiries or the submission of any proposal or offer from any person relating to the acquisition of all or substantially all of the capital stock or assets of Wise or Federated (a "Competing Transaction," which term shall include any acquisition structured as a merger, consolidation, share exchange or similar transaction).

          (b) Notwithstanding paragraph (a), Federated may (i) enter into discussions or negotiations or provide information in connection with a Competing Transaction if its Board of Directors, after consulting with counsel, determines that such discussions or negotiations should be commenced in the exercise of its fiduciary responsibilities or such information should be furnished in the exercise of its fiduciary responsibilities; and (ii) respond to inquiries from its shareholders in the ordinary course of business.

          (c) Each Party agrees to notify the other Parties immediately if any such inquiries, proposals or offers are received by, any such information is requested from, or any such discussions or negotiations are sought to be initiated or continued with, any of its representatives indicating, in connection with such notice, the name of such person and the material terms and conditions of any proposals or offers and thereafter shall keep the other Parties informed, on a current basis, on the status and terms of any such proposals or offers and the status of any such negotiations or discussions.

          5.5 STANDSTILL. Each of Blaustein and Wise acknowledges that he and it are aware of the provisions of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder relating to insider trading, and that if either Blaustein or Wise is privy to material, non-public information regarding Federated, neither Blaustein nor Wise can trade in Federated Common Shares or other securities of Federated. Blaustein agrees and undertakes to Federated that at no time prior to the closing will Blaustein or Wise buy, sell or engage in any transaction (except the closing under this Agreement) involving any securities issued by Federated (including any securities convertible into, or exchangeable for, or warrants, options or rights to purchase or sell, such securities), or induce any other person to do any of the foregoing.

          5.6 CONDUCT OF BUSINESS. During the period from the date hereof to the Closing Date, each Party will operate only in the ordinary course of business, except to the extent that the other Parties provide prior written consent to do otherwise, or as expressly permitted or required by this Agreement. Without limiting the generality of the foregoing, each Party agrees that, except as permitted by the other Parties (which permission shall be deemed granted if the other Parties do not object in writing within 5 business days of written notification to them of the Party's intention to take any such action), that Party shall not take any action which would cause the representations set forth in Sections 2.7 and 3.7 hereof to fail to be true and correct as of the Closing Date.

          5.7 REGISTRATION STATEMENT. Each of the Parties agrees to cooperate in the preparation of a registration statement on Form S-4 (the "Registration Statement") to be filed by Federated with the SEC in connection with the issuance of the Federated Common Shares, including the proxy statement and prospectus constituting a part of said Registration Statement. Each of the Parties agrees to use all reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act of 1933 as promptly as reasonably practicable after filing thereof. Each of Wise and Blaustein agrees to furnish to Federated all information concerning Wise, its subsidiaries, officers, directors, shareholders and Blaustein as may be reasonably requested in connection with the foregoing.

          5.8  SHAREHOLDER MEETING.

          (a) Federated shall (i) take all steps reasonably necessary duly to call, give notice of, convene and hold a meeting of Federated's shareholders as soon as reasonably practicable for the purpose of securing the approval by such shareholders of an amendment to Federated's Certificate of Incorporation (the "Amendment"), which shall increase the number of authorized shares of Federated's common stock, such that the transactions contemplated under this Agreement may be consummated, and (ii) subject to the qualification set forth in Section 5.4 hereof, recommend to the shareholders of said Party the approval of the Amendment, and use its best efforts to obtain, by January 31, 1998, such approval.

          (b) Each Party shall cooperate and consult with the other Parties as to each of the foregoing matters. In connection therewith, each director of Federated agrees to vote the shares he or she owns in Federated in favor of this Agreement.

          5.9 FINANCIAL SUPPORT. From and after the date hereof, Wise will use its best efforts, and Blaustein will cause Wise to use its best efforts, to provide such financial assistance to Federated (which may include purchases of Federated's inventory) as Federated may request in the continued conduct of its business, PROVIDED THAT (a) the Board of Directors of Wise shall determine in good faith that said assistance shall be in the best interests of Wise, including post-closing considerations, and (b) Fleet Bank, N.A. shall have provided any requisite consent under the $400,000 Revolving Line of Credit and $600,000 Term Loan by and between Fleet Bank, N.A. and Wise dated June 12, 1997, which consent Wise shall use its best efforts to secure.

          5.10 NOTICES. Each Party shall promptly notify the others of (a) any Wise or Federated Material Adverse Effect and (b) any developments causing any of the representations and warranties of the Parties in this Agreement not to be true.

          5.11 FILINGS, APPLICATIONS. The Parties will prepare promptly, and Federated will file, any statements or applications necessary to obtain the regulatory approvals required to consummate the transactions contemplated by this Agreement.

                             ARTICLE 6

                         OTHER AGREEMENTS

          The Parties agree as follows with respect to the period following the closing.

          6.1 GENERAL. In case at any time after the closing any further action is necessary or desirable to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party reasonably may request, all at the sole cost and expense of the requesting Party.

          6.2 TAX-FREE REORGANIZATION TREATMENT. Neither Blaustein, Wise nor Federated will take or cause to be taken any action which would, or is reasonably likely to, prevent or impede the Exchange from qualifying as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986.

                             ARTICLE 7

               CONDITIONS TO FEDERATED'S OBLIGATIONS

          The obligation of Federated to consummate the transactions to be performed by it in connection with the closing is subject to satisfaction of the following conditions:

          7.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth in Articles III and IV above or in any related agreement shall be true and correct at and as of the Closing Date as though such representations and warranties were made or given on and as of the Closing Date (other than the representations and warranties made as of a particular date, which shall be true as of such date).

          7.2 COVENANTS. Blaustein shall have performed and complied with all of his covenants hereunder in all material respects through the closing.

          7.3 CERTIFICATES. Blaustein shall have delivered to Federated a certificate to the effect that each of the conditions specified above in Sections 7.1 and 7.2 is satisfied in all respects.

          7.4 INJUNCTIONS. There shall not be any injunction, judgment, order, decree, ruling, or charge in effect, or any litigation that has been commenced or threatened, preventing consummation of any of the transactions contemplated by this Agreement.

          7.5 CONSENTS. Blaustein and Wise shall use their best efforts to obtain all authorizations, consents and approvals as required under
Section 3.5, 3.6, 4.2 or 4.3 above, or any schedule thereto, prior to the closing. Each such authorization, consent and approval shall be in form and substance reasonably acceptable to Federated. Any filing required by any governmental entity prior to the closing, including, without limitation, the Registration Statement described in Section 5.7 above, shall have been made to said entity in conformity with applicable law and regulations, and any such filing that is material shall have been accepted by said entity prior to the closing. Federated shall have received from the SEC a declaration of effectiveness as to the Registration Statement.

          7.6 CORPORATE APPROVALS. The Agreement and the transactions contemplated hereby shall have been approved by the Board of Directors of Wise within 30 days of the date of this Agreement.

          7.7 ADDITIONAL DELIVERIES. All actions to be taken by Blaustein and Wise in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to Federated.

          7.8 NO MATERIAL ADVERSE CHANGE. No Wise Material Adverse Effect shall have occurred.

          7.9 FALLON CONSULTING AGREEMENT. The Parties shall have entered into a Consulting Agreement with Harry Fallon, on terms mutually agreed upon, which agreement shall be for a term of not less than 2 years, and for cash compensation of not less than $60,000 per year, and which shall provide Mr. Fallon with health insurance and other benefits, as agreed upon between Mr. Fallon and the Parties.

          7.10 BOARD OF DIRECTORS. Blaustein shall cause the designees of Harry Fallon (who shall comprise not be less than 25% of the Board at any given time) to be elected to the Board of Directors of Federated on the Closing Date for a period of not less than 2 years. It is presently anticipated that Fallon will constitute one such designee, and will serve as Vice Chairman of the Board of Directors for a period of not less than 2 years, having such duties and responsibilities as shall be mutually agreed upon by Fallon and the Parties.

          7.11 EXECUTIVE EMPLOYMENT AGREEMENTS AND OTHER EMPLOYEE
ARRANGEMENTS.

          (a) Federated shall have entered into an employment agreement with Jane A. Christy, on terms mutually agreed upon by the Parties and Ms. Christy, under which Ms. Christy shall continue to perform such services as she currently performs for Federated, and shall have the title of Vice President -- Operations, and which shall further provide: a term of one year, cash compensation of $62,500, an incentive cash bonus of $15,000 payable on the first anniversary of said employment agreement, and benefits including health insurance, lease payments on the car currently leased by Federated for her, and such other benefits as are mutually agreed upon by Ms. Christy and the Parties.

          (b) Federated shall have entered into an employment agreement with Donald Butz, on terms mutually agreed upon by the Parties and Mr. Butz, which agreement shall be for a 1-year term, and which shall provide cash compensation of not less than the amount he currently receives as an employee of Federated, and benefits including health insurance and such other benefits as are mutually agreed upon by Mr. Butz and the Parties.

          (c) In addition, Federated shall have entered into employment and non-compete agreements, in substantially the form of those used by Wise with certain of its sales personnel, with each of Michael Bachman, Raymond D'Amato, Diane D'Amato and Steven Parker.

          7.12 NEW JERSEY FACILITY. The Parties shall maintain an office facility in New Jersey on terms mutually agreed upon by the Parties.

                             ARTICLE 8

               CONDITIONS TO BLAUSTEIN'S OBLIGATIONS

          Blaustein's obligation to consummate the transactions to be performed by him in connection with the closing is subject to satisfaction of the following conditions:

          8.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth in Article II above or in any related agreement shall be true and correct in all material respects at and as of the Closing Date as though such representations and warranties were made and given on and as of the Closing Date (other than the representations and warranties made as of a particular date, which shall be true as of such date).

          8.2 COVENANTS. Federated shall have performed and complied with all of its covenants hereunder in all material respects through the closing.

          8.3 CERTIFICATES. Federated shall have delivered to Blaustein a certificate to the effect that each of the conditions specified above in Sections 8.1 and 8.2 is satisfied in all respects.

          8.4 INJUNCTIONS. There shall not be any injunction, judgment, order, decree, ruling, or charge in effect, or any litigation that has been commenced or threatened, preventing consummation of any of the transactions contemplated by this Agreement.

          8.5 CONSENTS. Federated shall use its best efforts to obtain all authorizations, consents and approvals as required under Sections 2.5 and 2.6 above, or any schedule thereto, prior to the closing. Each such authorization, consent and approval shall be in form and substance
reasonably acceptable to Blaustein.   Any filing required by any
governmental entity prior to the closing, including, without limitation, the Registration Statement described in Section 5.7 above, shall have been made to said entity in conformity with applicable law and regulations, and any such filing that is material shall have been accepted by said entity prior to the closing. Federated shall have received from the SEC a declaration of effectiveness as to the Registration Statement.

          8.6  CORPORATE APPROVALS.

          (a) The Agreement and the transactions contemplated hereby shall have been approved by the Board of Directors of Federated within 30 days of the date of this Agreement.

          (b) The Amendment, as defined in Section 5.8, shall have been approved by the shareholders of Federated not later than January 31, 1998.

          8.7 ADDITIONAL DELIVERIES. All actions to be taken by Federated in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to Blaustein.

          8.8 NO MATERIAL ADVERSE CHANGE. No Federated Material Adverse Effect shall have occurred.

          8.9 RESIGNATION BY FEDERATED'S CURRENT BOARD OF DIRECTORS AND EXECUTIVE OFFICERS. Except as provided in Sections 7.10 and 7.11 above, by the Closing Date all members of Federated's Board of Directors and all executive officers of Federated shall have resigned, and Federated shall have accepted such resignations.

          8.10 FEDERATED NET WORTH. On the Closing Date, Federated's shareholders' equity, as determined by the accounting firm of Bederson & Company, L.L.P., shall not be less than $400,000.

          8.11 AUDITORS' OPINION. The accounting firm of Bederson & Company, L.L.P., shall have delivered to Blaustein an opinion reasonably satisfactory in form and substance to Blaustein (based on certain assumptions and representations of Blaustein, Wise, and Federated), to the effect that the Exchange qualifies as a reorganization under Section 368 of the Code and that generally no income or gain will be recognized by Blaustein for federal income tax purposes as a result of the transactions contemplated by this Agreement.

          8.12 EXECUTIVE EMPLOYMENT AGREEMENTS AND OTHER EMPLOYEE
ARRANGEMENTS.

          (a) Federated shall have entered into an employment agreement with Jane A. Christy, on terms mutually agreed upon by the Parties and Ms. Christy, under which Ms. Christy shall continue to perform such services as she currently performs for Federated, and shall have the title of Vice President -- Operations, and which shall further provide: a term of one year, cash compensation of $62,500, an incentive cash bonus of $15,000 payable on the first anniversary of said employment agreement, and benefits including health insurance, lease payments on the car currently leased by Federated for her, and such other benefits as are mutually agreed upon by Ms. Christy and the Parties.

          (b) Federated shall have entered into an employment agreement with Donald Butz, on terms mutually agreed upon by the Parties and Mr. Butz, which agreement shall be for a 1-year term, and which shall provide cash compensation of not less than the amount he currently receives as an employee of Federated, and benefits including health insurance and such other benefits as are mutually agreed upon by Mr. Butz and the Parties.

          (c) In addition, Federated shall have entered into employment and non-compete agreements, in substantially the form of those used by Wise with certain of its sales personnel, with each of Michael Bachman, Raymond D'Amato, Diane D'Amato and Steven Parker.

          Blaustein may waive any condition specified in this Article VIII if he executes a writing so stating at or prior to the closing.

                             ARTICLE 9

                            TERMINATION

          9.1 TERMINATION OF AGREEMENT. Certain of the Parties may terminate this Agreement as provided below:

          (a) Federated and Blaustein may terminate this Agreement by mutual written consent at any time prior to the closing;

          (b) Blaustein may terminate this Agreement by giving written notice to Federated at any time prior to the closing if any of the following events shall have occurred:

               (i) FEDERATED'S BREACH. Federated has breached any representation, warranty, or covenant contained in this Agreement in any material respect, and Blaustein has notified Federated of the breach, and the breach has continued without cure for a period of 10 days after the notice of breach.

               (ii) FAILURE TO CLOSE BECAUSE FEDERATED FAILS TO MEET OBLIGATIONS. The closing shall not have occurred on or before January 31, 1998, by reason of the failure of any provision of Article VIII (conditions precedent to Blaustein's performance), unless said failure shall have resulted primarily from Blaustein's breaching any representation, warranty, or covenant contained in this Agreement.

          (c) Federated may terminate this Agreement by giving written notice to Blaustein at any time prior to the closing if any of the following events shall have occurred:

               (i) BLAUSTEIN'S BREACH. Blaustein has breached any representation, warranty, or covenant contained in this Agreement in any material respect, and Federated has notified Blaustein of the breach, and the breach has continued without cure for a period of 10 days after the notice of breach.

               (ii) FAILURE TO CLOSE BECAUSE BLAUSTEIN FAILS TO MEET OBLIGATIONS. The closing shall not have occurred on or before January 31, 1998, by reason of the failure of any provision of Article VII (conditions precedent to Federated's performance), unless said failure shall have resulted primarily from Federated's breaching any representation, warranty, or covenant contained in this Agreement.

          (d) Federated may terminate this Agreement if its Board of Directors determines in good faith that a written proposal for a Competing Transaction under Section 5.4 above is more favorable from a financial point of view to its shareholders than the transactions contemplated by this Agreement (including any adjustment to the terms and conditions of the transactions under this Agreement, proposed by the other Parties in response to such Competing Transaction), and is in said shareholders' best interests. Federated may terminate this Agreement and enter into an agreement with respect to such Competing Transaction, PROVIDED THAT it has complied with the provisions of Section 5.4(c) concerning notice to the other Parties of negotiations, and at least 2 business days prior to any such termination, Federated has provided the other Parties written notice that it intends to terminate this Agreement pursuant to this Section 9.1(b), which notice shall identify the Competing Transaction then determined to be more favorable.

          9.2 EFFECT OF TERMINATION. Except as provided in Section 9.3 below, and except for any liability of any Party then in breach, if any Party terminates this Agreement pursuant to Section 9.1 above, all rights and obligations of the Parties hereunder shall terminate without any liability of any Party to any other Party; PROVIDED, HOWEVER, that the provisions of Section 5.3(b) (confidentiality), Article X (Indemnification) and Section 12.13 (expenses) of this Agreement shall survive termination.

          9.3 PAYMENT UPON TERMINATION. If Federated terminates this Agreement pursuant to clause (d) of Section 9.1, then Federated shall pay to Blaustein the reasonable documented out-of-pocket expenses incurred by Blaustein in connection with the transactions contemplated hereby, including the negotiation and execution of this Agreement, up to a maximum of $50,000.

                            ARTICLE 10

                          INDEMNIFICATION

          10.1 GENERAL.  Subject to the limitations set forth in this
Article X, Federated agrees to indemnify, defend and hold Blaustein (the "Indemnified Party") harmless from and against any and all claims, actions, suits, demands, assessments, judgments, losses, liabilities, damages, costs and expenses (including, without limitation, fines, penalties and, to the extent permitted by law, reasonable attorneys' fees) ("Indemnity Claims") suffered by said Indemnified Party resulting from the inaccuracy or incorrectness of any representation or breach of any warranty made by Federated under this Agreement, if, but only if, and then only to the extent that, the inaccuracy or incorrectness or breach, as the case may be, was knowing, intentional and deliberate on the part of Federated, AND FURTHER PROVIDED THAT the Indemnity Notice described at Section 10.2 below shall have been received within six months of the Closing Date. Except as provided otherwise under Article IX (Termination), the provisions of this
Article X shall be the sole remedy available to the Parties for the breach of this Agreement. In no event shall Federated's directors, officers, employees, or agents have any liability arising out of this Agreement.

          10.2 NOTICE; PAYMENT OF VALID CLAIMS. Subject to the limitations set forth in this Article X, in the event that an Indemnified Party shall assert an Indemnity Claim, said Indemnified Party shall have sent written notice thereof (the "Indemnity Notice") to an independent committee of directors (the "Independent Committee"), consisting of Harry J. Fallon, Steven Fried, and a representative of Federated's independent auditors.
The Indemnity Notice shall provide (i) an identification of the particular representation claimed to be incorrect or inaccurate, the warranty, covenant or agreement claimed to have been breached and/or the basis of the claim for indemnification, (ii) a statement in reasonable detail of the facts giving rise to such alleged inaccuracy, incorrectness or breach and/or claim for indemnification, (iii) a statement that the incorrectness or inaccuracy or breach, as the case may be, was knowing, deliberate, and intentional by Federated, and (iv) the amount in dollars by which the Indemnified Party claims to have been damaged by reason of the alleged inaccuracy, incorrectness or breach and/or the amount by which the Indemnified Party is or may be entitled to indemnification pursuant to this
Article X (said written notice of claim from the Indemnified Party being hereinafter called an "Indemnity Notice"). Except as provided in Section
10.3 (Third-Party Claims) below, upon receipt of an Indemnity Notice, the Independent Committee shall, in not less than three (3) business days, appoint a single arbitrator, who, in accordance with the rules of the American Arbitration Association, shall determine the validity of the Indemnity Claims described therein. The decision by said arbitrator shall be final and binding on the Parties. If the arbitrator determines that such Indemnity Claims are valid, Federated shall immediately issue to Blaustein a number of shares of Federated Common Stock, valued at $.36 per share (the "Indemnity Shares"), equal in value to the total amount by which such valid Indemnity Claims, aggregated with all other Indemnity Claims found valid in accordance with this Section 10.2, exceed $25,000; PROVIDED, HOWEVER, THAT the number of Indemnity Shares issued under this Section 10.2 shall be limited to an amount that, when aggregated with the Federated Common Shares described at Section 1.1, shall not exceed 80% of the total shares of Federated's common stock issued and outstanding as of the Closing Date.

          10.3 THIRD-PARTY CLAIMS. Notwithstanding any provision to the contrary in Section 10.2 above, if an Indemnity Claim should involve the proposed settlement of litigation or threatened litigation against Federated, Wise or Blaustein, the approval of the Independent Committee, acting in its sole discretion by majority vote, without referral to an arbitrator, shall be required. The decision by the Independent Committee shall be final and binding on the Parties.

          10.4 DEDUCTIBLE. In no event shall Federated be liable to an Indemnified Party to the extent that all Indemnity Claims found valid under this Article X do not exceed $25,000 in the aggregate, such that the Indemnified Party shall absorb a total of the first $25,000 of losses, costs, expenses or damages sustained by it relating to valid Indemnity Claims made hereunder and after said Indemnified Party shall have absorbed such total of $25,000 in respect to valid Indemnity Claims generally, the balance of all such valid Indemnity Claims shall be subject to indemnification as provided in this Article X, it being understood by the Parties that said $25,000 deductible amount is a cumulative aggregate deductible and is not applicable as a deduction to each Indemnity Claim individually.

          10.5 CONFORMITY WITH ARTICLE X. In no event shall an Indemnified Party's right to reimbursement in respect of any one or more Indemnity Claims be enforced or realized except in conformity with this Article X. The Indemnified Party hereby acknowledges that this Article X has been expressly bargained for in this transaction.

                            ARTICLE 11

                            DEFINITIONS

          11.1 DEFINED TERMS. As used herein, the terms below shall have the following meanings:

          "ACTIONS" means (i) any outstanding criminal, civil or administrative injunction, judgment, order, decree, ruling, or charge, contingent or otherwise and whether or not required to be disclosed, or
(ii) any action, suit, proceeding, hearing, or investigation of, in, or before any court or administrative agency of any federal, state, local, or foreign jurisdiction.

          "AFFILIATE" means, with respect to any person, any person directly or indirectly controlling, controlled by, or under common control with such other person. For purposes of this definition, "control" (including with correlative meaning, the terms "controlled by" and "under common control with") as used with respect to any person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through ownership of voting securities, by contract or otherwise.

          "FEDERATED MATERIAL ADVERSE EFFECT" means a material adverse change in or effect on the consolidated financial condition, properties, business or results of operations of Federated, taken as a whole.

          "WISE MATERIAL ADVERSE EFFECT" means a material adverse change in or effect on the consolidated financial condition, properties, business or results of operations of Wise, taken as a whole.

                            ARTICLE 12

                           MISCELLANEOUS

          12.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All of the representations and warranties of the Parties contained in Articles II, III and IV shall survive for six months following the Closing Date.

          12.2 PRESS RELEASES AND PUBLIC ANNOUNCEMENTS. No Party shall issue any press release or make any public announcement relating to the subject matter of this Agreement prior to the closing without the prior written approval of Federated and Blaustein; PROVIDED, HOWEVER, that any Party may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly-traded securities (in which case the disclosing Party will use its best efforts to advise the other Parties prior to making the disclosure).

          12.3 THIRD PARTY BENEFICIARIES. This Agreement shall not confer any rights or remedies upon any person other than the Parties and their respective successors and permitted assigns.

          12.4 ENTIRE AGREEMENT. This Agreement (including the documents referred to herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they have related in any way to the subject matter hereof.

          12.5 SUCCESSION AND ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of his or its rights, interests, or obligations hereunder without the prior written approval of Federated and Blaustein.

          12.6 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

          12.7 PRONOUNS. Whenever the context requires, the use in this Agreement of a pronoun of any gender shall be deemed to refer also to any other gender, and the use of the singular shall be deemed to refer also to the plural.

          12.8 HEADINGS. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

          12.9 NOTICES. All notices, requests, demands, claims, and other communications hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

     IF TO BLAUSTEIN:

Martin L. Blaustein, Chairman
Wise Components, Inc.
28 Henry Street
Greenwich, Connecticut  06830

     Fax: (203) 531-7956

     and copy to:

Smith, Ranscht, Connors, Mutino,
     Nordell & Sirignano, P.C.
235 Main Street
White Plains, NY 10601
Attn: Michael Nordell, Esq.

     Fax: (914) 946-8861

     IF TO FEDERATED:

Federated Purchaser, Inc.
268 Cliffwood Avenue
Cliffwood, New Jersey 07721
Attn: Harry J. Fallon, Chairman

     Fax: (908) 290-8008

     and copy to:

Sills Cummis Zuckerman Radin
     Tischman Epstein & Gross
One Riverfront Plaza
Newark, NJ 07102-5400
Attn: Victor H. Boyajian, Esq.

     Fax: (973) 643-6500

     IF TO WISE:

Wise Components, Inc.
28 Henry Street
Greenwich, Connecticut  06830
Attn: Martin L. Blaustein, Chairman

     Fax: (203) 531-4859

     and copy to:

Smith, Ranscht, Connors, Mutino,
     Nordell & Sirignano, P.C.
235 Main Street
White Plains, NY 10601
Attn: Michael Nordell, Esq.

     Fax: (914) 946-8861

     Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

          12.10 JURISDICTION. Each of the Parties hereto, including all persons joining in this Agreement, hereby expressly agrees that jurisdiction respecting any dispute between or among them arising out of this Agreement, shall be in the appropriate State Courts of New York, or the United States District Court for the Southern District of New York.

          12.11 AMENDMENTS AND WAIVERS. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by Federated, Blaustein and Wise. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

          12.12 SEVERABILITY. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

          12.13 EXPENSES. Each party will bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby; PROVIDED, HOWEVER, that Federated shall pay 50%, and Wise shall pay 50%, of all legal and professional fees relating to the preparation and filing of the Registration Statement.

          12.14 CONSTRUCTION. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation.

          12.15 INCORPORATION OF EXHIBITS AND SCHEDULES. The Exhibits and Disclosure Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.


          IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the date first above written.


                         FEDERATED PURCHASER, INC.


                         By:
                            Harry J. Fallon

                         Title: President


                         WISE COMPONENTS, INC.


                         By:
                            Martin L. Blaustein

                         Title: Chairman


                         MARTIN L. BLAUSTEIN

                           APPENDIX II



                     FEDERATED PURCHASER, INC.

             ________________________________________

   CERTIFICATE OF AMENDMENT OF THE CERTIFICATE OF INCORPORATION
         UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW
 .
              _______________________________________


          It is hereby certified that:

          FIRST:  The name of the corporation is

          FEDERATED PURCHASER, INC. (the "CORPORATION").

          SECOND: The certificate of incorporation of the Corporation was filed by the Department of State on May 3, 1928. The name under which the certificate of incorporation of the Corporation was filed was:

             FEDERATED PURCHASING SERVICE CORPORATION

          THIRD: The purpose of the amendment of the certificate of incorporation of the Corporation, effected by this certificate of amendment, is to increase the authorized capitalization of the corporation to the name of the Corporation.

          FOURTH: To accomplish the foregoing amendment, Article Third of the certificate of incorporation of the Corporation, is hereby amended to read as follows:

          "THIRD: The aggregate number of shares which the corporation shall have authority to issue is seven million five hundred thousand (7,500,000 shares of common stock of the par value of ten cents ($.10) per share."

          FIFTH: The foregoing amendment was authorized by resolution of the Board of Directors of the corporation, followed by the vote of a majority of the issued and outstanding common stock of the Corporation entitled to vote thereon at a shareholders meeting held on the day of December, 1997, at which a quorum was present and acting throughout.

          IN WITNESS WHEREOF, we have subscribed this document on the date set forth below and do hereby affirm, under the penalties of perjury, that the statements contained therein have been examined by us and are true and correct.

Date:  ________, 1997.

                              ______________________________
                              President


                              _______________________________
                              Secretary

                                   Exhibit 8








                                    October 23, 1997


Mr. Martin Blaustein
Wise Components Inc.
28 Henry Street
Greenwich, Connecticut 06830

                  RE:  WISE COMPONENTS, INC. B-REORGANIZATION

Gentlemen:

You have asked our opinion regarding certain federal income tax consequences of the exchange (the "Transaction") by Martin L. Blaustein ("Blaustein") of all of the issued and outstanding shares ("Wise Shares") of capital stock of Wise Components, Inc., ("Wise") for 4,882,664 shares ("Federated Shares") of the common capital stock of Federated Purchaser, Inc. ("Federated").

For purposes of this opinion we have reviewed the following documents:

1. A signed, dated Agreement by and among Wise, Federated and Blaustein (the "Agreement");

2. Compilation financial statements of Wise for the six months ended June 30, 1997;

3. Compilation financial statement of Federated and its subsidiaries for the nine months ended July 31, 1997;

4. Copies of Wise's 1996 Internal Revenue Form 1120 and Federated's 1995 (year ending October 31, 1996) Internal Revenue Form 1120;

5. An Employment Agreement between Wise and Robert Berwick ("Berwick") dated the 12th day of June, 1997 (the "Employment Agreement"); and

6. A signed Agreement with handwritten June 12, 1997 at the top by and among Wise and Berwick which appears to be a redemption agreement (the "Redemption Agreement").

In making this opinion we have also reviewed the Internal Revenue Code of 1986, as amended (the "Code") Treasury Regulations promulgated thereunder, applicable case law, interpretive rulings of the Internal Revenue Service and such other authority as we have considered relevant or appropriate. In addition, we have also assumed that:

1. The Wise Shares constitute all of the issued and outstanding shares of stock of Wise, and that except for the Agreement, there are no agreements, options, warrants, stock rights or similar rights which would entitle any party to any of the equity of Wise;

Mr. Martin Blaustein
Wise Components Inc.

                                      -2-


2. Notwithstanding the last line of Section 1.4(b) of the Agreement, no cash in lieu of fractional interest in Federated will be issued;

3. The Federated Shares to be received by Blaustein pursuant to the Agreement will be shares of voting stock and that notwithstanding that the Agreement referred to 4,882,644 shares to be received, the number of shares referred to above is the correct number of shares;

4. All non-stock interests to be received by Blaustein in connection with the Transactions contemplated by the Agreement, including, without limitation, and employment agreements or otherwise are for adequate consideration and not additional consideration for Stock;

5. Federated, Wise and Blaustein will each report this transaction as a tax-free reorganization under Section 368(a) of the Code and will each file the statements to be attached pursuant to Treasury Regulations Section 1.368-3 with their respective tax returns;

6. Wise is not insolvent and that the obligations of Wise to Berwick pursuant to the Redemption Agreement shall be satisfied by Wise without contribution or otherwise from Federated;

7. The redemption of Berwick's interest in Wise was at arm's length, for fair market value and accomplished without regard to the Transaction; and

8. The Transaction had been approved by all parties in the manner required to be approved by each such party.

Additional assumptions are contained in the body of this letter.

Accordingly, and based on the assumptions contained herein we are of the opinion that:

1. The Transaction under current law, constitutes a tax-free reorganization under Section 368(a) of the Code;

2. Wise and Federated will each be a party to the reorganization as contemplated by Section 368(b) of the Code.

3. No gain or loss will be recognized by Blaustein as a result of his exchange of the Wise Shares for the Federated Shares.

4. The tax basis of the Federated shares received by Blaustein will be equal to the basis Blaustein had in the Wise Shares which were exchanged in the Transaction.

Mr. Martin Blaustein
Wise Components Inc.

                                      -3-


5. The holding period for the Federated Shares received by Blaustein will include the holding period Blaustein had in the Wise Shares given up on the exchange.

6. Neither Wise nor Federated will recognize gain or loss as a result of the Transaction.

Please note that the foregoing discussion represents our conclusion regarding existing law as applied to the transaction subject to the assumptions contained herein. No opinion is expressed with respect to the effect, if any, changes to the Agreement are made or if any of our assumptions are inaccurate. Our conclusions are not binding upon the Internal Revenue Service or any governmental authority and no assurance can be given that the Internal Revenue Service may not take a contrary position with some or all of the opinions expressed herein.

This opinion is expressed as of the date hereof. No opinion is expressed as to the effect of the changes or events which may occur hereafter. This Firm neither accepts nor recognizes any duty or responsibility to inform you of any subsequent change or event.


                                    Very truly yours,

                                    BEDERSON & COMPANY LLP


                                    /S/ RICHARD EBERLE
                                    Richard Eberle
                                    For the Firm

RE:jz

<<Date>>


















                          FEDERATED PURCHASER, INC.


                       CONSOLIDATED FINANCIAL STATEMENTS


                        OCTOBER 31, 1997, 1996 AND 1995

                          FEDERATED PURCHASER, INC.

                        OCTOBER 31, 1997, 1996 AND 1995












                                   CONTENTS



                                                                    PAGE


Independent Auditors' Report                                        FA-3


Consolidated Balance Sheets                                         FA-4


Consolidated Statements of Operations                               FA-5


Consolidated Statements of Stockholders' Equity                     FA-6


Consolidated Statements of Cash Flows                               FA-7 -
                                                                    FA-8


Notes to Consolidated Financial Statements                          FA-9 -
                                                                    FA-14

                         INDEPENDENT AUDITORS' REPORT



To the Board of Directors and Stockholders of Federated Purchaser, Inc.
Cliffwood, New Jersey

We have audited the consolidated balance sheets of Federated Purchaser, Inc. and its subsidiaries as of October 31, 1997 and 1996 and the related consolidated statements of operations, stockholders' equity and cash flows for the years ended October 31, 1997, 1996 and 1995. These consolidated financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Federated Purchaser, Inc. and its subsidiaries as of October 31, 1997 and 1996, and the results of its operations and its cash flows for the years ended October 31, 1997, 1996 and 1995 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered recurring losses from operations which raise substantial doubt about its ability to continue as a going concern. Management=s plans regarding those matters also are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                                                         BEDERSON & COMPANY LLP






January 8, 1998
West Orange, New Jersey

                           FEDERATED PURCHASER, INC.
                          CONSOLIDATED BALANCE SHEETS
                           OCTOBER 31, 1997 AND 1996

                                    ASSETS


   		                                         1997           1996
CURRENT ASSETS:
  Cash                                               $  69,358       $ 95,918
  Accounts receivable, less allowance for doubtful
    accounts of $16,803 and $26,339, respectively      384,059        493,285
  Inventories                                          228,583        314,447
  Prepaid expenses and sundry receivables               49,754         22,925
  Note receivable - Freedom Electronics Corporation     27,500         20,000
  Restrictive covenant receivable                       24,375         24,375

  TOTAL CURRENT ASSETS                                 783,629        970,950

PROPERTY AND EQUIPMENT, net of accumulated
  depreciation and amortization                         20,600         32,028

OTHER ASSETS:
  Note receivable - Freedom Electronics Corporation,
    net of current portion                              92,500        155,000
  Restrictive covenant receivable, net of current
    portion                                                -           24,375
  Security deposits                                     10,845         10,845
  Association membership                                93,601         94,126

  TOTAL OTHER ASSETS                                   196,946        284,346

TOTAL ASSETS                                        $1,001,175     $1,287,324


                     LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Current portion of long-term debt                 $    8,331     $   10,624
  Accounts payable                                     468,479        375,851
  Accrued expenses                                      31,984         93,861

  TOTAL CURRENT LIABILITIES                            508,794        480,336

LONG-TERM DEBT, less current portion                    -               8,331

DEFERRED INCOME                                         24,375         48,750

TOTAL LIABILITIES                                      533,169        537,417

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
  Common stock, $.10 par value, authorized,
    5,000,000 shares,
    1,719,758 shares issued                            171,976        171,976
  Additional paid-in capital                         1,692,342      1,692,342
  Accumulated deficit                               (1,335,234)    (1,053,333)
    Total                                              529,084        810,985
  Less:  Treasury stock, 108,441 shares, at cost        61,078         61,078

  TOTAL STOCKHOLDERS' EQUITY                           468,006        749,907

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY          $1,001,175     $1,287,324

                         The accompanying notes are an
                  integral part of these financial statements.

                     FEDERATED PURCHASER, INC.
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                  YEARS ENDED OCTOBER 31, 1997, 1996 AND 1995










                                         1997          1996         1995

REVENUES:

  Sales, net                            $3,252,670    $3,980,560   $4,118,799

COSTS AND EXPENSES (INCOME):

  Cost of sales                          2,493,482     3,128,019    3,172,060

   Selling,  shipping,  and  general
    and  administrative                  1,061,381     1,286,444    1,353,609

  Loss on sale of subsidiary                -             -           182,791

  Depreciation and amortization             11,427        11,575       11,260

  Interest expense                           2,850         2,828        3,811

  Interest income                          (11,054)      (14,830)     (32,530)

  Restrictive covenant                     (24,375)      (20,625)     (20,625)

  Other income                                (240)         -          (9,878)

  TOTAL COSTS AND EXPENSES (INCOME)      3,533,471     4,393,411    4,660,498

LOSS BEFORE PROVISION FOR INCOME TAXES    (280,801)     (412,851)    (541,699)

PROVISION FOR INCOME TAXES                   1,100         1,975        4,363

NET LOSS                              $   (281,901)  $  (414,826)  $ (546,062)

LOSS PER SHARE                        $       (.17)  $      (.26)  $     (.34)













                         The accompanying notes are an
                  integral part of these financial statements.

                         FEDERATED PURCHASER, INC.
                     CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                       YEARS ENDED OCTOBER 31, 1997, 1996 AND 1995











Common Stock

                                                                                        Common Stock
                                                   Additional                               Held in
                        	     COMMON STOCK         Paid-in	Accumulated    TREASURY AT COST
                   	          SHARES     AMOUNT       CAPITAL      (DEFICIT)     SHARES     AMOUNT

BALANCES - October 31, 1994	1,719,758   $ 171,976	$1,692,342	$ (92,445)    19,552    $ 16,633

  Purchase of treasury stock         -           -            -              -        88,889      44,445

  Net loss                  	     -           -            -          (546,062)      -           -

BALANCES - October 31, 1995	1,719,758     171,976 	 1,692,342       (638,507)   108,441      61,078

  Net loss                           -           -            -          (414,826)      -           -

BALANCES - October 31, 1996	1,719,758     171,976    1,692,342     (1,053,333)   108,441      61,078

  Net loss                  	     -           -            -          (281,901)      -           -

BALANCES - October 31, 1997	1,719,758   $ 171,976	$1,692,342    $(1,335,234)   108,441	$ 61,078
















                              The accompanying notes are an
                       integral part of these financial statements.

                     FEDERATED PURCHASER, INC.
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED OCTOBER 31, 1997, 1996 AND 1995




                              	   		            1997          1996         1995

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss    		      	        	            $(281,901)    $(414,826)   $(546,062)
  Adjustments to reconcile net loss to net cash
    from operating activities:
      Depreciation and amortization                            11,427        11,575       11,260
      Allowance for doubtful accounts                          (9,525)        4,751        4,001
      Accrued interest income                                    -             -          (5,959)
      Loss on divestiture of Freedom Electronics, Corp.          -             -         182,791
      (Increase) decrease in current assets:
        Accounts receivable                		      118,762       (11,647)    (100,164)
        Inventories                                            85,864        77,835       48,370
        Prepaid expenses and sundry receivables               (26,829)       13,943       (6,033)
        Tax refund receivable                                    -             -           5,119
        Decrease in security deposits                            -             -           9,228
      Increase (decrease) in current liabilities:
        Accounts payable                                       92,628        92,526      (47,095)
        Accrued expenses                                      (61,887)       35,387      (30,178)

  NET CASH USED BY OPERATING ACTIVITIES                       (71,461)     (190,456)    (474,722)

CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds on divestiture of Freedom Electronics, Corp.          -             -         100,000
  Investment in subsidiary                                       -             -         (50,471)
  Purchase of marketable securities                              -             -        (286,224)
  Sale of marketable securities                                  -           99,744      192,439
  Advance to subsidiary                                          -             -         (15,500)
  Purchase of property and equipment                             -             (471)      (2,688)
  Collection of note receivable                                55,000        35,000      655,845
   (Increase)  decrease in association membership costs           525       (23,672)     (20,400)

  NET CASH PROVIDED BY INVESTING ACTIVITIES                    55,525       110,601      573,001

CASH FLOWS USED BY FINANCING ACTIVITIES:
   Payments  on  notes   payable  and  long-term  debt        (10,624)      (10,742)     (74,624)

NET (INCREASE) DECREASE IN CASH                               (26,560)      (90,597)      23,655

CASH - beginning of year                                       95,918       186,515      162,860

CASH - end of year                                         $   69,358    $   95,918    $ 186,515

                                  (Continued)



                         The accompanying notes are an
                  integral part of these financial statements.

                     FEDERATED PURCHASER, INC.
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED OCTOBER 31, 1997, 1996 AND 1995







                                         1997          1996         1995

SUPPLEMENTAL DISCLOSURES OF CASH FLOW
  INFORMATION:
    Cash paid during the year for:
      Interest                           $  2,850       $   2,828    $    3,811

      Income taxes                       $    404       $    -       $      421




NON-CASH INVESTING AND FINANCING ACTIVITY:
  Divestiture of Freedom Electronics Corp.,
    summarized as follows:
      Selling price                      $  -           $    -      $1,100,290

      Less:  Note receivable                -                -        (210,000)
        Restrictive covenant                -                -         (90,000)
        Treasury stock                      -                -         (44,445)

      Cash received                      $  -           $    -      $  755,845


  Cash received                          $  -           $    -      $  755,845

  Applied to:
    Sale of stock                           -                -        (100,000)
    Intercompany indebtedness               -                -        (655,845)

                                            -                -        (755,845)

                                         $  -           $    -      $     -
</TOTAL>






                                  (Concluded)


                         The accompanying notes are an
                  integral part of these financial statements.

                                     FA-8


                     FEDERATED PURCHASER, INC.
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        OCTOBER 31, 1997, 1996 AND 1995

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        NATURE OF BUSINESS
        The Companies are engaged in the sale of electronic parts, components and related equipment.

        ACCOUNTING ESTIMATES
        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

        REVENUE RECOGNITION
        Federated Purchaser, Inc.  and  its  subsidiaries,  ("the  Company"  or
        "Federated") maintain their records on the accrual basis of accounting.
        Income is earned and recorded when title passes and expenses are recorded when incurred. Any merchandise returned by customers in the normal course of business must be pre-approved by management.

        DEFERRED REVENUE
        In conjunction with the sale of all the common stock of its wholly-owned subsidiary, Freedom Electronics Corporation, on November 14,
        1994, Federated entered into a noncompete agreement with the purchaser.
        The $90,000 noncompete agreement is being recognized into income over the four-year term of the agreement based upon monthly installments received.

        PRINCIPLES OF CONSOLIDATION
        The  consolidated financial statements  include  the  accounts  of  the
        Company  and  its  subsidiaries,  all  of  which are wholly-owned.  All
        significant  intercompany items have been eliminated.   (See  Note  13,
        Sale of Subsidiary.)

        INVENTORIES
        Inventories are stated at lower of cost (first-in, first-out method) or market.

        PROPERTY AND EQUIPMENT
        Property and equipment, including significant betterments, are recorded at cost. Upon retirement or disposal of properties, the cost and accumulated depreciation are removed from the accounts, and any gain or loss is included in income. Maintenance and repair costs are charged to expense as incurred. Provisions for depreciation are made using the straight-line method over the estimated economic lives of the assets.

        ADVERTISING
        Advertising costs are expensed as incurred and included in Selling, Shipping and General and Administrative Expenses. Advertising expenses for the years ended October 31, 1997, 1996 and 1995 were $6,898, $19,792 and $20,149, respectively.

        DEFERRED INCOME TAXES
        Deferred income  taxes  are  provided  on  a  liability  method whereby deferred  income  tax  assets  are  recognized for deductible temporary differences and operating loss carryforwards  and  deferred  income tax
        liabilities   are   recognized   for   taxable  temporary  differences.
        Temporary differences are the differences  between the reported amounts
        of  assets and liabilities and their tax bases.   Deferred  income  tax
        assets  are  reduced  by  a valuation allowance when, in the opinion of management,  it is more likely  than  not  that  some  portion  or  all deferred tax assets  will  not be realized.  Deferred income tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

                                     FA-9


                     FEDERATED PURCHASER, INC.
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        OCTOBER 31, 1997, 1996 AND 1995

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

        RECLASSIFICATION
        Certain  prior year amounts have  been  reclassified  to  conform  with
        current year  presentation.   Such  reclassifications  had no effect on
        reported net losses.

        NET LOSS PER COMMON SHARE
        The computations of losses per share are based on the weighted average number of shares outstanding during the year: 1,611,317 in 1997 and 1996 and 1,614,726 in 1995.

        LONG-LIVED ASSETS
        Effective November  1, 1996, the Company adopted Statement of Financial
        Accounting Standards ("SFAS") No. 121, ACCOUNTING FOR THE IMPAIRMENT OF
        LONG-LIVED ASSETS AND  FOR  LONG-LIVED  ASSETS  TO  BE DISPOSED OF.  In
        accordance  with  SFAS No. 121, the Company reviewed long-lived  assets for impairment whenever  events  or  changes  in business circumstances occur that indicate that the carrying amount of  the  assets may not be
        recoverable.   The  Company  assesses the recoverability of  long-lived
        assets  held  and to be used based  on  undiscounted  cash  flows,  and measures the impairment, if any, using discounted cash flows.  Adoption of SFAS No. 121  did  not  have  a  material  impact  on  the Company=s financial position, operating results or cash flows.

        FAIR VALUE OF FINANCIAL INSTRUMENTS
        The Company measures its financial assets and liabilities in accordance with  generally  accepted  accounting principles.  For certain  of  the
        Company=s  financial  instruments,   including   cash,  trade  accounts
        receivable, notes receivable, accounts payable, accrued  expenses,  the carrying  amounts  approximate  fair  value  due  to  their  short term
        maturities.    The   amount   shown   for  long-term  receivables  also
        approximate fair value.  The fair value of the Company=s long-term debt is based upon rates currently available  to  the Company for loans with similar terms and average maturities.  The fair  value of the long-term debt approximates its carrying value.

NOTE 2 - GOING CONCERN

        The Company's financial statements have been prepared on a going concern basis which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.

        As shown in  the  financial  statements,  the  Company has incurred net losses of $281,901, $414,826 and $546,062 for the  fiscal  years  ended
        October  31,  1997,  1996  and 1995, respectively and sales and working
        capital have continued to decline.   These  factors  raise  substantial
        doubt about the Company=s ability to continue as a going concern.

        The Company's continued operations will depend on its ability to raise additional funds through a combination of equity or debt financing, strategic alliances, increased revenues and reduction of operating costs. See Note 14 - Proposed Acquisition.

        The Company=s  long-term  liquidity will depend on its ability to raise
        substantial additional funds.   There  can  be  no assurances that such
        funds will be available to the Company on acceptable terms, if at all.

NOTE 3 - CONCENTRATION OF CREDIT RISK AND RISK ARISING FROM CASH DEPOSITS
        IN EXCESS OF INSURED LIMITS

        The Company sells its products to various customers  primarily  in  the
        Northeast   United   States.    The  Company  performs  ongoing  credit
        evaluations on its customers and generally does not require collateral.
        The Company maintains reserves for  potential  credit  losses  and such losses have been within management's expectations.  At times throughout the  year  the Company may maintain certain bank accounts in excess  of the FDIC insured limits.


                                     FA-10


                     FEDERATED PURCHASER, INC.
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        OCTOBER 31, 1997, 1996 AND 1995

NOTE 4 - INVENTORIES

        Inventories consist of the following:
                                                       1997        1996

           Merchandise for resale                     $228,583    $314,447

NOTE 5 - PROPERTY AND EQUIPMENT

        Property and equipment consist of the following:


        	                                  1997         1996         USEFUL LIFE

<S

          Leasehold improvements    		   $  12,522    $  12,522      5 - 31 years
          Furniture, fixtures and equipment	     110,626      110,626      5 - 15 years
           Automotive equipment                       24,139       24,139      4 years
             Total                                   147,287      147,287
           Less:  Accumulated depreciation
                      and amortization               126,687      115,259

           Net property and equipment   	   $  20,600    $  32,028


NOTE 6 - ASSOCIATION MEMBERSHIP

        The Company is a member of a cooperative buying group and has been purchasing stock in such group pursuant to group guidelines. The total investment as of October 31, 1997 and 1996 was $93,601 and $94,126, respectively. In the event that the Company were to leave the group, the group would be obligated to refund all invested amounts over a five year period. The association membership is valued at cost, which approximates the current market value.

NOTE 7 - LONG-TERM DEBT

        Long-term debt payable consist of the following:

                                                       1997        1996

           IBM Credit Corporation, payable in monthly
           installments of $1,122, including interest
           at 11% through July 1998, secured by data
           processing equipment.                      $  8,331     $18,955

           Less:  Current portion                        8,331      10,624

           Total long-term debt                       $ -         $  8,331

NOTE 8 - ACCRUED EXPENSES

        Accrued expenses as of October 31, consist of the following:

                                                       1997        1996

           Payroll                                     $12,944     $17,693
           Professional fees                            11,680      63,470
           Sundry                                        7,360      12,698

           Total accrued expenses                      $31,984     $93,861

                     FEDERATED PURCHASER, INC.
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        OCTOBER 31, 1997, 1996 AND 1995

NOTE 9 - RETIREMENT PLAN

        The Company sponsored a profit sharing plan covering substantially all employees. There was no charge to income for 1996 and 1995. The Board of Directors adopted a resolution on December 1, 1995 to terminate the Company=s sponsored profit sharing plan covering substantially all employees.

NOTE 10 - INCOME TAXES DEFERRED AND PAYABLE

        Components of provision for income taxes are as follows:

                                          1997         1996        1995
           Current:
             Federal                    $     -      $     -     $     -
             State                          1,100        1,975       4,363

               Total                        1,100        1,975       4,363

           Deferred:
             Federal                          -            -            -

           Total taxes                  $   1,100    $   1,975   $   4,363

        Accounting for income taxes provides for an asset and liability approach to accounting for income taxes that require the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns.

        In estimating future consequences, all expected future events other than proposed changes in the tax law or rates prior to enactment. A valuation allowance is provided when it is more likely than not that some portion or all of the deferred tax assets will not be realized.

        Temporary differences between the financial statement carrying amounts and tax bases of assets and liabilities that give rise to significant portions of the net deferred tax asset relate to the following:

                                                       1997        1996
           Accounts receivable, principally due to
             allowance for doubtful accounts         $   7,225   $  11,326

           Carryforward losses                         801,423     672,025

           Valuation allowance                       (808,648)   (683,351)

           Net deferred tax assets and liabilities   $     -     $     -

        At October 31, 1997, the Company had net operating loss carryforwards of approximately $1,796,000 that expire in the years 2008 to 2012.

        The consolidated income tax (benefit) was different than the amount computed using the United States statutory income tax rate for the reasons set forth in the following table:

                                         1997         1996        1995

           Expected tax (credit) at U.S.
             statutory income tax rate$  (95,472)   $(141,041)  $(184,178)
           State income taxes               1,100        1,975       4,363
           Valuation allowance             95,472      141,041     184,178

                                      $     1,100   $    1,975  $    4,363

                     FEDERATED PURCHASER, INC.
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        OCTOBER 31, 1997, 1996 AND 1995





NOTE 11 - LEASE COMMITMENT

        As of September 30, 1992, the Company moved to a new facility under an operating lease agreement which will expire on December 31, 1998 at a minimum annual lease rental of $106,970. The lease was modified on June 1, 1995 to remove the premises used by Freedom Electronics Corporation at a minimum annual lease rental of $58,000. In addition to minimum rentals, the Company will be responsible for real estate taxes and a pro-rata share of all common charges. Rent charged to operations was $76,528, $80,979 and $82,885, respectively, for the years ended October 31, 1997, 1996 and 1995.

        The future aggregate minimum rental payments under this operating lease agreement are as follows:

               Years Ended
               OCTOBER 31,

                   1998                               $ 58,000
                   1999                                  9,667

                                                      $ 67,667

NOTE 12 - MAJOR SUPPLIER INFORMATION

        The Company had one supplier from whom it purchased approximately $418,000 or 17% of purchases for the year ended October 31, 1997 and one supplier from whom it purchased approximately $523,000 or 16% of purchases for the year ended October 31, 1996.

NOTE 13 - SALE OF SUBSIDIARY

        On  November   15,  1994,  by  unanimous  vote  of  all  non-interested
        directors,  Federated   Purchaser,   Inc.   (Federated)   divested  its
        subsidiary, Freedom Electronics Corporation (Freedom).

        In consideration of the divestiture of 100% of the outstanding shares of Freedom Electronics Corporation, Federated Purchaser, Inc. received approximately $354,000, including $100,000 in cash, a $210,000 7% promissory note due on November 15, 1998 and 88,889 shares of common stock of Federated (representing 4.9% of the class outstanding) held personally by Freedom's President. In addition, the parties entered into customary covenants not to compete, pursuant to which Federated would become entitled to receive $90,000 over a period of four years. As part of this transaction certain intercompany indebtedness to Federated was satisfied by payment of an additional $656,000.

        The loss on the divestiture of Freedom amounted to $182,791 or $.11 per share.

NOTE 14 - PROPOSED ACQUISITION

        On October 1, 1997, Federated Purchaser, Inc. signed an agreement whereby Federated will acquire Wise Components, Inc. for an exchange of stock which will be accounted for as a purchase. The purchase of Wise Components, Inc. has not been consummated as of October 31, 1997.

        The terms of the agreement call for Federated Purchaser, Inc. to exchange 4,491,988 newly issued shares of its common stock for all of the outstanding capital stock of Wise Components, Inc.

                     FEDERATED PURCHASER, INC.
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        OCTOBER 31, 1997, 1996 AND 1995




NOTE 14 - PROPOSED ACQUISITION (CONTINUED)

        The following unaudited proforma information for the years ended October 31, 1997, 1996 and 1995 give retroactive effect of the proposed acquisition of Wise Components, Inc., which will be accounted for as a purchase when consummated. The unaudited proforma information gives retroactive effect to the foregoing transaction as if it had occurred at the beginning of each year presented. Such information does not purport to represent what the Company=s results of operations would actually have been if the foregoing transactions had actually been consummated on such dates or project the Company=s results of operations for any future period or date.

                               YEARS ENDED OCTOBER 31,
                                   1997           1996           1995
                            (Unaudited Proforma Information)

        Revenues, rounded         $15,559,000   $19,417,000    $19,296,000

        Net income, rounded       $     3,000   $   189,000    $   100,000

        Income (loss) per share   $       .00   $       .03    $       .02

        Cash dividends per share  $         -   $         -    $         -

        Weighted average number
          of shares outstanding     6,103,305     6,103,305      6,106,714

                         INDEPENDENT AUDITORS' REPORT





To the Board of Directors and Stockholders of Federated Purchaser, Inc.
Cliffwood, New Jersey


We have audited the financial statements of Federated Purchaser, Inc. and its subsidiaries as of October 31, 1997 and have issued our report thereon dated January 8, 1998; such financial statements and report are included elsewhere in this Form 10K. Our audit also included the financial statements schedules of Federated Purchaser, Inc. and its subsidiaries listed in Item 14. These financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion based on our audit. In our opinion, such financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.


                                                        BEDERSON & COMPANY LLP









January 8, 1998
West Orange, New Jersey

                                                                 SCHEDULE VIII



                     FEDERATED PURCHASER, INC.
                VALUATION AND QUALIFYING ACCOUNTS AND RESERVES










   COLUMN A                     COLUMN B     COLUMN C    COLUMN D     COLUMN E

                                            Additions
                                            Charged to
                               Balance at   Profit and  Deductions    Balance
                               Beginning      Loss or       From      at Close
CLASSIFICATION                  OF PERIOD     INCOME      RESERVES    OF PERIOD


Year ended October 31, 1997:
  Allowance for doubtful
   accounts			$ 26,339     $   6,000     $ 15,536     $ 16,803



Year ended October 31, 1996:
  Allowance for doubtful
   accounts			$ 22,835     $   4,751     $  1,247     $ 26,339



Year ended October 31, 1995:
  Allowance for doubtful
   accounts			$ 28,682     $ 13,235     $ 19,082     $ 22,835

                            WISE COMPONENTS, INC.

                           FINANCIAL STATEMENTS AND
                           SUPPLEMENTARY INFORMATION

                          DECEMBER 31, 1996 AND 1995




































                                      FB

                       WISE COMPONENTS, INC.

                          DECEMBER 31, 1996 AND 1995










                                   CONTENTS



                                                                   PAGE


Independent Auditors' Report                                       FB-1

Financial Statements:

  Balance Sheets                                                   FB-2

  Statements of Income                                             FB-3

  Statements of Retained Earnings                                  FB-4

  Statements of Cash Flows                                         FB-5

  Notes to Financial Statements                                    FB-6 - FB-11

Supplementary Information:

  Independent Auditors' Report on Supplementary Information        FB-13

  Schedules of Cost of Sales                                       FB-14

  Schedules of Selling and Shipping Expenses and
    General and Administrative Expenses                            FB-15

                         INDEPENDENT AUDITORS' REPORT



Stockholders and Directors of
Wise Components, Inc.
Greenwich, Connecticut


We have audited the accompanying balance sheets of Wise Components, Inc. as of December 31, 1996 and 1995, and the related statements of income, retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Wise Components, Inc. as of December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.


                                                     BEDERSON & COMPANY LLP







West Orange, New Jersey
February 24, 1997

                            WISE COMPONENTS, INC.
                                BALANCE SHEETS
                          DECEMBER 31, 1996 AND 1995

                                    ASSETS

                                                      1996          1995

CURRENT ASSETS:
  Cash                      	                        $  281,042   $  129,559
  Accounts receivable, less allowance for doubtful
    accounts of $30,000 for 1996 and $20,145 for 1995    1,582,952    1,884,068
  Inventories                                            1,082,653    1,092,375
  Prepaid expenses and taxes                                58,786       70,057
  Deferred income taxes                                     48,638       52,721

  TOTAL CURRENT ASSETS                                   3,054,071    3,228,780

PROPERTY AND EQUIPMENT, net of accumulated
  depreciation                                             154,156      190,602

OTHER ASSETS:
  Cash surrender value, officers' life insurance, net of
    loans thereon of $30,836 for 1996 and $50,238 for 1995  49,667       82,952
  Investments in co-op buying group                           -          57,300
  Other investments                                           -           1,773
  Deposits                                                  16,420       16,420
  Deferred income taxes                                     28,191        5,656

  TOTAL OTHER ASSETS                                        94,278      164,101

TOTAL ASSETS                                            $3,302,505   $3,583,483


                     LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Note payable, bank                                    $     -      $  475,000
  Current portion of long-term debt                          8,252       75,500
  Accounts payable                                         505,598      801,954
  Accrued expenses and taxes                               243,764      245,677
  Deposit payable                                          202,970         -

  TOTAL CURRENT LIABILITIES                                960,584    1,598,131

LONG-TERM DEBT                                               3,735      118,072

TOTAL LIABILITIES                                          964,319    1,716,203

STOCKHOLDERS' EQUITY:
  Common stock, no par value, 200 shares
    authorized, 175 shares issued and outstanding           87,500       87,500
  Paid-in capital                                          367,750      367,750
  Retained earnings                                      1,882,936    1,412,030

  TOTAL STOCKHOLDERS' EQUITY                             2,338,186    1,867,280

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY              $3,302,505   $3,583,483

                  The accompanying notes are an integral part
                        of these financial statements.

                       WISE COMPONENTS, INC.
                             STATEMENTS OF INCOME
                    YEARS ENDED DECEMBER 31, 1996 AND 1995







                                         1996                     1995
                                  AMOUNT    PERCENT         AMOUNT       PERCENT
SALES                         $14,863,476    100.00% 	   $15,885,147  100.00%

COST OF SALES                  10,879,159     73.20         11,722,182   73.79

GROSS PROFIT                    3,984,317     26.80          4,162,965   26.21


OPERATING EXPENSES (INCOME):

  Selling and shipping          1,267,023      8.52          1,259,805    7.93

  General and administrative    1,722,332     11.58          1,659,054   10.44

  Depreciation and amortization    45,730       .30             58,356     .37

  Bad debts                        16,740       .11              8,780     .05

  Interest expense                 14,384       .08             64,376     .40

  Profit-sharing                   30,000       .20             80,000     .51

  Miscellaneous income             (2,505)     (.01)              -          -

  Interest income                  (5,382)     (.02)            (1,000)      -

  Loss on impairment of goodwill       -         -             182,477    1.15

  Loss on sale of securities       51,857       .37             12,500     .08

  TOTAL OPERATING EXPENSES      3,140,179     21.13          3,324,348   20.93

INCOME BEFORE PROVISION
  FOR INCOME TAXES                844,138      5.67            838,617    5.28

PROVISION FOR INCOME TAXES        373,232      2.51            340,071    2.14

NET INCOME                    $   470,906      3.16%        $  498,546    3.14%

EARNINGS PER SHARE            $  2,690.89                   $ 2,848.83








                  The accompanying notes are an integral part
                        of these financial statements.

                             WISE COMPONENTS, INC.
                        STATEMENTS OF RETAINED EARNINGS
                    YEARS ENDED DECEMBER 31, 1996 AND 1995













                                                       1996           1995


RETAINED EARNINGS - beginning                       $1,412,030    $  939,484

  Net income                                           470,906       498,546

    Total                                            1,882,936     1,438,030

  Less:  Dividends                                       -            26,000


RETAINED EARNINGS - ending                          $1,882,936    $1,412,030



























                  The accompanying notes are an integral part
                        of these financial statements.

                             WISE COMPONENTS, INC.
                           STATEMENTS OF CASH FLOWS
                    YEARS ENDED DECEMBER 31, 1996 AND 1995

                                                      1996          1995

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                        $  470,906    $  498,546
  Adjustments to reconcile net income
    to net cash from operating activities:
      Depreciation and amortization                     45,730        58,356
      Loss on impairment of goodwill                     -           182,477
      Loss on sale of securities                        49,800        12,500
      Deferred income taxes                            (18,452)      (47,090)
      Cash surrender value of officers' life insurance  33,285       (16,038)
      (Increase) decrease in:
        Accounts receivable                            301,116      (488,691)
        Inventories                                      9,722      (139,153)
        Prepaid expenses                                11,271       (53,054)
      Increase (decrease) in:
        Accounts payable                              (296,356)      166,004
        Accrued expenses and taxes                      (1,913)      129,282
        Deposit payable                                202,970          -

  NET CASH PROVIDED BY OPERATING ACTIVITIES            808,079       303,139

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property and equipment                    (9,284)      (94,188)
  Increase (decrease) in investments                     1,773        (8,175)
  Increase in deposits                                   -            (8,400)
  Proceeds from sale of securities                       7,500          -

  NET CASH USED BY INVESTING ACTIVITIES                    (11)     (110,763)

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from short-term borrowings                    -         1,810,000
  Payments on short-term borrowings                   (475,000)   (1,835,000)
  Payments on long-term debt                          (181,585)      (73,250)
  Dividends paid                                         -           (26,000)

  NET CASH USED BY FINANCING ACTIVITIES               (656,585)     (124,250)

NET INCREASE IN CASH                                   151,483        68,126

CASH - beginning                                       129,559        61,433

CASH - ending                                       $  281,042   $   129,559


SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
  Cash paid during the year for:
    Interest                                        $   18,402   $    66,214

    Income taxes                                    $  356,500   $   439,415

                  The accompanying notes are an integral part
                        of these financial statements.

                       WISE COMPONENTS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 1996 AND 1995

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        NATURE OF BUSINESS
        The Company distributes electronic components and assembles cable components primarily on the East Coast of the United States. The Company was incorporated in New York State on March 31, 1977.

        ACCOUNTING ESTIMATES
        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

        REVENUE RECOGNITION
        The Company maintains its records on the accrual basis of accounting. Income is recorded when earned and expenses are recorded when incurred. Any merchandise returned by customers in the normal course of business must be pre-approved by management.

        INVENTORIES
        Inventories are stated at the lower of cost or market value using the average cost method.

        PROPERTY AND EQUIPMENT
        Property and equipment, including significant betterments, are recorded at cost. Upon retirement or disposal of properties, the cost and accumulated depreciation are removed from the accounts, and any gain or loss is included in income. Maintenance and repair costs are charged to expense as incurred.

        DEPRECIATION
        Depreciation is provided primarily on the straight-line method for financial reporting purposes and accelerated methods for income tax purposes.

        ADVERTISING
        The Company follows the policy of charging the costs of advertising to expense as incurred. Advertising expense was $185,701 and $201,996 for the years ended December 31, 1996 and 1995, respectively.

        INVESTMENTS
        Investments are recorded at cost. Fair value at December 31, 1996 and 1995 approximates cost.

        INCOME TAXES
        Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and
        operating  loss  carryforwards  and   deferred   tax   liabilities  are
        recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

        RECLASSIFICATION OF FINANCIAL STATEMENT PRESENTATION
        Certain reclassifications have been made to the December 31, 1995 financial statements to conform with the December 31, 1996 financial statement presentation. Such reclassifications have had no effect on net income as previously reported.

        EARNINGS PER SHARE
        The computation  of earnings per share is based on the weighted average
        of shares outstanding  during  the  year.   For  both 1996 and 1995 the
        weighted average of shares outstanding was 175 shares.

                       WISE COMPONENTS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 1996 AND 1995

NOTE 2 - PROPERTY AND EQUIPMENT

        Property and equipment, stated at cost, consist of the following:

                                                      DECEMBER 31,        Estimated
                                                    1996      1995      USEFUL LIVES
             Leasehold improvements 	         $220,169  $220,169     5 - 10 years
             Furniture and fixtures     	  167,618   158,334     5 - 10 years
             Automotive equipment         	  123,401   123,401          5 years
                                   	          511,188   501,904
             Less:  Accumulated depreciation	  357,032   311,302

                                                 $154,156  $190,602


NOTE 3 - NOTE PAYABLE, BANK

        On June 29, 1995, the Company negotiated a new agreement with Fleet Bank, formerly Shawmut Bank, effective July 1, 1995. The new agreement provides for borrowings up to $1,000,000 with interest at 1/4% over the bank's prime interest rate and expires on July 1, 1997. The loan is secured by a lien on corporate assets and guarantees by the corporate stockholders. As of December 31, 1996, $-0- is outstanding against the line-of-credit and as of December 31, 1995, $475,000 was outstanding against the line-of-credit.

NOTE 4 - LONG-TERM DEBT


        Long-term debt consists of the following:
                                                       		 	1996         1995
             Fleet Bank, formerly Shawmut Bank, payable in
             monthly installments of $3,333 until August 1, 1998,
             plus interest at prime plus 1%, secured by lien on
             corporate assets and guarantees by the corporate
             stockholders.  The note was paid off during 1996.		$      -     $106,667

             Shawmut Bank, payable in monthly installments of
             $2,083 until August 1, 1998, plus interest at prime,
             secured by $100,000 of State of Connecticut
             Municipal Bonds purchased by Martin Blaustein
             and pledged to the Bank.  The note was paid off
             during 1996.                                		       -       66,667

             IBM Credit Corporation, payable in monthly
             installments of $875, including interest, until June
             1998, secured by computer equipment.                           11,987     20,238

                                                                            11,987    193,572

             Less:  Current maturities                                       8,252     75,500

             Long-term debt                                              $   3,735   $118,072

                                     FB-7

         Maturities of long-term debt are as follows:

              Years Ended
             DECEMBER 31,

                  1997                               $   8,252
                  1998                                   3,735

                                                       $11,987

                       WISE COMPONENTS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 1996 AND 1995

NOTE 4 - LONG-TERM DEBT (CONTINUED)

        Based on the borrowing rates currently available to the corporation for loans with similar terms and average maturities, the fair value of long-term debt approximates book value.

NOTE 5 - INCOME TAXES

        The provision (benefit) for income taxes consisted of the following:

                                                       1996        1995
           Current tax:
             Federal                                  $286,114     $283,281
             State                                     105,570      103,880

                                                       391,684      387,161

           Deferred tax:
             Federal                                   (15,148)     (34,302)
             State                                      (3,304)     (12,788)

                                                       (18,452)     (47,090)

           Total income tax provision (benefit)       $373,232     $340,071

        A reconciliation of provision (benefit) for income taxes at the federal statutory rate (34%) to income tax provision (benefit) at the Company's effective rate is as follows:

                                                       1996         1995

           Computed tax provision at the
	     expected statutory rate		    $287,007	   $285,130
           State income tax - net of Federal tax
             benefit    			      70,402         71,192
           Other                                      15,823        (16,251)

                                                    $373,232       $340,071

        Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

        Significant components of the Company's deferred tax assets consisted of the following:

                                                       1996         1995
           Deferred tax assets:
             Current:
               Allowance for doubtful receivables    $  13,575   $    9,116
               Tax inventory adjustment                 11,441        8,692
               Excess book depreciation                 11,938        8,238
               Accrued vacation                         11,684       26,675

                                                        48,638       52,721

             Noncurrent:
               Capital loss carryforwards               28,191        5,656

             Net deferred tax assets                 $  76,829    $  58,377

                        WISE COMPONENTS, INC.
                           NOTES TO FINANCIAL STATEMENTS
                            DECEMBER 31, 1996 AND 1995

NOTE 6 - EMPLOYEES PROFIT SHARING PLAN

        The Company has a qualified profit-sharing plan and 401(k) plan which includes all eligible, as defined, employees. The expense for the period ended December 31, 1996 and 1995 was $30,000 and $80,000, respectively.

NOTE 7  - LOSS ON IMPAIRMENT

        In 1995, the Company adjusted the remaining goodwill of $182,478 per Statement of Financial Accounting Standards #121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of". This goodwill was the result of a purchase of Ancar Electronic Supply, Inc. in 1993. Management asserts that since Ancar Electronic Supply, Inc. was purchased by Wise Components, Inc. and dissolved, all employees were transferred to Wise, all accounts receivables were either allocated or written-off, all outstanding payables and accruals were paid, all inventory was assigned to Wise with obsolete inventory written-off, and all agreements with vendors and customers were assigned to Wise, there is no remaining value associated with the original purchase of Ancar Electronic Supply, Inc. Accordingly, the Company has recorded a loss on impairment for the goodwill remaining at January 1, 1995.

NOTE 8  - COMMITMENTS AND CONTINGENCIES

        The Company conducts its operations in leased facilities under operating leases which expired January 31, 1995. Subsequent to the expiration of the leases, the Company continues to rent on a month-to-month basis.

        Rent charged to operations amounted to $99,945 and $86,433 for the years ended December 31, 1996 and 1995, respectively.

        As of December 31, 1996, current monthly rent amounts to approximately $8,300 per month.

NOTE 9  - CONCENTRATION OF CREDIT RISK

        The Company maintains its bank accounts in several financial institutions and is insured by the Federal Deposit Insurance Corporation up to $100,000. Uninsured balances at December 31, 1996 approximated $382,000.

NOTE 10 - MAJOR CUSTOMERS

        The Company had one customer to whom it sold approximately $1,914,000 or 13% of sales. The accounts receivable from this customer amounted to approximately $244,000 or 15% of the total accounts receivable balance.

NOTE 11 - MAJOR SUPPLIERS

        The Company had one supplier from whom it purchased approximately $1,543,000 or 14% of purchases.

NOTE 12 - OTHER MATTERS

        On June 12, 1995, the Board of Directors voted to resign the Company's membership in The Genie Group, Inc., a cooperative buying association.

NOTE 13 - SUBSEQUENT EVENT

        On January 16, 1997, the Vice President of sales resigned his position within the Company. The Company expects a decrease in sales and a decrease in earnings before income taxes for 1997 as a result of this resignation.
                                       FB-10

        On January 17, 1997, a letter of intent was signed by the shareholders of Wise Components, Inc. to sell the outstanding shares of common stock of Wise Components, Inc. to an acquiring company on terms agreeable to both parties.

                             SUPPLEMENTARY INFORMATION

             INDEPENDENT AUDITORS' REPORT ON SUPPLEMENTARY INFORMATION




To the Board of Directors and Stockholders of Wise Components, Inc.


Our report on our audits of the basic financial statements of Wise Components, Inc. for December 31, 1996 and 1995 appears on Page 1. Those audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary schedules are presented for purposes of additional analysis and are not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


                                                        BEDERSON & COMPANY LLP











February 24, 1997

                        WISE COMPONENTS, INC.
                            SCHEDULES OF COST OF SALES
                      YEARS ENDED DECEMBER 31, 1996 AND 1995












                                                     1996          1995


INVENTORIES - beginning                            $ 1,092,375  $    953,222

  Purchases                                         10,841,317    11,827,920
  Freight-in                                            28,120        33,415

                                                    11,961,812    12,814,557
INVENTORIES - ending                                 1,082,653     1,092,375


TOTAL COST OF SALES                                $10,879,159   $11,722,182






























          See Independent Auditors' report on supplementary information.

                        WISE COMPONENTS, INC.
                  SCHEDULES OF SELLING AND SHIPPING EXPENSES AND
                        GENERAL AND ADMINISTRATIVE EXPENSES
                      YEARS ENDED DECEMBER 31, 1996 AND 1995





                                                      1996          1995

SELLING AND SHIPPING EXPENSES:
  Sales salaries                                    $  907,025    $  886,887
  Outside commissions                                    4,916        24,477
  Advertising                                          185,701       201,996
  Business promotions                                   74,393        51,277
  Shipping and receiving salaries                      102,062       107,508
  Supplies                                              10,733        13,499
  Freight-out, net of recoveries                       (17,807)      (25,839)


TOTAL SELLING AND SHIPPING EXPENSES                 $1,267,023    $1,259,805



GENERAL AND ADMINISTRATIVE EXPENSES:
  Salaries:
    Officers                                       $   604,241   $   577,492
    Office                                             211,861       211,720
    Purchasing                                         199,371       238,303
                                                     1,015,473     1,027,515

  Consulting fees                                        4,564        19,675
  Rent                                                  99,945        86,433
  Telephone                                             95,679        87,872
  Repairs and maintenance                               20,594        17,468
  Utilities                                             16,511        15,521
  Insurance                                             31,911        29,500
  Truck and auto expense                                14,390        24,244
  Group insurance                                       91,376        84,012
  Office expenses                                       46,950        59,932
  Payroll taxes                                        129,956       119,833
  Professional fees                                    138,060        61,675
  Dues and subscriptions                                 1,746         1,135
  Donations                                              4,620         5,525
  Miscellaneous expenses                                10,557        18,714


TOTAL GENERAL AND ADMINISTRATIVE EXPENSES           $1,722,332    $1,659,054










          See Independent Auditors' report on supplementary information.

                               WISE COMPONENTS, INC.

                               FINANCIAL STATEMENTS


                            DECEMBER 31, 1995 AND 1994






































                                        FC

                               WISE COMPONENTS, INC.

                            DECEMBER 31, 1995 AND 1994








                                     CONTENTS



                                                          PAGE


Independent Auditors' Report                              FC-1

Financial Statements:

  Balance Sheets                                          FC-2

  Statements of Income                                    FC-3

  Statements of Retained Earnings                         FC-4

  Statements of Cash Flows                                FC-5

  Notes to Financial Statements                   FC-6 - FC-11

                           INDEPENDENT AUDITORS' REPORT



Stockholders and Directors of
Wise Components, Inc.
Greenwich, Connecticut


We have audited the accompanying balance sheets of Wise Components, Inc. as of December 31, 1995 and 1994, and the related statements of income, retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Wise Components, Inc. as of December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.


                                          BEDERSON & COMPANY LLP






West Orange, New Jersey
February 16, 1996

                               WISE COMPONENTS, INC.
                                  BALANCE SHEETS
                            DECEMBER 31, 1995 AND 1994

                                      ASSETS

                                                        1995          1994
CURRENT ASSETS:
  Cash                                               $  129,559    $   61,433
  Accounts receivable, less allowance for
    doubtful accounts of $20,145 for 1995
    and $18,469 for 1994                              1,884,068     1,395,377
  Inventories                                         1,092,375       953,222
  Prepaid expenses and taxes                             70,057        17,003
  Deferred income taxes                                  52,721        11,287

  TOTAL CURRENT ASSETS                                3,228,780     2,438,322

PROPERTY AND EQUIPMENT, net of accumulated
  depreciation                                          190,602       154,770

OTHER ASSETS:
  Goodwill, less accumulated amortization of
    $190,417 for 1995 and $7,940 for 1994                  -          182,477
  Cash surrender value, officers' life
    insurance, net of loans thereon of $50,238
    for 1995 and $40,532 for 1994                        82,952        66,914
  Investments in co-op buying group                      57,300        61,300
  Other investments                                       1,773         2,098
  Deposits                                               16,420         8,020
  Deferred income taxes                                   5,656         -

  TOTAL OTHER ASSETS                                    164,101       320,809

TOTAL ASSETS                                         $3,583,483    $2,913,901


                       LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Note payable, bank                                 $  475,000    $  500,000
  Current portion of long-term debt                      75,500        75,500
  Accounts payable                                      801,954       635,950
  Accrued expenses and taxes                            245,677       116,395

  TOTAL CURRENT LIABILITIES                           1,598,131     1,327,845

LONG-TERM DEBT                                          118,072       191,322

TOTAL LIABILITIES                                     1,716,203     1,519,167

STOCKHOLDERS' EQUITY:
  Common stock, no par value, 200 shares
    authorized, 175 shares issued and outstanding        87,500        87,500
  Paid-in capital                                       367,750       367,750
  Retained earnings                                   1,412,030       939,484

  TOTAL STOCKHOLDERS' EQUITY                          1,867,280     1,394,734

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY           $3,583,483    $2,913,901

                    The accompanying notes are an integral part
                          of these financial statements.

                               WISE COMPONENTS, INC.
                               STATEMENTS OF INCOME
                      YEARS ENDED DECEMBER 31, 1995 AND 1994






                                           1995         1994
                                    AMOUNT     PERCENT     AMOUNT      PERCENT

SALES                             $15,885,147  100.00%   $11,971,540   100.00%

COST OF SALES                      11,722,182   73.79      8,716,183    72.81

GROSS PROFIT                        4,162,965   26.21      3,255,357    27.19

OPERATING EXPENSES (INCOME):
  Selling and shipping              1,259,805    7.93      1,096,478     9.17
  General and administrative        1,659,054   10.44      1,540,376    12.86
  Depreciation and amortization        58,356     .37         56,689      .47
  Bad debts                             8,780     .05         20,439      .17
  Interest expense                     64,376     .40         74,103      .62
  Profit-sharing                       80,000     .51         40,000      .33
  Interest income                      (1,000)    -             (500)     -
  Loss on impairment of goodwill      182,477    1.15           -         -
  Loss on sale of securities           12,500     .08           -         -

  TOTAL OPERATING EXPENSES          3,324,348   20.93      2,827,585    23.62

INCOME BEFORE PROVISION
  FOR INCOME TAXES                    838,617    5.28        427,772     3.57

PROVISION FOR INCOME TAXES            340,071    2.14        184,049     1.53


NET INCOME                        $   498,546    3.14%   $   243,723     2.04%


NET INCOME PER SHARE              $  2,848.83            $  1,392.70















                    The accompanying notes are an integral part
                          of these financial statements.

                               WISE COMPONENTS, INC.
                          STATEMENTS OF RETAINED EARNINGS
                      YEARS ENDED DECEMBER 31, 1995 AND 1994









                                                        1995          1994


RETAINED EARNINGS - beginning                        $  939,484    $  721,761

  Net income                                            498,546       243,723

    Total                                             1,438,030       965,484

  Less:  Dividends                                       26,000        26,000


RETAINED EARNINGS - ending                           $1,412,030    $  939,484































                    The accompanying notes are an integral part
                          of these financial statements.

                               WISE COMPONENTS, INC.
                             STATEMENTS OF CASH FLOWS
                      YEARS ENDED DECEMBER 31, 1995 AND 1994


                                                        1995          1994

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                         $  498,546    $  243,723
  Adjustments to reconcile net income
    to net cash from operating activities:
      Depreciation and amortization                      58,356        56,689
      Loss on impairment of goodwill                    182,477          -
      Loss on sale of securities                         12,500          -
      Deferred income taxes                             (47,090)      (17,523)
      (Increase) decrease in:
        Accounts receivable                            (488,691)      (55,405)
        Inventories                                    (139,153)      (20,459)
        Prepaid expenses                                (53,054)       12,108
        Cash surrender value of officers' life
          insurance                                     (16,038)       (4,265)
      Increase (decrease) in:
        Accounts payable                                166,004       (20,811)
        Accrued expenses                                129,282        12,274

  NET CASH PROVIDED BY OPERATING ACTIVITIES             303,139       206,331

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property and equipment                    (94,188)      (17,384)
  Increase in investments                                (8,175)      (17,320)
  Increase in deposits                                   (8,400)         -

  NET CASH USED BY INVESTING ACTIVITIES                (110,763)      (34,704)

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from long-term borrowings                       -          260,000
  Proceeds from short-term borrowings                 1,810,000       500,000
  Payments on short-term borrowings                  (1,835,000)     (565,000)
  Payments on long-term debt                            (73,250)     (315,192)
  Dividends paid                                        (26,000)      (26,000)

  NET CASH USED BY FINANCING ACTIVITIES                (124,250)     (146,192)

NET INCREASE IN CASH                                     68,126        25,435

CASH - beginning                                         61,433        35,998

CASH - ending                                        $  129,559    $   61,433


SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
  Cash paid during the year for:
    Interest                                         $   66,214    $   72,312

    Income taxes                                     $  439,415    $  185,129



                    The accompanying notes are an integral part
                          of these financial statements.

                               WISE COMPONENTS, INC.
                           NOTES TO FINANCIAL STATEMENTS
                            DECEMBER 31, 1995 AND 1994






NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         NATURE OF BUSINESS
         The Company distributes electronic components and assembles cable components primarily on the East Coast of the United States. The Company was incorporated in the State of New York on March 31, 1977.

         ACCOUNTING ESTIMATES
         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

         REVENUE RECOGNITION
         The Company maintains its records on the accrual basis of accounting. Income is recorded when earned and expenses are recorded when incurred. Any merchandise returned by customers in the normal course of business must be pre-approved by management.

         RECLASSIFICATION OF PRIOR YEAR BALANCES
         The classifications of certain expenses within the statement of operations for the year ended December 31, 1994, have been changed to be consistent with the classifications adopted by the Company in 1995.

         INVENTORIES
         Inventories are stated at the lower of cost or market value using the average cost method.

         PROPERTY AND EQUIPMENT
         Property and equipment, including significant betterments, are recorded at cost. Upon retirement or disposal of properties, the cost and accumulated depreciation are removed from the accounts, and any gain or loss is included in income. Maintenance and repair costs are charged to expense as incurred.

         DEPRECIATION
         Depreciation is provided primarily on the straight-line method for financial reporting purposes and accelerated methods for income tax purposes.

         AMORTIZATION
         Goodwill is being amortized over a period of forty years by the straight-line method.

         INVESTMENTS
         Investments are recorded at cost. Fair value at December 31, 1995 and 1994 approximates cost.

                               WISE COMPONENTS, INC.
                           NOTES TO FINANCIAL STATEMENTS
                            DECEMBER 31, 1995 AND 1994





NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         INCOME TAXES
         Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

         EARNINGS PER SHARE
         The computation of earnings per share is based on the weighted average of shares outstanding during the year. For both 1995 and 1994 the weighted average of shares outstanding was 175 shares.

NOTE 2 - PROPERTY AND EQUIPMENT

         Property and equipment, stated at cost, consist of the following:

                                                  DECEMBER 31,      Estimated
                                                1995      1994     USEFUL LIVES

             Leasehold improvements           $220,169  $220,169   5 - 10 years
             Furniture and fixtures            158,334   164,515   5 - 10 years
             Automotive equipment              123,401    75,749        5 years
                                               501,904   460,433
             Less:  Accumulated depreciation   311,302   305,663

                                              $190,602  $154,770

NOTE 3 - NOTE PAYABLE, BANK

         On June 29, 1995, the Company negotiated a new agreement with Shawmut Bank effective July 1, 1995. The new agreement provides for borrowings up to $1,000,000 with interest at 1/4% over the bank's prime interest rate and expires on July 1, 1997. The loan is secured by a lien on corporate assets and guarantees by the corporate stockholders. As of December 31, 1995, $475,000 is outstanding against the line-of-credit.

         The Company had a line-of-credit agreement with Shawmut Bank which provided for borrowings up to $750,000 with interest at 1/2% over the bank's prime interest rate and expired on July 1, 1995. The loan was secured by a lien on corporate assets and guarantees by the corporate stockholders. As of December 31, 1994, $500,000 was outstanding against the line-of-credit.

                               WISE COMPONENTS, INC.
                           NOTES TO FINANCIAL STATEMENTS
                            DECEMBER 31, 1995 AND 1994





NOTE 4 - LONG-TERM DEBT

         Long-term debt consists of the following:

                                                           1995        1994
             Shawmut Bank, payable in monthly
             installments of $3,333 until
             August 1, 1998, plus interest at
             prime plus 1%, secured by lien on
             corporate assets and guarantees by
             the corporate stockholders.                 $106,667    $146,667

             Shawmut Bank, payable in monthly
             installments of $2,083 until August 1,
             1998, plus interest at prime, secured by
             $100,000 of State of Connecticut Municipal
             Bonds purchased by Martin Blaustein and
             pledged to the Bank.                          66,667      91,667

             IBM Credit Corporation, payable in
             monthly installments of $875, including
             interest, until June 1998, secured by
             computer equipment.                           20,238      28,488

                                                          193,572     266,822

             Less:  Current maturities                     75,500      75,500

             Long-term debt                              $118,072    $191,322

         Maturities of long-term debt are as follows:

             Years Ended
             DECEMBER 30,

                 1996                                    $ 75,500
                 1997                                      74,738
                 1998                                      43,334

                                                         $193,572

                               WISE COMPONENTS, INC.
                           NOTES TO FINANCIAL STATEMENTS
                            DECEMBER 31, 1995 AND 1994



NOTE 5 - INCOME TAXES

         The provision (benefit) for income taxes consisted of the following:

                                                       1995          1994
             Current tax:
               Federal                               $283,281      $147,814
               State                                  103,880        53,758

                                                      387,161       201,572

             Deferred tax:
               Federal                                (34,302)      (12,851)
               State                                  (12,788)       (4,672)

                                                      (47,090)      (17,523)

               Total income tax provision            $340,071      $184,049

         A reconciliation of provision (benefit) for income taxes at the federal statutory rate (34%) to income tax provision (benefit) at the Company's effective rate is as follows:

                                                        1995          1994

             Computer tax provision at the expected
               statutory rate                        $  285,130    $  145,442
             State income tax - net of Federal tax
               benefit                                   71,192        32,397
             Other                                      (16,251)        6,210

                                                     $  340,071    $  184,049

         Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

         Significant components of the Company's deferred tax assets consisted of the following:

                                                        1995          1994
             Deferred tax assets:
               Current:
                 Allowance for doubtful receivables  $   9,116     $    6,279
                 Tax inventory adjustment                8,692          3,442
                 Excess book depreciation                8,238          1,566
                 Accrued vacation                       26,675          -

                                                        52,721         11,287

               Noncurrent:
                 Capital loss carryforwards              5,656           -

                                                     $  58,377     $   11,287

                               WISE COMPONENTS, INC.
                           NOTES TO FINANCIAL STATEMENTS
                            DECEMBER 31, 1995 AND 1994






NOTE 6 - EMPLOYEES PROFIT SHARING PLAN

         The Company has a qualified profit-sharing plan and 401(k) plan which includes all eligible, as defined, employees. The expense for the period ended December 31, 1995 and 1994 was $80,000 and $40,000, respectively.

NOTE 7 - LOSS ON IMPAIRMENT

         In 1995, the Company adjusted the remaining goodwill of $182,478 per Statement of Financial Accounting Standards #121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of". This goodwill was the result of a purchase of Ancar Electronic Supply, Inc. in 1993. Management asserts that since Ancar Electronic Supply, Inc. was purchased by Wise Components, Inc. and dissolved, all employees were transferred to Wise, all accounts receivables were either allocated or written-off, all outstanding payables and accruals were paid, all inventory was assigned to Wise with obsolete inventory written-off, and all agreements with vendors and customers were assigned to Wise, there is no remaining value associated with the original purchase of Ancar Electronic Supply, Inc. Accordingly, the Company has recorded a loss on impairment for the goodwill remaining at January 1, 1995.

NOTE 8  - COMMITMENTS AND CONTINGENCIES

         The Company conducts its operations in leased facilities under operating leases which expired January 31, 1995. Subsequent to the expiration of the leases, the Company continues to rent on a month-to-month basis.

         Rent charged to operations amounted to $86,433 and $80,725 for the years ended December 31, 1995 and 1994, respectively.

         As of December 31, 1995, current monthly rent amounts to approximately $8,200 per month.

NOTE 9  - CONCENTRATION OF CREDIT RISK

         The   Company   maintains  its  bank  accounts  in  several  financial
         institutions and is insured by the Federal Deposit Insurance Corporation up to $100,000. Uninsured balances at December 31, 1995 approximated $305,000.

                               WISE COMPONENTS, INC.
                           NOTES TO FINANCIAL STATEMENTS
                            DECEMBER 31, 1995 AND 1994





NOTE 10 - MAJOR SUPPLIERS

           The Company had one supplier from whom it purchased approximately $1,923,000 or 16% of purchases.

NOTE 11 - OTHER MATTERS

           On June 12, 1995, the Board of Directors voted to resign the Company's membership in The Genie Group, Inc., a cooperative buying association.

NOTE 12 - DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

           Note payable and long-term debt - the fair value of the Company's debt is estimated based on the quoted market prices for the same or similar issues or on the current rates offered by the Company for debt of the same remaining maturities. The carrying value approximates fair value.

                        WISE COMPONENTS, INC.
                                  BALANCE SHEETS
                            SEPTEMBER 30, 1997 AND 1996
                                    (Unaudited)


                                      ASSETS

                                                     1997           1996
CURRENT ASSETS:
  Cash                                             $    52,789    $   349,394
  Accounts receivable, less allowance for
    doubtful accounts of $42,268 for 1997
    and $30,110 for 1996                             1,708,348      1,820,246
  Inventories                                        1,172,359        970,377
  Prepaid expenses and taxes                             9,860          8,643
  Deferred income taxes                                 56,456         48,252

  TOTAL CURRENT ASSETS                               2,999,812      3,196,912

PROPERTY AND EQUIPMENT, net of accumulated
  depreciation and amortization                        114,784        155,114

OTHER ASSETS:
  Cash surrender value, officers' life
    insurance, net of loans thereon of $-0-
    for 1997 and $30,836 for 1996                       30,931         49,809
  Investments in co-op buying group                     -              52,300
  Other investments                                     -               1,323
  Deposits                                              36,420         16,420
  Deferred income taxes                                 27,724         27,724

  TOTAL OTHER ASSETS                                    95,075        147,576

TOTAL ASSETS                                        $3,209,671     $3,499,602

                       LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Current portion of long-term debt                $   126,189   $      8,252
  Accounts payable                                     761,174        618,957
  Accrued expenses and taxes                           205,022        227,910
  Deposit payable                                       -             346,086

  TOTAL CURRENT LIABILITIES                          1,092,385      1,201,205

LONG-TERM DEBT                                         460,000          5,798

TOTAL LIABILITIES                                    1,552,385      1,207,003

STOCKHOLDERS' EQUITY:
  Common stock, no par value, 200 shares authorized,
  175 shares issued and outstanding at September 30,
  1996 and 87.5 shares outstanding at September
  30, 1997                                              87,500         87,500
  Paid-in capital                                      367,750        367,750
  Retained earnings                                  2,002,036      1,837,349
  Treasury stock, 87.5 shares, at cost                (800,000)          -

  TOTAL STOCKHOLDERS' EQUITY                         1,657,286      2,292,599

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY          $3,209,671     $3,499,602

                               WISE COMPONENTS, INC.
                               STATEMENTS OF INCOME
                   NINE MONTHS ENDED SEPTEMBER 30, 1997 AND 1996
                                    (Unaudited)









                                                  1997                   1996
                                    AMOUNT     PERCENT     AMOUNT      PERCENT
SALES                           $9,127,852    100.00% $11,685,322    100.00%

COST OF SALES                    6,732,397     73.76    8,648,251     74.01

GROSS PROFIT                     2,395,455     26.24    3,037,071     25.99


OPERATING EXPENSES (INCOME):
  Selling and shipping             795,323      8.71      957,394      8.19
  General and administrative     1,324,280     14.51    1,263,371     10.82
  Depreciation and amortization     31,732       .35       35,488       .30
  Bad debts                         23,609       .26       12,136       .10
  Interest                          20,097       .22       13,032       .11
  Profit-sharing                    16,000       .18       35,791       .31
  Interest income                   (4,124)     (.05)      (4,724)     (.04)
  Gain on sale of equipment         (8,401)     (.09)            -      -

  TOTAL OPERATING EXPENSES       2,198,516     24.09    2,312,488     19.79

INCOME BEFORE PROVISION
  FOR INCOME TAXES                 196,939      2.15      724,583      6.20

PROVISION FOR INCOME TAXES          77,839       .85      299,265      2.56

NET INCOME                    $    119,100      1.30%$    425,318      3.64%





















                                       FD-2


                               WISE COMPONENTS, INC.
                          STATEMENTS OF RETAINED EARNINGS
                   NINE MONTHS ENDED SEPTEMBER 30, 1997 AND 1996
                                    (Unaudited)














                                                      1997          1996


RETAINED EARNINGS - beginning                     $1,882,936    $1,412,031


  Net income                                         119,100       425,318


RETAINED EARNINGS - ending                        $2,002,036    $1,837,349
































                                       FD-3


                        WISE COMPONENTS, INC.
                             STATEMENTS OF CASH FLOWS
                   NINE MONTHS ENDED SEPTEMBER 30, 1997 AND 1996
                                    (Unaudited)



                                                      1997         1996

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                        $  119,100    $  425,318
  Adjustments to reconcile net income
    to net cash from operating activities:
      Depreciation and amortization                     31,732        35,488
      Gain on sale of equipment                         (8,401)       -
      Deferred income taxes                             (7,351)      (17,599)
      Capital gains                                     -             (2,500)
      (Increase) decrease in:
        Accounts receivable                           (125,397)       63,822
        Inventories                                    (89,706)      121,998
        Prepaid expenses and taxes                      48,926        61,414
        Cash surrender value of officers' life          18,736        33,143
	 insurance                                      18,736        33,143
       Security deposits                               (20,000)         -
      Increase (decrease) in:
        Accounts payable                               255,576      (182,996)
        Accrued expenses and taxes                     (38,742)      (17,767)
        Deposit payable                               (202,970)      346,086

  NET CASH PROVIDED BY (USED BY) OPERATING ACTIVITIES    (18,497)    866,407

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property and equipment                   (16,058)         -
  Increase in investments                               -              7,950
  Proceeds from sale of equipment                       32,100          -

  NET CASH PROVIDED BY INVESTING ACTIVITIES             16,042         7,950

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from long-term borrowings                   600,000          -
  Payments on short-term debt                           -           (542,248)
  Payments on long-term debt                           (25,798)     (112,274)
  Purchase of treasury stock                          (800,000)         -

  NET CASH USED BY FINANCING ACTIVITIES               (225,798)     (654,522)

NET INCREASE (DECREASE) IN CASH                       (228,253)      219,835

CASH - beginning                                       281,042       129,559

CASH - ending                                      $    52,789    $  349,394


SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
  Cash paid during the period for:
    Interest                                       $    15,747   $    13,701

    Income tax                                     $    96,756    $  306,000




                                       FD-4


                           Exhibit 10(a)

                       EMPLOYMENT AGREEMENT


     Employment  Agreement  ("AGREEMENT")  made this     1ST    day of May,
1997 by and between FEDERATED PURCHASER INC., a New York corporation, having its principal  offices  at 268 Cliffwood Avenue, Cliffwood,  New  Jersey  07721
("FEDERATED"), and
HARRY J. FALLON, residing  at  123 Milligan Place, South Orange, New Jersey
07079 ("FALLON").

                                WITNESSETH:

     WHEREAS, Fallon has been President and Chief Executive Officer of
Federated since 1974; and

     WHEREAS, Federated believes it is important to and in its best interests to retain Fallon as its President and Chief Executive Officer and to restrict Fallon from competing against Federated for a term extending beyond that contained in the Agreement.

     NOW THEREFORE, in consideration of the mutual covenants hereinafter contained, and intending to be legally bound hereby, the parties hereby agree as follows:

     1. EMPLOYMENT. Federated hereby employs Fallon and Fallon hereby agrees to serve in the capacity of President and Chief Executive Officer of Federated for the term hereinafter described.

     2. TERM. This Agreement shall commence on May 1, 1997 and, subject to the termination provisions included herein, shall expire on October 31, 1997 (the "TERM").

     3. SALARY. Federated shall pay to Fallon, in equal installments payable every two (2) weeks, an annual base salary ("BASE SALARY") equal to $125,000 subject to normal withholdings and deductions.

     4.   CASH BONUSES.  Federated and Fallon agree as follows:

          (a) In addition to the Base Salary provided for in paragraph 4, Federated shall pay to Fallon, in respect of its fiscal year ending October
31, 1997, a cash bonus ("BONUS") equal to ten (10%) percent  of Federated's


Operating  Profits  in excess of $300,000 for the appropriate fiscal  year;
PROVIDED HOWEVER, that the amount of any such cash bonus shall not exceed one hundred (100%) percent of Fallon's Base Salary for the applicable fiscal year.

          (b) For purposes of this Agreement, the term "OPERATING PROFITS" shall mean the combined income from all operations of Federated and its subsidiaries (including operations and subsidiaries acquired hereafter) before any contribution to profit sharing or pension plans and excluding capital gains and capital losses, and without deduction or allowance for federal or state income taxes or tax credits or for any bonus payments made to Fallon under this or any other bonus or incentive plan(s) which may be adopted in the future.

          (c)  Payments of the Bonus shall be made no later than forty-five
(45) days from the last day of the fiscal year in which such cash bonus was earned.

          (d)  The determination of Operating  Profits shall be made by the certified public accountants who prepared the annual  audit  for the fiscal
year   in  question,  in  accordance  with  generally  accepted  accounting principles  consistently  applied,  and  each  such  determination  by such accountants shall be binding and conclusive on both parties hereto.

     5.   CHANGE  OF CONTROL.  If a "CHANGE OF CONTROL" (defined below)  of
Federated shall occur  at  any  time  during  Fallon's employment hereunder
Fallon may, by notice to the Board of Directors within six (6) months of such Change of Control, elect to terminate his employment with Federated at the end of such six (6) month period. If Fallon elects to terminate his employment hereunder pursuant to this Section 5, Federated shall promptly pay him an amount equal to his salary at the then current rate for the greater of (a) the remainder of this Agreement; or (b) twelve (12) months from the date of the Change of Control. A "CHANGE OF CONTROL" shall be deemed to occur when any person, corporation, partnership, association or entity, directly or indirectly (through a subsidiary or otherwise), (i) acquires or is granted the right to acquire, directly or through a merger or similar transaction, a majority of Federated's outstanding voting securities, or (ii) acquires all or substantially all of Federated's assets.

     6.   WORKING  FACILITIES.   Federated  shall  furnish  Fallon  with  a
private  office,  and such other facilities,  services  and  staff  as  are suitable to his position  and  adequate  for  the performance or his duties hereunder.


     7.   VACATION AND OTHER BENEFITS.  Fallon  shall  be  entitled to four
(4) weeks vacation with full pay during each fiscal year during  the  Term.
In addition, Fallon shall receive all other benefits regularly offered by Federated to its employees, including but not limited to hospitalization insurance, life insurance, profit sharing benefits, pension benefits and paid holidays, but in no event shall such benefits be, at any time during the Term, less in number, type, extent and quality than those which Fallon is receiving as of the date of this Agreement.

     8.   SPECIAL BENEFITS.  Federated and Fallon agree as follows:

          (a) In the event Fallon dies during the Term while employed by Federated, Federated shall pay the salary provided for in paragraph 3 for a period of six (6) months, commencing with the first regular pay day following his death, to such person or persons as Fallon may designate in a written notice to the secretary of Federated referring to this paragraph
8(a), which designation(s) may be changed by Fallon from time to time.

          (b) In the event Fallon becomes disabled by illness or accident, to the extent that Fallon is unable to perform the duties required of him, Federated shall nevertheless continue to pay to Fallon the Base Salary.
Such payments under this paragraph 8(b) shall continue  for a period of six
(6) months from the date such disability first precludes Fallon from performing his duties. If Fallon has been continually disabled for six (6) months following the first payment pursuant to this paragraph 8(b), Federated shall have the right to terminate this Agreement at such time or any time thereafter so long as such disability continues.

          (c)  Termination of this Agreement by reason of Fallon's death or disability shall not deprive  Fallon  or  his designees of the right to the
Bonus  (computed in accordance with the provisions  hereof,  and  to  which
Fallon would  otherwise  be  entitled hereunder), except that the amount of the Bonus for the fiscal year  in  which  such  termination occurs shall be reduced by subtracting from such bonus 1/365th of the Bonus for each day in such fiscal year in excess of ninety (90) days that Fallon did not actively
perform  his  duties  (disregarding  vacation  periods   and  holidays)  as
contemplated hereunder.

     9.  REIMBURSEMENT OF EXPENSES.

          (a)  Federated  recognizes  that Fallon will incur  out-of-pocket expenses for entertainment and travel expenses  in the course of his duties
as  its  President  and  Chief  Executive  Officer.   Federated  agrees  to
reimburse  Fallon for all such expenses and/or permit him  to  charge  such expenses directly  to  Federated's  account,  provided  such  expenses  are reasonable and are incurred in the course of his employment hereunder.

          (b)  Federated   agrees   to   reimburse  Fallon  for  reasonable
financial advisor expenses, including without  limitation,  all of Fallon's personal  tax preparation expenses, PROVIDED THAT such reimbursement  shall not exceed $5,000 per annum.


     10.  IMPROVEMENTS,    INVENTORIES,    DISCOVERIES   AND   CONFIDENTIAL
INFORMATION.  Fallon hereby agrees that:

          (a) Any improvements, inventions or discoveries which he may come upon, make, invent, conceive, create or otherwise acquire by reason of or in connection with his employment hereunder during the Term or any prior employment by Federated, whether solely or jointly with others, shall be the sole and exclusive property of Federated or its nominee.

          (b) He shall and does hereby assign and transfer to Federated, its successors and assigns, and to its or their own use absolutely, all inventions, discoveries, improvements, and all interests and rights therein or thereunder, which he has invented, conceived, created, owns, controls, or has any rights to acquire, whether solely or jointly with others, or which he may, during and by reason of or in connection with his present or future employment with Federated, come upon, make, invent, conceive, create, own, control or have any right to acquire, whether solely or jointly with others.

          (c)  He shall at all times promptly disclose to Federated, and in writing  if  so requested, and to no other person  unless  so  directed  in
writing  by  Federated,   any   and  all  ideas,  inventions,  discoveries,
improvements,  and  applications therefor,  or  any  interests  and  rights described or referred  to  in  (a)  and  (b) of this paragraph 10, and that whenever requested to do so, he shall perform  or cause to be performed all such  acts,  and shall execute or cause to be executed  any  and  all  such applications,  assignments,  powers  of  attorney, and other instruments in such  manner and form as Federated or its counsel  may  deem  necessary  or desirable  to  fully  and  completely  vest and confirm in Federated or its nominee, so far as it is within Fallon's  power  to  do  so,  the  sole and exclusive right, title and interest, in, to and under all such matters, all without  any  further  consideration  other  than  this  Agreement,  but at
Federated's expense.

          (d)  At  all  times both during the Term and after the expiration or sooner termination of this Agreement, he shall keep secret all knowledge
concerning  all  ideas,  designs,   discoveries,   processes,   inventions,
improvements, developments, customers and customer lists, pricing policies, customer orders, and trade secrets made known to him by Federated or any of its officers or employees, or learned or developed by him by reason  of  or in  connection  with his employment hereunder, either alone or jointly with others, while employed  by  Federated  (either  during  the  Term  or prior thereto), and he shall not in any manner whatsoever disclose any of same or anything  relating  to any of same to any person, entity or corporation  or use the same or information derived therefrom for himself (alone or jointly with others) or any other party whatsoever.

          (e)  He shall  not  during  the  Term compete with Federated; and
after  the  expiration  or  sooner  termination  of   his  employment  with
Federated, pursuant to this Agreement or otherwise, he shall not use any of the matters described or referred to in this paragraph 10 to the extent that any of same do not at any such time constitute public knowledge.

     11.  RESTRICTIVE  COVENANTS.   Fallon  acknowledges  that Federated is
engaged in the distribution and sale of electronic parts and  equipment  on the  retail and wholesale levels and that it sells such products throughout
various  states.   Fallon has developed certain of the marketing procedures
used in developing customers  for  Federated,  and  Fallon  is aware of the
names  of  certain  of  Federated's  customers.   As a consequence  of  the
confidential nature of the customer and prospect lists,  and other product, price, sales, and financial information which are available  to  him in the course of his employment, Fallon hereby agrees that he shall not,  directly or indirectly, during the Term and for a period of one (1) year thereafter, regardless of the reason for any termination of said employment, do  any of the following:

          (a) Participate or become interested in, become affiliated or connected with, be employed by or render service to, an a sole proprietor or as a principal, partner, stockholder, director, officer, employee, agent, consultant, or other representative, any corporation, partnership, firm, association, or other entity which markets or sells at retail or wholesale, in competition with Federated, the same or substantially similar products as those marketed or sold by Federated at the time of the termination of his employment, in those States of the United States in which Federated has engaged in the distribution and sale of electronic parts and equipment;

          (b) Solicit orders from, accept orders from, or service any person, firm or other enterprise who or which was a customer of Federated during any term of his employment by Federated, whether or not such customer was personally solicited or serviced by him;

          (c) Solicit orders from, accept orders from, or service any prospects of Federated whom or which he contacted, personally or otherwise, or whose names he learned of, during any term of his employment by Federated;

          (d) Disclose to any individual, firm, association, corporation, or other enterprise, or use for his own benefit, any business, trade, financial, customer, product, or sales information which became or shall become known to him in the course of any term of his employment by Federated, such information being deemed confidential to the extent not known generally in the trade.

     Federated and Fallon agree that the provisions of this Paragraph 11 are reasonably necessary for the protection of Federated; and that in the event Fallon breaches any covenant, condition or restriction therein provided,  Federated may enforce its rights  hereunder  against  Fallon  by injunction as well as other remedies, the parties agreeing that remedies at
law  alone  for   the  breach  of  any  of  the  aforesaid  provisions  and
restrictions contained therein are inadequate.  In the event that any court having jurisdiction shall determine that any one or more of the restrictive covenants contained  in  this  paragraph  11  shall  be unreasonable in any respect,  then  such  covenant  or  covenants shall be deemed  limited  and restricted to the extent that such court  shall  deem to be reasonable, and as so limited or restricted shall remain in full force  and effect.  In the
event  that  any  such  covenant  or  covenants  shall  be  deemed   wholly
unenforceable,  the  remaining  covenants  shall  remain  in full force and effect.

     12.  TERMINATION FOR "GOOD REASON".  Federated shall have the right to discharge Fallon for "Good Reason" at any time during the Term, upon giving written  notice  to Fallon of the reasons for such proposed termination  as
determined  by Federated's  Board  of  Directors.   For  purposes  of  this
Agreement, "GOOD REASON" shall mean
(a) Fallon's  violation  of  any covenant or agreement contained herein; or
(b) Fallon's conviction for a  felony or other crime of dishonesty; in each
case  which materially and adversely  affects  Federated.   This  Agreement
shall terminate  on  the  date  of  any  termination  for  Good  Reason and
Federated shall have no further obligation to Fallon, to the same extent as if  the  Term had expired on such date; except for accrued and unpaid  Base
Salary or Bonus as calculated in accordance with the terms hereof.

     13.  SURVIVAL  OF  RESTRICTIVE COVENANTS.  The provisions of paragraph
11 shall survive the expiration of the Term without any renewal of the employment relationship, as well as the termination of Fallon's employment under this Agreement, without regard to the reason for such termination.

     14.  MISCELLANEOUS.

          (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by and against Fallon and his heirs, devisees, legatees, executors, administrators and personal representatives, and Federated and its successors and assigns.

          (b)  The  captions  or  paragraph  headings  contained  in   this
Agreement have been utilized herein solely for purposes of convenience, and shall in no event be deemed to be part or interpretive of this Agreement.

          (c) Use of the words "hereby", "herein", "hereof", "hereunder", and similar words, shall always be deemed to refer to this Agreement in its entirety, and not merely to the paragraph or subparagraph in which any such word appears.

          (d) If any provision of this Agreement, or the application of any such provision to any person or any set of facts, shall be held invalid by any court of competent jurisdiction, such provision shall not affect the validity of any other provision hereof or the validity of such provision to any other person or set of facts, it being the express intention of the parties hereto that this Agreement shall be enforceable as between them to the greatest extent possible.

          (e) The waiver by either party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach of the same or any other provision hereof by either party.

          (f) This Agreement may be executed in several counterparts, each of which shall be deemed a duplicate original, but all of which together shall constitute one and the same instrument.

          (g) This Agreement shall be construed, interpreted and enforced in accordance with the internal laws of the State of New Jersey.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement on the day and year first above written.


                              FEDERATED PURCHASER, INC.


                              by: /S/ JANE CHRISTY
			      -----------------------------------
                              Name:  Jane Christy
                              Title:  Vice President and Director



                                /S/ HARRY J. FALLON
				----------------------------------
                                   Harry J. Fallon



                           Exhibit 10(e)

                       EMPLOYMENT AGREEMENT


     Agreement made the  12th   day of June , 1997 between WISE COMPONENTS,

INC., a New York corporation with offices at 28 Henry Street, Greenwich,

Connecticut 06830 ("WISE") and ROBERT BERWICK, residing at 73 Weaver

Street, Greenwich, Connecticut 06831 ("Employee").

     WHEREAS Berwick was previously a principal of WISE and has recently terminated his equity position in said corporation; and

     WHEREAS Berwick is familiar with the customers of WISE and the operations of WISE; and

     WHEREAS WISE is desirous of obtaining the continuing services of

Berwick;

     NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties hereto, each intending to be legally bound hereby, agree as follows:

1) EMPLOYMENT

     WISE hereby employs Berwick as its Vice President and Berwick accepts such employment for the term of employment specified below.  During the

Employment Term, Berwick shall have such duties, responsibilities and authority which the Board of Directors of WISE deem appropriate.

2) PERFORMANCE

     Berwick agrees to devote such time to the performance of his duties with WISE as the parties mutually deem to be appropriate.

3) EMPLOYMENT TERM

     The Employment Term shall begin on the date of this Agreement and shall continue until the sixth anniversary of such date, unless earlier terminated as herein provided.

4) COMPENSATION

     a) SALARY

          During the Employment Term, WISE shall pay Berwick at the rate of

$4,000.00 per week.  Throughout the Employment Term, Berwick shall be given copies of all quarterly financial reports of Wise.

     b) BENEFITS

          Berwick shall be entitled to participate in any employee benefit programs offered by WISE to its employees, including but not limited to health insurance, 401K and profit sharing plans.  Nothing contained herein shall require WISE to provide Berwick with any benefits not provided for other employees.

     c) AUTOMOBILE

          Upon the execution of this Agreement WISE shall transfer to

Berwick the Lexus automobile presently being used by Berwick.  After such transfer WISE shall issue to Berwick an appropriate form 1099 or equivalent statement reflecting the fair market value of said vehicle.  Berwick shall thereafter be responsible for any and all insurance, maintenance, repairs,

gasoline and all other costs and expenses attendant to such vehicle.


5) NON-COMPETITION AND NON-SOLICITATION

     a) Berwick recognizes that his willingness to enter into the restrictive covenants contained herein was a critical condition precedent to WISE's willingness to enter into and perform under this Agreement.

Berwick also acknowledges that the restrictions contained herein will not materially or unreasonably interfere with Berwick's ability to earn a living.

     b) Berwick agrees that during the Non-Competition Period (defined below) he will not in any capacity, either separately, jointly, or in association with others, directly or indirectly, as an officer, director,

consultant, agent, employee, owner, partner, joint venturer, distributor,

dealer, representative, stockholder, investor, lender or otherwise engage or have a financial interest in any business located anywhere in the

Restricted Area (as herein defined) which competes with WISE or with any affiliate of WISE (excepting only the ownership of not more than one percent of outstanding securities of any class of stock listed on an exchange or regularly traded over the counter market.)  "Restricted Area"

means the USA, Puerto Rico and Ireland.

     An entity shall be deemed to compete with WISE or one of its affiliates as of a particular time if the entity then manufactures,

produces, distributes, or markets any product or service which is competitive with, and may be purchased in replacement or substitution of,


any product or service which was being distributed or marketed by WISE or such affiliate during the Employment Term, and which is then still being marketed or distributed by WISE or such affiliate or which WISE or such affiliate was considering marketing or distributing during the Employment

Term.  WISE and its affiliates shall be deemed to be considering marketing or distributing a product or service as of a particular date only if WISE or such affiliate intends to market or distribute such product or service within the next two years of such date.  The "Non-Competition Period" is the greater of: the period during which Berwick is employed by WISE plus a period of two years thereafter or the Employment Term plus a period of two years thereafter.

     c) Berwick further agrees that during the Non-Competition Period he will not in any capacity, either separately, jointly or in association with others, directly or indirectly, solicit, divert or take away, attempt to take away or otherwise contact any of WISE's clients, customers, accounts,

distributors, dealers or representatives as shown by WISE's records, that were clients, customers, distributors, accounts, dealers or representatives of WISE at any time during the two years immediately preceding the date of termination of Berwick's employment with WISE if such solicitation or contact is for the specific purpose of selling products or services that compete with any products or services that WISE had available to sell to its clients, customers, accounts, distributors, dealers or representatives or prospects during the two years immediately preceding the end of the Non-

Competition Period.  Berwick further agrees that during the Non-Competition

Period he will not in any capacity, either separately, jointly or in association with others, directly or indirectly, recruit, solicit or hire any employee or consultant of WISE or induce or attempt to induce any employee or consultant of WISE to terminate his or her employment or consultancy with, or otherwise cease his or her relationship with WISE.

     d) If a court determines that the foregoing restrictions are too broad or otherwise unreasonable under applicable law, including with respect to time or space, the court is hereby requested and authorized by the parties hereto to revise the foregoing restriction to include the maximum restrictions allowed under the applicable law.  Berwick expressly agrees that breach of the foregoing would result in irreparable injuries to WISE,

that the remedy at law for any such breach will be inadequate and that upon breach of this provision, WISE, in addition to all other available remedies, shall be entitled as a matter of right to injunctive relief in any court of competent jurisdiction without the necessity of proving the actual damage to WISE.  For the purposes of this section, "WISE" refers to

WISE and any subsidiaries or affiliates of WISE.

6) SECRET PROCESSES AND CONFIDENTIAL INFORMATION


     a) For the Employment Term and thereafter, (i) Berwick will not divulge, directly or indirectly, other than in the regular and proper course of business of WISE, or as required by law, any confidential knowledge or information with respect to the operation or finances of WISE,

including without limitation, inventions, products, machinery, processes,

methods, techniques, compositions, projects, developments, plans, financial data, personnel data, computer programs, and customer supplier lists

(collectively, "Confidential Information"), and (ii) Berwick will not use,

directly or indirectly, any Confidential Information for the benefit of anyone other than WISE; provided, however, that Berwick has no obligation,

express or implied, to refrain from using or disclosing to others any such knowledge or information which is or hereafter shall become available to the public other than through disclosure by Berwick.  Berwick agrees that all files, letters, memoranda, reports, records, data, sketches, drawings,

program listings or other written, photographic, or other tangible material containing Confidential Information, whether created by Berwick or others,

which shall come into his custody or possession, shall be and are the exclusive property of WISE to be used by Berwick only in the performance of his duties for WISE.

     b) All new processes, techniques, know-how, inventions, improvements,

discoveries, methods, plans, products, works of authorship, patents and devices developed, made or invented by Berwick, alone or with others,


whether patentable or not, while an employee of WISE (collectively, the

"Developments") shall become and be the sole property of WISE unless released in writing by WISE.  Berwick agrees to assign and does hereby assign to WISE (or any person or entity designated by WISE) all his right,

title and interest in and to all Developments and all related patents,

patent applications, copyrights and copyright applications.  In addition,

Berwick agrees to cooperate fully with WISE, both during and after his employment with WISE, with respect to the procurement, maintenance and enforcement of copyrights and patents (both in the United States and foreign countries) relating to Developments.  Berwick shall sign all papers, including without limitation, copyright applications, patent applications, declarations, oaths, formal assignments, assignments of priority rights, and powers of attorney which WISE may deem necessary or desirable in order to protect its rights and interests in any Developments.

     c) Notwithstanding the foregoing, if Berwick is required to disclose or divulge any Confidential Information pursuant to any subpoena or other judicial process he will promptly so notify WISE, and if so requested by

WISE, will assist WISE in seeking a protective order with respect thereto.

If WISE cannot or chooses not to obtain such protective order, Berwick will divulge only such Confidential Information as he is advised by his counsel is required to be disclosed, and will use his best efforts to ensure that the balance of such Confidential Information will be kept confidential.


7) TERMINATION

     a) TERMINATION AT END OF TERM.  Unless affirmatively extended by written agreement of WISE and Berwick, the employment of Berwick hereunder shall terminate at the end of the Employment Term.

     b) PREMATURE TERMINATION.  WISE shall have the right at any time to terminate Berwick's employment hereunder by written notice to Berwick.

However, any such termination will not in any way eliminate or reduce the obligation of WISE to remit the compensation required herein during the entire Employment Term.  In the event of Berwick's death or disability during the Employment Term, WISE shall be obligated to remit all compensation hereinabove provided throughout the balance of the Employment

Term.

8) MERGER OR OTHER SALE OF WISE.

     In the event of the sale or merger of WISE during the Employment Term,

Berwick shall, within his sole discretion, have the option of no longer rendering services to WISE if after such sale or merger Martin L. Blaustein no longer owns at least fifty-one (51%) percent of said surviving entity's

outstanding  voting stock.   However, in the event he shall elect to cease

rendering services to WISE, (due to a sale or merger which results in

Martin L. Blaustein no longer owning at least fifty-one (51%) percent of the surviving entity's outstanding voting stock) this shall not in any way diminish the obligation of WISE to remit compensation to Berwick throughout the balance of the Employment Term.  Berwick shall also have the option of requiring the corporation to immediately remit, in a lump sum, without discount, all compensation payable over the balance of the Employment Term simultaneously with the consummation of such merger or sale, in the event that after such sale or merger Martin L. Blaustein no longer owns at least fifty-one (51%) percent of said surviving entity's outstanding voting stock.

9)  SUBORDINATION OF EMPLOYMENT COMPENSATION TO FLEET BANK.

     Berwick agrees to subordinate any claims for unpaid employment compensation pursuant to this Agreement to Fleet Bank.  Said subordination shall be limited to Fleet Bank loans up to a maximum of $1,000,000.00 plus interest.  Berwick agrees that upon the occurrence and during the continuation of an event of default under the terms of such loans from

Fleet Bank he shall not receive any compensation pursuant to this agreement until such default has been cured.  Upon the curing of the event of default, WISE will have the obligation to remit any payments which were previously suspended during such default.

10) NOTICE

     Any notices required or permitted hereunder shall be in writing and shall be deemed to have been given when personally delivered or when mailed, certified or registered mail, postage prepaid, to the address as set forth above or to such other addresses as the parties may hereafter give notice as provided herein.

11) GENERAL

     a) PRIOR AGREEMENTS.

          Berwick represents and warrants that he is not a party to any other agreement relating to his employment or which would prohibit him from entering into this Agreement.  This Agreement supersedes and replaces all prior agreements between WISE and Berwick, whether written or oral,

relating to his employment by WISE.

     b) GOVERNING LAW.

          The terms of this Agreement shall be governed by the laws of the

State of New York.

     c) ASSIGNABILITY.

          Berwick may not assign his interest in or delegate his duties under this Agreement.  The covenants and obligations of Berwick hereunder shall redound to the benefit of the successors and assigns of WISE.

     d) BINDING EFFECT.

          This Agreement shall be binding upon the parties hereto, and enure to the benefit of WISE, its successors and assigns.

     e) ENTIRE AGREEMENT: MODIFICATION.


          This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and may not be modified or amended in any way except in writing by the parties hereto.

     f) DURATION.

          Notwithstanding the term of employment hereunder, this Agreement shall continue so long as any obligations remain under this Agreement.







     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound,

have hereunto executed this Agreement the day and year first above written.



                                   WISE COMPONENTS, INC.


                                   By: /s/ Martin L. Blaustein
				   -------------------------------
                                   Martin L. Blaustein, President


                                   /s/ Robert E. Berwick
				   -------------------------------
                                   Robert E. Berwick






                            EXHIBIT 22

                    SUBSIDIARIES OF THE COMPANY

                        	                    Percentage of Voting
         	                Jurisdiction of     Securities Owned by
SUBSIDIARY      	        INCORPORATION       THE COMPANY

Federated Purchaser, Inc.	Pennsylvania             100%





